UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09645

Columbia Funds Series Trust
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center Minneapolis, MN			55474
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

January 31, 2016

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $472 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2015. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

Get the market insight you need from our investment experts and subscribe to our latest publications

Stay informed with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

Subscribe to the latest information from Columbia Threadneedle. Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive, including:

■  Columbia Threadneedle Investor Newsletter, highlighting the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

■  Investment Strategy Outlook, showcasing the Columbia Threadneedle Asset Allocation Team's perspective on global economic investment conditions and markets

■  MarketTrack, featuring straightforward insight on current investment opportunities

■  White papers that delve deep into a variety of investment topics

■  Quarterly portfolio manager commentary and fund fact sheets

Update your subscriptions at any time by accessing the email subscription center.

Social media

We offer you multiple ways to access our market commentary and investment insights.

■  Perspectives blog at columbiathreadneedle.com/us
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  Twitter.com/CTinvest_US
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■  Youtube.com/CTInvestUS
View our commentaries on the economy, markets and current investment opportunities.

■  Linkedin.com/company/Columbia-Threadneedle-Investments-US
Connect with us on LinkedIn for updates from our thought leaders.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

TABLE OF CONTENTS

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	35
Federal Income Tax Information	36
Trustees and Officers	37
Important Information About This Report	43

Annual Report 2016

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Global Strategic Equity Fund (the Fund) Class A shares returned -6.66% excluding sales charges for the 12-month period that ended January 31, 2016.

■  While absolute returns disappointed, the Fund outperformed its benchmark, the MSCI ACWI (Net), which returned -6.80% during the period.

■  We attribute the Fund's outperformance of its benchmark primarily to positioning, via underlying funds, in information technology and materials, which more than offset positioning in consumer staples, which detracted.

Average Annual Total Returns (%) (for period ended January 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	10/15/96
Excluding sales charges		-6.66	6.04	4.89
Including sales charges		-12.05	4.79	4.27
Class B	08/12/97
Excluding sales charges		-7.40	5.25	4.11
Including sales charges		-10.99	4.94	4.11
Class C	10/15/96
Excluding sales charges		-7.38	5.26	4.11
Including sales charges		-8.10	5.26	4.11
Class K*	03/07/11	-6.59	6.15	4.95
Class R	01/23/06	-6.91	5.79	4.63
Class R4*	11/08/12	-6.55	6.20	4.97
Class R5*	11/08/12	-6.32	6.32	5.03
Class Z	10/15/96	-6.48	6.32	5.17
MSCI ACWI (Net)		-6.80	4.45	3.61

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

On June 1, 2015, the MSCI ACWI (Net) (the New Index) replaced the S&P 500 Index (the Former Index) as the Fund's primary benchmark. The Fund's investment manager believes that the New Index provides a more appropriate basis for comparing the Fund's performance. Information on the New Index and the Former Index will be included for a one-year transition period.

The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (February 1, 2006 – January 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Strategic Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended January 31, 2016, the Fund's Class A shares returned -6.66% excluding sales charges. While absolute returns disappointed, the Fund outperformed its benchmark, the MSCI ACWI (Net), which returned -6.80% during the period. We attribute the Fund's outperformance relative to its benchmark primarily to positioning, via underlying funds, in information technology and materials, which more than offset positioning in consumer staples, which detracted.

Global Equities Struggled Amid Low Economic Growth

The 12-month period ended January 31, 2016 was a difficult one for global equity markets. Low interest rates and low economic growth persisted across developed markets. Emerging markets were even harder hit not only by slowing economic growth but also by structural concerns, such as those seen in Greece. Most dramatically, perhaps, amid an imbalance of supply and demand, we saw plummeting commodity prices, which particularly impacted oil-producing nations and businesses. Divergent central bank policy, geopolitical risk, a strong U.S. dollar, a devaluation of China's renminbi and a broad overcapacity of industrial goods around the world further impacted global equity markets during the period.

The broad global equity market, as measured by the benchmark, underperformed the broad U.S. equity market. Within the benchmark, Denmark and Ireland were the best performers for the period, while Greece and Brazil were the biggest laggards. From a sector perspective, consumer staples was the only sector in the benchmark to post a positive absolute return during the period, as consumers benefited from savings at the gas pump. Other consumer-oriented sectors, including consumer discretionary, telecommunication services and health care, also outpaced the broad benchmark during the period. In contrast, materials and energy were the worst performers in the benchmark by a wide margin during the period, driven primarily by lower commodity prices.

Positioning In Information Technology and Materials Supported Relative Results

An overweight position in information technology and an underweight position in materials relative to the benchmark, via positions in underlying funds, contributed positively to the Fund's relative results. An overweighting allocation to Japan was the biggest regional positive contributor. Stock selection also proved effective, as the Fund's Japan sleeve, invested directly in Japanese equities, performed ahead of the relatively strong Japanese equity market. Other positive contributors included positions in underlying funds Columbia Contrarian Core Fund, Columbia Dividend Income Fund and Columbia Global Technology Growth Fund, each of which handily beat its respective underlying benchmark.

The sector that detracted most from relative results was consumer staples, as the Fund was underweight, via positions in underlying funds, the best performer in the benchmark during the period. Further, while the Fund's exposure to U.S. large-cap growth equities, via positions in Columbia Select Large Cap Growth Fund and Columbia Large Cap Growth Fund, performed well through much of the period, the significant sell-off of

Portfolio Management

Mark Burgess

Melda Mergen, CFA, CAIA*

*Effective March 9, 2016, Robert McConnaughey no longer serves as Portfolio Manager of the Fund. Melda Mergen was added as a Co-manager of the Fund.

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Portfolio Breakdown (%) (at January 31, 2016)
Common Stocks	10.2
Equity Funds	83.5
Exchange-Traded Funds	2.1
Fixed-Income Funds	3.8
Money Market Funds	0.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2016
5

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Asset allocation does not assure a profit or protect against loss. The Fund's investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. ETFs trade like stocks, are subject to investment risk and will fluctuate in market value. Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses or limited gains. See the Fund's prospectus for information on these and other risks.

growth assets at year-end 2015 and early 2016 in favor of more value-oriented equities, ultimately dampened relative results for the period overall. Other notable detractors during the period were positions in underlying funds Columbia Convertible Securities Fund and Columbia Global Infrastructure Fund, which each saw surprisingly volatile asset class performance as well as relative underperformance to their respective investment universes.

Portfolio Changes

Changes within the portfolio can be driven by active trading, by directing allocations to select market segments or by market appreciation or depreciation within a given market segment, all via investments in underlying funds. During the period, the most notable changes in the Fund were driven by the change of benchmark index to the MSCI ACWI (Net). The Fund had always included significant global exposures but operated versus a U.S.-centric benchmark. To appropriately reflect this shift, we added significantly to the Fund's international exposures via underlying funds implementing global and international equity strategies.

Annual Report 2016
6

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

August 1, 2015 – January 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	889.90	1,022.34	2.45	2.62	0.52	5.98	6.40	1.27
Class B	1,000.00	1,000.00	886.40	1,018.60	5.97	6.39	1.27	9.50	10.17	2.02
Class C	1,000.00	1,000.00	886.90	1,018.60	5.97	6.39	1.27	9.50	10.17	2.02
Class K	1,000.00	1,000.00	890.30	1,022.84	1.98	2.12	0.42	5.51	5.90	1.17
Class R	1,000.00	1,000.00	889.40	1,021.09	3.63	3.88	0.77	7.16	7.66	1.52
Class R4	1,000.00	1,000.00	890.80	1,023.59	1.27	1.36	0.27	4.81	5.15	1.02
Class R5	1,000.00	1,000.00	891.90	1,024.08	0.80	0.86	0.17	4.34	4.64	0.92
Class Z	1,000.00	1,000.00	891.50	1,023.59	1.27	1.36	0.27	4.81	5.15	1.02

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Annual Report 2016
7

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

PORTFOLIO OF INVESTMENTS

January 31, 2016

(Percentages represent value of investments compared to net assets)

Equity Funds 83.4%

	Shares	Value ($)
DIVIDEND INCOME 13.1%
Columbia Dividend Income Fund, Class I Shares(a)	1,546,484	26,553,134
Columbia Global Dividend Opportunity Fund, Class I Shares(a)	3,659,863	57,789,240
Total		84,342,374
INTERNATIONAL 49.9%
Columbia Asia Pacific ex-Japan Fund, Class I Shares(a)	1,545,119	13,875,173
Columbia Emerging Markets Fund, Class I Shares(a)(b)	2,109,773	17,996,366
Columbia European Equity Fund, Class I Shares(a)	9,393,015	57,297,390
Columbia Global Energy and Natural Resources Fund, Class I Shares(a)(b)	1,206,040	16,884,557
Columbia Global Equity Value Fund, Class I Shares(a)	1,852,643	19,045,170
Columbia Global Infrastructure Fund, Class I Shares(a)	2,374,594	25,693,104
Columbia Global Technology Growth Fund, Class I Shares(a)(b)	3,012,176	59,068,777
Columbia International Opportunities Fund, Class I Shares(a)(b)	2,134,832	27,048,320
Columbia Overseas Value Fund, Class I Shares(a)	2,425,769	18,702,676
Columbia Select Global Equity Fund, Class I Shares(a)	6,850,002	65,212,022
Total		320,823,555
U.S. LARGE CAP 16.6%
Columbia Contrarian Core Fund, Class I Shares(a)	1,860,167	37,240,531
Columbia Disciplined Core Fund, Class I Shares(a)	2,393,964	21,617,496
Columbia Large Cap Growth Fund, Class I Shares(a)(b)	1,077,990	33,881,237
Columbia Select Large Cap Growth Fund, Class I Shares(a)(b)	923,460	13,574,861
Total		106,314,125
U.S. SMALL CAP 3.8%
Columbia Small Cap Growth Fund I, Class I Shares(a)(b)	1,590,402	24,508,088
Total Equity Funds (Cost: $627,618,048)		535,988,142

Fixed-Income Funds 3.8%

	Shares	Value ($)
CONVERTIBLE 3.8%
Columbia Convertible Securities Fund, Class I Shares(a)	1,623,781	24,600,291
Total Fixed-Income Funds (Cost: $24,360,465)		24,600,291
Exchange-Traded Funds 2.1%
Financial Select Sector SPDR Fund	623,746	13,541,526
Total Exchange-Traded Funds (Cost: $15,507,316)		13,541,526

Common Stocks 10.2%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 2.0%
Automobiles 1.2%
Fuji Heavy Industries Ltd.	76,300	3,122,419
Mazda Motor Corp.	95,400	1,736,063
Toyota Motor Corp.	47,500	2,860,904
Total		7,719,386
Household Durables 0.2%
Sony Corp.	63,400	1,471,471
Leisure Products 0.2%
Shimano, Inc.	9,400	1,499,534
Media 0.4%
Daiichikosho Co., Ltd.	59,100	2,382,394
Total Consumer Discretionary		13,072,785
CONSUMER STAPLES 0.8%
Food & Staples Retailing 0.7%
San-A Co., Ltd.	43,700	2,016,833
Tsuruha Holdings, Inc.	26,500	2,199,097
Total		4,215,930
Personal Products 0.1%
Kao Corp.	13,300	713,749
Total Consumer Staples		4,929,679

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
FINANCIALS 2.2%
Banks 0.8%
Aozora Bank Ltd.	503,000	1,684,804
Mitsubishi UFJ Financial Group, Inc.	543,500	2,787,013
Sumitomo Mitsui Financial Group, Inc.	28,200	946,071
Total		5,417,888
Capital Markets 0.3%
Nihon M&A Center, Inc.	45,700	2,163,792
Diversified Financial Services 0.4%
ORIX Corp.	189,100	2,674,340
Insurance 0.2%
Tokio Marine Holdings, Inc.	33,000	1,180,728
Real Estate Investment Trusts (REITs) 0.1%
Invincible Investment Corp.	1,111	681,892
Real Estate Management & Development 0.4%
Relo Holdings, Inc.	19,200	2,298,908
Total Financials		14,417,548
HEALTH CARE 1.6%
Biotechnology 0.2%
PeptiDream, Inc.(b)	34,400	1,116,260
Health Care Equipment & Supplies 1.0%
Asahi Intecc Co., Ltd.	23,900	1,101,456
CYBERDYNE, Inc.(b)	35,000	586,113
Hoya Corp.	64,000	2,470,546
Nakanishi, Inc.	16,000	625,104
Sysmex Corp.	22,200	1,429,516
Total		6,212,735
Health Care Technology 0.2%
M3, Inc.	58,200	1,334,846
Pharmaceuticals 0.2%
Astellas Pharma, Inc.	96,600	1,337,578
Total Health Care		10,001,419
INDUSTRIALS 2.0%
Construction & Engineering 0.3%
Raito Kogyo Co., Ltd.	176,200	1,541,127

Common Stocks (continued)

Issuer	Shares	Value ($)
Machinery 0.5%
Hoshizaki Electric Co., Ltd.	16,200	1,132,885
Nihon Trim Co., Ltd.	28,300	976,817
Shinmaywa Industries Ltd.	161,000	1,300,466
Total		3,410,168
Professional Services 0.1%
Tanseisha Co., Ltd.	104,200	664,872
Road & Rail 0.4%
Central Japan Railway Co.	9,100	1,689,084
Trancom Co., Ltd.	17,300	1,033,406
Total		2,722,490
Trading Companies & Distributors 0.7%
ITOCHU Corp.	250,500	2,944,109
MonotaRO Co., Ltd	52,900	1,222,897
Total		4,167,006
Total Industrials		12,505,663
INFORMATION TECHNOLOGY 0.5%
Electronic Equipment, Instruments & Components 0.5%
Keyence Corp.	4,900	2,312,240
Murata Manufacturing Co., Ltd.	8,000	925,343
Total		3,237,583
Total Information Technology		3,237,583
MATERIALS 0.1%
Chemicals 0.1%
Nitto Denko Corp.	10,400	598,044
Total Materials		598,044
TELECOMMUNICATION SERVICES 1.0%
Diversified Telecommunication Services 0.5%
Nippon Telegraph & Telephone Corp.	82,800	3,525,013
Wireless Telecommunication Services 0.5%
KDDI Corp.	122,000	3,089,358
Total Telecommunication Services		6,614,371
Total Common Stocks (Cost: $66,612,066)		65,377,092

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2016

Money Market Funds 0.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.360%(a)(c)	2,603,359	2,603,359
Total Money Market Funds (Cost: $2,603,359)		2,603,359
Total Investments (Cost: $736,701,254)		642,110,410
Other Assets & Liabilities, Net		607,255
Net Assets		642,717,665

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Asia Pacific ex-Japan Fund, Class I Shares	—	21,949,921	(1,393,614)	(158,667)	20,397,640	—	3,515,442	13,875,173
Columbia Contrarian Core Fund, Class I Shares	58,147,811	2,325,356	(38,336,849)	16,438,805	38,575,123	1,154,229	1,170,567	37,240,531
Columbia Convertible Securities Fund, Class I Shares	40,390,970	3,514,688	(26,604,769)	7,059,576	24,360,465	1,839,425	1,673,504	24,600,291
Columbia Disciplined Core Fund, Class I Shares	10,013,902	11,690,872	(4,708,966)	1,948,994	18,944,802	—	393,185	21,617,496
Columbia Disciplined Growth Fund, Class I Shares	34,931,708	2,646	(38,859,534)	3,925,180	—	—	—	—
Columbia Dividend Income Fund, Class I Shares	71,248,036	3,299,532	(72,155,947)	22,537,108	24,928,729	1,477,747	1,820,595	26,553,134
Columbia Dividend Opportunity Fund, Class I Shares	56,281,445	1,182,473	(64,973,739)	7,509,821	—	—	1,175,202	—
Columbia Emerging Markets Fund, Class I Shares	37,956,119	6,081,003	(20,730,666)	(2,388,823)	20,917,633	—	—	17,996,366
Columbia European Equity Fund, Class I Shares	—	73,941,069	(5,560,281)	(192,249)	68,188,539	1,847,384	946,414	57,297,390
Columbia Flexible Capital Income Fund, Class I Shares	43,272,274	933,960	(48,849,562)	4,643,328	—	—	914,486	—
Columbia Global Dividend Opportunity Fund, Class I Shares	60,079,324	19,640,189	(9,506,731)	(1,825,543)	68,387,239	—	1,941,348	57,789,240
Columbia Global Energy and Natural Resources Fund, Class I Shares	37,672,603	7,806,713	(15,450,896)	(5,983,999)	24,044,421	—	—	16,884,557
Columbia Global Equity Value Fund, Class I Shares	—	24,228,395	(1,605,442)	(87,517)	22,535,436	166,201	315,405	19,045,170
Columbia Global Infrastructure Fund, Class I Shares	41,606,420	6,415,329	(5,194,323)	(1,838,532)	40,988,894	5,820,790	591,953	25,693,104
Columbia Global Technology Growth Fund, Class I Shares	—	68,832,123	(6,871,867)	193,050	62,153,306	1,050,736	—	59,068,777
Columbia International Opportunities Fund, Class I Shares	—	34,111,809	(2,838,035)	(102,617)	31,171,157	—	—	27,048,320

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Large Cap Growth Fund, Class I Shares	18,786,735	22,332,298	(8,304,476)	2,671,158	35,485,715	3,559,581	—	33,881,237
Columbia Mid Cap Growth Fund, Class I Shares	50,713,121	17,724	(53,560,620)	2,829,775	—	—	—	—
Columbia Overseas Value Fund, Class I Shares	—	48,021,673	(24,558,672)	(1,840,058)	21,622,943	—	515,343	18,702,676
Columbia Pacific/Asia Fund, Class I Shares	12,792,594	104,254	(16,195,078)	3,298,230	—	41,554	51,874	—
Columbia Real Estate Equity Fund, Class I Shares	26,170,810	1,301,644	(29,933,757)	2,461,303	—	979,351	322,294	—
Columbia Select Global Equity Fund, Class I Shares	—	79,577,146	(9,686,681)	(206,266)	69,684,199	—	—	65,212,022
Columbia Select Large Cap Equity Fund, Class I Shares	26,594,087	2,344,635	(26,259,516)	(2,679,206)	—	2,056,864	274,901	—
Columbia Select Large Cap Growth Fund, Class I Shares	56,635,538	5,250,470	(65,128,427)	19,832,603	16,590,184	5,200,824	—	13,574,861
Columbia Short-Term Cash Fund	—	85,696,913	(83,093,554)	—	2,603,359	—	2,386	2,603,359
Columbia Small Cap Growth Fund I, Class I Shares	47,276,556	10,441,949	(13,924,048)	(792,369)	43,002,088	10,402,467	—	24,508,088
Total	730,570,053	541,044,784	(694,286,050)	77,253,085	654,581,872	35,597,153	15,624,899	563,191,792

(b)  Non-income producing investment.

(c)  The rate shown is the seven-day current annualized yield at January 31, 2016.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2016

Fair Value Measurements (continued)

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at January 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Equity Funds	535,988,142	—	—	535,988,142
Fixed-Income Funds	24,600,291	—	—	24,600,291
Exchange-Traded Funds	13,541,526	—	—	13,541,526
Common Stocks
Consumer Discretionary	—	13,072,785	—	13,072,785
Consumer Staples	—	4,929,679	—	4,929,679
Financials	—	14,417,548	—	14,417,548
Health Care	—	10,001,419	—	10,001,419
Industrials	—	12,505,663	—	12,505,663
Information Technology	—	3,237,583	—	3,237,583
Materials	—	598,044	—	598,044
Telecommunication Services	—	6,614,371	—	6,614,371
Total Common Stocks	—	65,377,092	—	65,377,092
Money Market Funds	—	2,603,359	—	2,603,359
Total Investments	574,129,959	67,980,451	—	642,110,410

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $82,119,382)	$78,918,618
Affiliated issuers (identified cost $654,581,872)	563,191,792
Total investments (identified cost $736,701,254)	642,110,410
Foreign currency (identified cost $347,073)	340,020
Receivable for:
Investments sold	1,415,608
Capital shares sold	243,462
Dividends	57,123
Foreign tax reclaims	24,891
Prepaid expenses	2,955
Total assets	644,194,469
Liabilities
Payable for:
Investments purchased	432,856
Capital shares purchased	889,853
Investment management fees	1,205
Distribution and/or service fees	5,993
Transfer agent fees	62,853
Administration fees	343
Plan administration fees	1
Compensation of board members	24,039
Other expenses	59,661
Total liabilities	1,476,804
Net assets applicable to outstanding capital stock	$642,717,665
Represented by
Paid-in capital	$723,692,264
Undistributed net investment income	21,552
Accumulated net realized gain	13,602,335
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,200,764)
Investments — affiliated issuers	(91,390,080)
Foreign currency translations	(7,642)
Total — representing net assets applicable to outstanding capital stock	$642,717,665

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

January 31, 2016

Class A
Net assets	$522,769,214
Shares outstanding	46,066,953
Net asset value per share	$11.35
Maximum offering price per share(a)	$12.04
Class B
Net assets	$12,278,505
Shares outstanding	1,232,609
Net asset value per share	$9.96
Class C
Net assets	$80,104,064
Shares outstanding	8,136,015
Net asset value per share	$9.85
Class K
Net assets	$91,322
Shares outstanding	7,857
Net asset value per share	$11.62
Class R
Net assets	$2,253,665
Shares outstanding	201,489
Net asset value per share	$11.19
Class R4
Net assets	$71,411
Shares outstanding	6,045
Net asset value per share	$11.81
Class R5
Net assets	$340,104
Shares outstanding	28,757
Net asset value per share	$11.83
Class Z
Net assets	$24,809,380
Shares outstanding	2,131,703
Net asset value per share	$11.64

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

STATEMENT OF OPERATIONS

Year Ended January 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$723,186
Dividends — affiliated issuers	15,624,899
Foreign taxes withheld	(47,126)
Total income	16,300,959
Expenses:
Investment management fees	227,275
Distribution and/or service fees
Class A	1,506,143
Class B	202,349
Class C	942,935
Class R	13,112
Transfer agent fees
Class A	964,664
Class B	32,583
Class C	151,024
Class K	50
Class R	4,201
Class R4	118
Class R5	175
Class Z	67,016
Administration fees	152,348
Plan administration fees
Class K	249
Compensation of board members	18,804
Custodian fees	17,011
Printing and postage fees	103,322
Registration fees	108,069
Audit fees	18,564
Legal fees	11,313
Other	20,057
Total expenses	4,561,382
Expense reductions	(680)
Total net expenses	4,560,702
Net investment income	11,740,257
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,899,581)
Investments — affiliated issuers	77,253,085
Capital gain distributions from underlying affiliated funds	35,597,153
Foreign currency translations	58,487
Net realized gain	111,009,144
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,200,764)
Investments — affiliated issuers	(164,702,526)
Foreign currency translations	(7,642)
Net change in unrealized depreciation	(167,910,932)
Net realized and unrealized loss	(56,901,788)
Net decrease in net assets from operations	$(45,161,531)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended January 31, 2016	Year Ended January 31, 2015
Operations
Net investment income	$11,740,257	$8,168,863
Net realized gain	111,009,144	101,307,403
Net change in unrealized depreciation	(167,910,932)	(39,982,660)
Net increase (decrease) in net assets resulting from operations	(45,161,531)	69,493,606
Distributions to shareholders
Net investment income
Class A	(13,318,216)	(13,862,717)
Class B	(319,406)	(538,218)
Class C	(1,739,569)	(1,619,994)
Class K	(2,283)	(2,792)
Class R	(53,623)	(53,003)
Class R4	(2,177)	(368)
Class R5	(8,879)	(2,318)
Class Z	(910,600)	(1,303,933)
Net realized gains
Class A	(116,440,092)	(17,989,405)
Class B	(3,762,199)	(950,424)
Class C	(20,400,096)	(3,156,769)
Class K	(19,260)	(2,770)
Class R	(511,499)	(77,174)
Class R4	(18,379)	(302)
Class R5	(69,949)	(4,229)
Class Z	(7,218,349)	(1,500,258)
Total distributions to shareholders	(164,794,576)	(41,064,674)
Increase (decrease) in net assets from capital stock activity	49,111,670	(28,793,992)
Total decrease in net assets	(160,844,437)	(365,060)
Net assets at beginning of year	803,562,102	803,927,162
Net assets at end of year	$642,717,665	$803,562,102
Undistributed net investment income	$21,552	$549,403

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended January 31, 2016		Year Ended January 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	4,286,880	59,866,975	3,389,380	52,903,887
Distributions reinvested	7,865,106	102,836,354	1,605,067	25,157,919
Redemptions	(6,629,625)	(96,085,087)	(5,275,793)	(82,891,901)
Net increase (decrease)	5,522,361	66,618,242	(281,346)	(4,830,095)
Class B shares
Subscriptions	69,249	824,483	41,381	588,201
Distributions reinvested	276,665	3,245,485	78,031	1,106,622
Redemptions(a)	(1,158,577)	(15,443,704)	(1,366,697)	(19,292,713)
Net decrease	(812,663)	(11,373,736)	(1,247,285)	(17,597,890)
Class C shares
Subscriptions	941,822	11,545,927	689,063	9,699,013
Distributions reinvested	1,431,675	16,346,154	246,307	3,462,123
Redemptions	(1,370,592)	(17,423,012)	(1,062,689)	(14,991,054)
Net increase (decrease)	1,002,905	10,469,069	(127,319)	(1,829,918)
Class K shares
Distributions reinvested	1,571	20,967	335	5,350
Redemptions	—	—	(4,528)	(73,306)
Net increase (decrease)	1,571	20,967	(4,193)	(67,956)
Class R shares
Subscriptions	46,241	653,394	50,504	760,887
Distributions reinvested	40,316	523,858	8,107	125,764
Redemptions	(61,623)	(882,713)	(95,281)	(1,460,159)
Net increase (decrease)	24,934	294,539	(36,670)	(573,508)
Class R4 shares
Subscriptions	15,401	233,617	497	8,191
Distributions reinvested	1,585	20,033	33	531
Redemptions	(11,621)	(154,423)	(824)	(13,733)
Net increase (decrease)	5,365	99,227	(294)	(5,011)
Class R5 shares
Subscriptions	8,399	126,968	17,775	289,239
Distributions reinvested	5,816	78,304	396	6,405
Redemptions	(5,420)	(76,033)	(75)	(1,190)
Net increase	8,795	129,239	18,096	294,454
Class Z shares
Subscriptions	420,245	6,139,485	565,792	9,077,037
Distributions reinvested	174,109	2,367,369	50,980	814,969
Redemptions	(1,747,439)	(25,652,731)	(880,017)	(14,076,074)
Net decrease	(1,153,085)	(17,145,877)	(263,245)	(4,184,068)
Total net increase (decrease)	4,600,183	49,111,670	(1,942,256)	(28,793,992)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended January 31,										Year Ended March 31,
Class A	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$15.35		$14.83		$12.96		$11.59		$12.25		$10.33
Income from investment operations:
Net investment income	0.24		0.17		0.16		0.17		0.09		0.08
Net realized and unrealized gain (loss)	(1.00)		1.16		2.02		1.42		(0.71)		1.91
Total from investment operations	(0.76)		1.33		2.18		1.59		(0.62)		1.99
Less distributions to shareholders:
Net investment income	(0.33)		(0.35)		(0.31)		(0.22)		(0.04)		(0.07)
Net realized gains	(2.91)		(0.46)		—		—		—		—
Total distributions to shareholders	(3.24)		(0.81)		(0.31)		(0.22)		(0.04)		(0.07)
Net asset value, end of period	$11.35		$15.35		$14.83		$12.96		$11.59		$12.25
Total return	(6.66%)		8.88%		16.86%		13.81%		(4.98%)		19.35%
Ratios to average net assets(b)
Total gross expenses	0.50%		0.48%		0.50%		0.53%		0.52	%(c)	0.51%
Total net expenses(d)	0.50	%(e)	0.48	%(e)	0.50	%(e)	0.48	%(e)	0.45	%(c)(e)	0.51%
Net investment income	1.66%		1.10%		1.17%		1.38%		0.93	%(c)	0.72%
Supplemental data
Net assets, end of period (in thousands)	$522,769		$622,508		$605,625		$552,395		$539,370		$201,437
Portfolio turnover	75%		16%		18%		26%		86%		36%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended January 31,										Year Ended March 31,
Class B	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$13.88		$13.48		$11.79		$10.56		$11.21		$9.48
Income from investment operations:
Net investment income	0.09		0.04		0.04		0.06		0.00	(b)	0.00 (b)
Net realized and unrealized gain (loss)	(0.85)		1.05		1.86		1.30		(0.63)		1.75
Total from investment operations	(0.76)		1.09		1.90		1.36		(0.63)		1.75
Less distributions to shareholders:
Net investment income	(0.25)		(0.23)		(0.21)		(0.13)		(0.02)		(0.02)
Net realized gains	(2.91)		(0.46)		—		—		—		—
Total distributions to shareholders	(3.16)		(0.69)		(0.21)		(0.13)		(0.02)		(0.02)
Net asset value, end of period	$9.96		$13.88		$13.48		$11.79		$10.56		$11.21
Total return	(7.40%)		8.01%		16.09%		12.93%		(5.60%)		18.46%
Ratios to average net assets(c)
Total gross expenses	1.24%		1.23%		1.25%		1.28%		1.27	%(d)	1.26%
Total net expenses(e)	1.24	%(f)	1.23	%(f)	1.25	%(f)	1.23	%(f)	1.20	%(d)(f)	1.26%
Net investment income (loss)	0.70%		0.27%		0.35%		0.55%		0.06	%(d)	(0.05%)
Supplemental data
Net assets, end of period (in thousands)	$12,279		$28,394		$44,368		$59,438		$82,941		$74,403
Portfolio turnover	75%		16%		18%		26%		86%		36%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended January 31,										Year Ended March 31,
Class C	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$13.76		$13.36		$11.69		$10.47		$11.11		$9.40
Income from investment operations:
Net investment income (loss)	0.12		0.05		0.05		0.07		0.00	(b)	(0.00	)(b)
Net realized and unrealized gain (loss)	(0.87)		1.04		1.83		1.28		(0.62)		1.73
Total from investment operations	(0.75)		1.09		1.88		1.35		(0.62)		1.73
Less distributions to shareholders:
Net investment income	(0.25)		(0.23)		(0.21)		(0.13)		(0.02)		(0.02)
Net realized gains	(2.91)		(0.46)		—		—		—		—
Total distributions to shareholders	(3.16)		(0.69)		(0.21)		(0.13)		(0.02)		(0.02)
Net asset value, end of period	$9.85		$13.76		$13.36		$11.69		$10.47		$11.11
Total return	(7.38%)		8.08%		16.06%		12.95%		(5.56%)		18.41%
Ratios to average net assets(c)
Total gross expenses	1.25%		1.23%		1.25%		1.28%		1.27	%(d)	1.26%
Total net expenses(e)	1.25	%(f)	1.23	%(f)	1.25	%(f)	1.23	%(f)	1.20	%(d)(f)	1.26%
Net investment income (loss)	0.90%		0.34%		0.42%		0.62%		0.06	%(d)	(0.04%)
Supplemental data
Net assets, end of period (in thousands)	$80,104		$98,125		$96,989		$89,630		$90,148		$70,437
Portfolio turnover	75%		16%		18%		26%		86%		36%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended January 31,						Year Ended March 31,
Class K	2016	2015	2014	2013	2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$15.64	$15.10	$13.19	$11.79	$12.45		$12.27
Income from investment operations:
Net investment income	0.27	0.19	0.19	0.17	0.11		0.01
Net realized and unrealized gain (loss)	(1.03)	1.18	2.05	1.46	(0.72)		0.21
Total from investment operations	(0.76)	1.37	2.24	1.63	(0.61)		0.22
Less distributions to shareholders:
Net investment income	(0.35)	(0.37)	(0.33)	(0.23)	(0.05)		(0.04)
Net realized gains	(2.91)	(0.46)	—	—	—		—
Total distributions to shareholders	(3.26)	(0.83)	(0.33)	(0.23)	(0.05)		(0.04)
Net asset value, end of period	$11.62	$15.64	$15.10	$13.19	$11.79		$12.45
Total return	(6.59%)	8.98%	17.04%	13.93%	(4.88%)		1.77%
Ratios to average net assets(c)
Total gross expenses	0.39%	0.35%	0.36%	0.38%	0.37	%(d)	0.51	%(d)
Total net expenses(e)	0.39%	0.35%	0.36%	0.38%	0.37	%(d)	0.51	%(d)
Net investment income	1.80%	1.18%	1.32%	1.42%	1.15	%(d)	0.68	%(d)
Supplemental data
Net assets, end of period (in thousands)	$91	$98	$158	$135	$279		$3
Portfolio turnover	75%	16%	18%	26%	86%		36%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended January 31,										Year Ended March 31,
Class R	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$15.19		$14.68		$12.83		$11.48		$12.14		$10.25
Income from investment operations:
Net investment income	0.19		0.13		0.13		0.14		0.05		0.06
Net realized and unrealized gain (loss)	(0.98)		1.15		2.00		1.40		(0.68)		1.88
Total from investment operations	(0.79)		1.28		2.13		1.54		(0.63)		1.94
Less distributions to shareholders:
Net investment income	(0.30)		(0.31)		(0.28)		(0.19)		(0.03)		(0.05)
Net realized gains	(2.91)		(0.46)		—		—		—		—
Total distributions to shareholders	(3.21)		(0.77)		(0.28)		(0.19)		(0.03)		(0.05)
Net asset value, end of period	$11.19		$15.19		$14.68		$12.83		$11.48		$12.14
Total return	(6.91%)		8.64%		16.59%		13.49%		(5.12%)		18.99%
Ratios to average net assets(b)
Total gross expenses	0.75%		0.73%		0.75%		0.78%		0.77	%(c)	0.76%
Total net expenses(d)	0.75	%(e)	0.73	%(e)	0.75	%(e)	0.73	%(e)	0.70	%(c)(e)	0.76%
Net investment income	1.35%		0.81%		0.93%		1.18%		0.54	%(c)	0.54%
Supplemental data
Net assets, end of period (in thousands)	$2,254		$2,681		$3,131		$3,312		$3,124		$1,463
Portfolio turnover	75%		16%		18%		26%		86%		36%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended January 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$15.85		$15.29		$13.35		$12.29
Income from investment operations:
Net investment income	0.39		0.20		0.27		0.11
Net realized and unrealized gain (loss)	(1.16)		1.21		2.02		1.05
Total from investment operations	(0.77)		1.41		2.29		1.16
Less distributions to shareholders:
Net investment income	(0.36)		(0.39)		(0.35)		(0.10)
Net realized gains	(2.91)		(0.46)		—		—
Total distributions to shareholders	(3.27)		(0.85)		(0.35)		(0.10)
Net asset value, end of period	$11.81		$15.85		$15.29		$13.35
Total return	(6.55%)		9.15%		17.19%		9.50%
Ratios to average net assets(b)
Total gross expenses	0.27%		0.22%		0.24%		0.37	%(c)
Total net expenses(d)	0.27	%(e)	0.22	%(e)	0.24	%(e)	0.27	%(c)
Net investment income	2.73%		1.23%		1.84%		3.94	%(c)
Supplemental data
Net assets, end of period (in thousands)	$71		$11		$15		$3
Portfolio turnover	75%		16%		18%		26%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended January 31,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$15.85	$15.29	$13.35	$12.29
Income from investment operations:
Net investment income	0.32	0.32	0.29	0.12
Net realized and unrealized gain (loss)	(1.06)	1.10	2.02	1.05
Total from investment operations	(0.74)	1.42	2.31	1.17
Less distributions to shareholders:
Net investment income	(0.37)	(0.40)	(0.37)	(0.11)
Net realized gains	(2.91)	(0.46)	—	—
Total distributions to shareholders	(3.28)	(0.86)	(0.37)	(0.11)
Net asset value, end of period	$11.83	$15.85	$15.29	$13.35
Total return	(6.32%)	9.26%	17.39%	9.54%
Ratios to average net assets(b)
Total gross expenses	0.14%	0.10%	0.10%	0.15	%(c)
Total net expenses(d)	0.14%	0.10%	0.10%	0.15	%(c)
Net investment income	2.15%	2.03%	1.96%	4.08	%(c)
Supplemental data
Net assets, end of period (in thousands)	$340	$316	$29	$3
Portfolio turnover	75%	16%	18%	26%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended January 31,										Year Ended March 31,
Class Z	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$15.66		$15.11		$13.20		$11.80		$12.45		$10.49
Income from investment operations:
Net investment income	0.26		0.22		0.20		0.20		0.09		0.11
Net realized and unrealized gain (loss)	(1.01)		1.18		2.05		1.45		(0.68)		1.94
Total from investment operations	(0.75)		1.40		2.25		1.65		(0.59)		2.05
Less distributions to shareholders:
Net investment income	(0.36)		(0.39)		(0.34)		(0.25)		(0.06)		(0.09)
Net realized gains	(2.91)		(0.46)		—		—		—		—
Total distributions to shareholders	(3.27)		(0.85)		(0.34)		(0.25)		(0.06)		(0.09)
Net asset value, end of period	$11.64		$15.66		$15.11		$13.20		$11.80		$12.45
Total return	(6.48%)		9.18%		17.14%		14.09%		(4.71%)		19.64%
Ratios to average net assets(b)
Total gross expenses	0.24%		0.23%		0.25%		0.28%		0.26	%(c)	0.26%
Total net expenses(d)	0.24	%(e)	0.23	%(e)	0.25	%(e)	0.23	%(e)	0.20	%(c)(e)	0.26%
Net investment income	1.73%		1.40%		1.42%		1.64%		0.96	%(c)	0.97%
Supplemental data
Net assets, end of period (in thousands)	$24,809		$51,428		$53,613		$49,653		$47,768		$54,882
Portfolio turnover	75%		16%		18%		26%		86%		36%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

January 31, 2016

Note 1. Organization

Columbia Global Strategic Equity Fund (formerly known as Columbia LifeGoal® Growth Portfolio) (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. Effective June 2, 2015, Columbia LifeGoal® Growth Portfolio was renamed Columbia Global Strategic Equity Fund.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class K, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange (NYSE) on the valuation date.

Annual Report 2016
27

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

All equity securities and exchange-traded funds are valued at the close of business of the NYSE. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable

Annual Report 2016
28

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Annual Report 2016
29

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is a blend of (i) 0.00% on assets invested in Columbia proprietary funds that pay an investment management fee to the Investment Manager, (ii) 0.10% on assets invested in non-exchange-traded third-party advised mutual funds and (iii) 0.55% on assets invested in all other securities, including other funds advised by the Investment Manager that do not pay an investment management fee, exchange-traded funds, derivatives and individual securities. The effective investment management fee rate for the year ended January 31, 2016 was 0.03% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in the Understanding Your Fund's Expenses and in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Participating Affiliates

The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. Such coordination may include functional leadership of the business (the "Global" business). From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.

These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.02% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended January 31, 2016, other expenses paid by the Fund to this company were $2,509.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until

Annual Report 2016
30

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended January 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class B	0.16
Class C	0.16
Class K	0.05
Class R	0.16
Class R4	0.16
Class R5	0.05
Class Z	0.16

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended January 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $680.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares of the Fund, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $590,902 for Class A, $2,134 for Class B and $3,134 for Class C shares for the year ended January 31, 2016.

Annual Report 2016
31

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through May 31, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class A	0.51%	0.51%
Class B	1.26	1.26
Class C	1.26	1.26
Class K	0.43	0.43
Class R	0.76	0.76
Class R4	0.26	0.26
Class R5	0.18	0.18
Class Z	0.26	0.26

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. The Fund's investment management fee is also excluded from the waiver/reimbursement commitment and is therefore paid by the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At January 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$4,086,645
Accumulated net realized gain	(4,086,645)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended January 31,	2016	2015
Ordinary income	$16,354,753	$17,383,342
Long-term capital gains	148,439,823	23,681,332
Total	$164,794,576	$41,064,674

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At January 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$135,630
Undistributed long-term capital gains	17,297,889
Net unrealized depreciation	(98,377,060)

At January 31, 2016, the cost of investments for federal income tax purposes was $740,487,470 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$7,179,534
Unrealized depreciation	(105,556,594)
Net unrealized depreciation	$(98,377,060)

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations,

Annual Report 2016
32

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $567,015,921 and $638,841,583, respectively, for the year ended January 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended January 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At January 31, 2016, one unaffiliated shareholder of record owned 22.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 57.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2016
33

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
34

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Global Strategic Equity Fund (formerly known as Columbia LifeGoal® Growth Portfolio)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Strategic Equity Fund (formerly known as Columbia LifeGoal® Growth Portfolio) (the "Fund," a series of Columbia Funds Series Trust) at January 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
March 23, 2016

Annual Report 2016
35

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended January 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Qualified Dividend Income	85.14%
Dividends Received Deduction	44.64%
Capital Gain Dividend	$108,295,622
Foreign Taxes Paid	$1,193,314
Foreign Taxes Paid Per Share	$0.02
Foreign Source Income	$6,660,963
Foreign Source Income Per Share	$0.12

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2016
36

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016
37

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
38

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2016
39

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
40

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
41

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
42

COLUMBIA GLOBAL STRATEGIC EQUITY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
43

Columbia Global Strategic Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN181_01_F01_(03/16)

ANNUAL REPORT

January 31, 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

Columbia Capital Allocation Conservative Portfolio

Columbia Capital Allocation Moderate Conservative Portfolio

Columbia Capital Allocation Moderate Portfolio

Columbia Capital Allocation Moderate Aggressive Portfolio

Columbia Capital Allocation Aggressive Portfolio

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $472 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2015. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

TABLE OF CONTENTS

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Columbia Capital Allocation Conservative Portfolio

Performance Overview	3

Columbia Capital Allocation Moderate Conservative Portfolio

Performance Overview	5

Columbia Capital Allocation Moderate Portfolio

Performance Overview	7

Columbia Capital Allocation Moderate Aggressive Portfolio

Performance Overview	9

Columbia Capital Allocation Aggressive Portfolio

Performance Overview	11
Manager Discussion of Fund Performance	13
Understanding Your Fund's Expenses	16
Portfolio of Investments	20
Statements of Assets and Liabilities	84
Statements of Operations	90
Statements of Changes in Net Assets	92
Financial Highlights	101
Notes to Financial Statements	147
Reports of Independent Registered Public Accounting Firm	169
Federal Income Tax Information	170
Trustees and Officers	171
Important Information About This Report	177

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PERFORMANCE OVERVIEW

Columbia Capital Allocation Conservative Portfolio

Performance Summary

■  Columbia Capital Allocation Conservative Portfolio (the Fund) Class A shares returned -2.81% excluding sales charges for the 12-month period that ended January 31, 2016.

■  The Fund underperformed its Blended Index, which returned -1.00% for the same time period.

■  During the same 12-month period, the Fund's domestic fixed-income market, measured by the Barclays U.S. Aggregate Bond Index, returned -0.16% and the Fund's domestic equity market, measured by the Russell 3000 Index, returned -2.48%.

■  We attribute the Fund's relative performance to mixed results from asset class allocation and underlying fund performance.

Average Annual Total Returns (%) (for period ended January 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	03/04/04
Excluding sales charges		-2.81	3.38	3.94
Including sales charges		-7.39	2.38	3.43
Class B	03/04/04
Excluding sales charges		-3.55	2.62	3.16
Including sales charges		-8.23	2.29	3.16
Class C	03/04/04
Excluding sales charges		-3.56	2.64	3.16
Including sales charges		-4.50	2.64	3.16
Class K	03/04/04	-2.76	3.50	4.10
Class R*	09/27/10	-3.05	3.14	3.72
Class R4*	06/13/13	-2.57	3.50	4.00
Class R5*	06/13/13	-2.60	3.54	4.02
Class Y*	06/13/13	-2.37	3.59	4.04
Class Z*	09/27/10	-2.56	3.65	4.08
Blended Index		-1.00	4.26	4.73
Barclays U.S. Aggregate Bond Index		-0.16	3.51	4.66
Russell 3000 Index		-2.48	10.40	6.38

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Blended Index consists of 66% Barclays U.S. Aggregate Bond Index, 15% Russell 3000 Index, 10% Citi Three-Month U.S. Treasury Bill Index, 5% MSCI EAFE Index (Unhedged Net) and 4% Barclays U.S. Corporate High-Yield Index. The Citi Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills. The MSCI EAFE Index (Unhedged Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment-grade fixed-rate debt market. The index is composed of U.S. dollar-denominated corporate debt in industrial, utility and finance sectors with a minimum $150 million par amount outstanding and a maturity greater than one year.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Unhedged Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PERFORMANCE OVERVIEW (continued)

Columbia Capital Allocation Conservative Portfolio

Performance of a Hypothetical $10,000 Investment (February 1, 2006 – January 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PERFORMANCE OVERVIEW

Columbia Capital Allocation Moderate Conservative Portfolio

Performance Summary

■  Columbia Capital Allocation Moderate Conservative Portfolio (the Fund) Class A shares returned -2.78% excluding sales charges for the 12-month period that ended January 31, 2016.

■  The Fund underperformed its Blended Index, which returned -1.56% for the same time period.

■  During the same 12-month period, the Fund's domestic fixed-income market, measured by the Barclays U.S. Aggregate Bond Index, returned -0.16% and the Fund's domestic equity market, measured by the Russell 3000 Index, returned -2.48%.

■  We attribute the Fund's relative performance to mixed results from asset class allocation and underlying fund performance.

Average Annual Total Returns (%) (for period ended January 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	10/15/96
Excluding sales charges		-2.78	4.64	4.85
Including sales charges		-8.37	3.41	4.22
Class B	08/07/97
Excluding sales charges		-3.53	3.83	4.05
Including sales charges		-8.15	3.51	4.05
Class C	10/15/96
Excluding sales charges		-3.56	3.84	4.06
Including sales charges		-4.48	3.84	4.06
Class K*	02/28/13	-2.65	4.68	4.87
Class R	01/23/06	-2.93	4.38	4.60
Class R4*	11/08/12	-2.46	4.81	4.93
Class R5*	11/08/12	-2.48	4.86	4.95
Class Y*	06/13/13	-2.38	4.87	4.96
Class Z	10/15/96	-2.56	4.89	5.09
Blended Index		-1.56	5.17	5.08
Barclays U.S. Aggregate Bond Index		-0.16	3.51	4.66
Russell 3000 Index		-2.48	10.40	6.38

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Blended Index consists of 55.5% Barclays U.S. Aggregate Bond Index, 26% Russell 3000 Index, 9% MSCI EAFE Index (Unhedged Net), 5% Citi Three-Month U.S. Treasury Bill Index and 4.5% Barclays U.S. Corporate High-Yield Index. The MSCI EAFE Index (Unhedged Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Citi Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills. The Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment-grade fixed-rate debt market. The index is composed of U.S. dollar-denominated corporate debt in industrial, utility and finance sectors with a minimum $150 million par amount outstanding and a maturity greater than one year.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Unhedged Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PERFORMANCE OVERVIEW (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

Performance of a Hypothetical $10,000 Investment (February 1, 2006 – January 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Moderate Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PERFORMANCE OVERVIEW

Columbia Capital Allocation Moderate Portfolio

Performance Summary

■  Columbia Capital Allocation Moderate Portfolio (the Fund) Class A shares returned -2.89% excluding sales charges for the 12-month period that ended January 31, 2016.

■  The Fund underperformed its Blended Index, which returned -2.62% for the same time period.

■  During the same 12-month period, the Fund's domestic equity market, measured by the Russell 3000 Index, returned -2.48% and the Fund's domestic fixed-income market, measured by the Barclays U.S. Aggregate Bond Index, returned -0.16%.

■  We attribute the Fund's relative performance to mixed results from asset class allocation and underlying fund performance.

Average Annual Total Returns (%) (for period ended January 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	03/04/04
Excluding sales charges		-2.89	5.25	4.90
Including sales charges		-8.46	4.02	4.29
Class B	03/04/04
Excluding sales charges		-3.56	4.47	4.12
Including sales charges		-8.05	4.15	4.12
Class C	03/04/04
Excluding sales charges		-3.48	4.49	4.13
Including sales charges		-4.38	4.49	4.13
Class K	03/04/04	-2.83	5.34	5.07
Class R*	09/27/10	-3.06	5.01	4.65
Class R4*	06/13/13	-2.58	5.41	4.98
Class R5*	06/13/13	-2.61	5.45	5.00
Class Y*	06/13/13	-2.42	5.49	5.02
Class Z*	09/27/10	-2.65	5.52	5.04
Blended Index		-2.62	5.92	5.44
Russell 3000 Index		-2.48	10.40	6.38
Barclays U.S. Aggregate Bond Index		-0.16	3.51	4.66

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Blended Index consists of 42.5% Barclays U.S. Aggregate Bond Index, 37% Russell 3000 Index, 11% MSCI EAFE Index (Unhedged Net), 7.5% Barclays U.S. Corporate High-Yield Index and 2% MSCI Emerging Markets Index (Net). The MSCI EAFE Index (Unhedged Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment-grade fixed-rate debt market. The index is composed of U.S. dollar-denominated corporate debt in industrial, utility and finance sectors with a minimum $150 million par amount outstanding and a maturity greater than one year. The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Unhedged Net) and the MSCI Emerging Markets Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PERFORMANCE OVERVIEW (continued)

Columbia Capital Allocation Moderate Portfolio

Performance of a Hypothetical $10,000 Investment (February 1, 2006 – January 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Moderate Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PERFORMANCE OVERVIEW

Columbia Capital Allocation Moderate Aggressive Portfolio

Performance Summary

■  Columbia Capital Allocation Moderate Aggressive Portfolio (the Fund) Class A shares returned -3.42% excluding sales charges for the 12-month period that ended January 31, 2016.

■  The Fund slightly underperformed its Blended Index, which returned -3.38% for the same time period.

■  During the same 12-month period, the Fund's domestic equity market, measured by the Russell 3000 Index, returned -2.48% and the Fund's domestic fixed-income market, measured by the Barclays U.S. Aggregate Bond Index, returned -0.16%.

■  We attribute the Fund's relative performance to mixed results from asset class allocation and underlying fund performance.

Average Annual Total Returns (%) (for period ended January 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	10/15/96
Excluding sales charges		-3.42	5.56	5.33
Including sales charges		-8.98	4.31	4.70
Class B	08/13/97
Excluding sales charges		-4.15	4.78	4.53
Including sales charges		-8.62	4.45	4.53
Class C	10/15/96
Excluding sales charges		-4.08	4.78	4.54
Including sales charges		-4.98	4.78	4.54
Class K*	02/28/13	-3.32	5.65	5.37
Class R	01/23/06	-3.67	5.30	5.07
Class R4*	11/08/12	-3.23	5.74	5.42
Class R5*	11/08/12	-3.05	5.82	5.46
Class T*	03/07/11
Excluding sales charges		-3.42	5.52	5.28
Including sales charges		-8.98	4.27	4.66
Class Y*	06/13/13	-3.09	5.80	5.45
Class Z	10/15/96	-3.26	5.81	5.60
Blended Index		-3.38	6.51	5.52
Russell 3000 Index		-2.48	10.40	6.38
Barclays U.S. Aggregate Bond Index		-0.16	3.51	4.66

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Blended Index consists of 49% Russell 3000 Index, 28.5% Barclays U.S. Aggregate Bond Index, 12% MSCI EAFE Index (Unhedged Net), 6.5% Barclays U.S. Corporate High-Yield Index and 4% MSCI Emerging Markets Index (Net).The MSCI EAFE Index (Unhedged Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment-grade fixed-rate debt market. The index is composed of U.S. dollar-denominated corporate debt in industrial, utility and finance sectors with a minimum $150 million par amount outstanding and a maturity greater than one year. The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Unhedged Net) and the MSCI Emerging Markets Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PERFORMANCE OVERVIEW (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

Performance of a Hypothetical $10,000 Investment (February 1, 2006 – January 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Moderate Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PERFORMANCE OVERVIEW

Columbia Capital Allocation Aggressive Portfolio

Performance Summary

■  Columbia Capital Allocation Aggressive Portfolio (the Fund) Class A shares returned -3.92% excluding sales charges for the 12-month period that ended January 31, 2016.

■  The Fund outperformed its Blended Index, which returned -4.20% for the same time period.

■  During the same 12-month period, the Fund's domestic equity market, measured by the Russell 3000 Index, returned -2.48% and the Fund's domestic fixed-income market, measured by the Barclays U.S. Aggregate Bond Index, returned -0.16%.

■  We attribute the Fund's relative performance to mixed results from asset class allocation and underlying fund performance.

Average Annual Total Returns (%) (for period ended January 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	03/04/04
Excluding sales charges		-3.92	6.20	4.60
Including sales charges		-9.47	4.94	3.98
Class B	03/04/04
Excluding sales charges		-4.60	5.40	3.81
Including sales charges		-9.02	5.08	3.81
Class C	03/04/04
Excluding sales charges		-4.60	5.41	3.81
Including sales charges		-5.48	5.41	3.81
Class K	03/04/04	-3.76	6.32	4.78
Class R*	09/27/10	-4.09	5.94	4.37
Class R4*	06/13/13	-3.65	6.34	4.67
Class R5*	06/13/13	-3.58	6.40	4.70
Class Y*	06/13/13	-3.54	6.41	4.70
Class Z*	09/27/10	-3.69	6.46	4.74
Blended Index		-4.20	6.97	5.48
Russell 3000 Index		-2.48	10.40	6.38
Barclays U.S. Aggregate Bond Index		-0.16	3.51	4.66

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Blended Index consists of 60% Russell 3000 Index, 15% Barclays U.S. Aggregate Bond Index, 14% MSCI EAFE Index (Unhedged Net), 6% MSCI Emerging Markets Index (Net) and 5% Barclays U.S. Corporate High-Yield Index. The MSCI EAFE Index (Unhedged Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment-grade fixed-rate debt market. The index is composed of U.S. dollar-denominated corporate debt in industrial, utility and finance sectors with a minimum $150 million par amount outstanding and a maturity greater than one year.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Unhedged Net) and the MSCI Emerging Markets Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PERFORMANCE OVERVIEW (continued)

Columbia Capital Allocation Aggressive Portfolio

Performance of a Hypothetical $10,000 Investment (February 1, 2006 – January 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

MANAGER DISCUSSION OF FUND PERFORMANCE

All Fund returns listed below are for Class A shares excluding sales charges for the 12-month period that ended January 31, 2016. We attribute the Funds' relative performance to mixed results from asset class allocation and underlying fund performance.

■  Columbia Capital Allocation Conservative Portfolio returned -2.81%. The Fund underperformed its Blended Index, which returned -1.00%.

■  Columbia Capital Allocation Moderate Conservative Portfolio returned -2.78%. The Fund underperformed its Blended Index, which returned -1.56%.

■  Columbia Capital Allocation Moderate Portfolio returned -2.89%. The Fund underperformed its Blended Index, which returned -2.62%.

■  Columbia Capital Allocation Moderate Aggressive Portfolio returned -3.42%. The Fund slightly underperformed its Blended Index, which returned -3.38%.

■  Columbia Capital Allocation Aggressive Portfolio returned -3.92%. The Fund outperformed its Blended Index, which returned -4.20%.

During the same time frame, the Russell 3000 Index, which measures the domestic equity market, returned -2.48% and the Barclays U.S. Aggregate Bond Index, which measures the domestic fixed-income market, returned -0.16%.

Global Capital Markets Struggled Amid Heightened Caution

Around the world, many investors turned cautious during the period, as lackluster economic growth, contentious geopolitical conflicts and a long-awaited shift in U.S. monetary policy weighed on confidence. Subpar global economic growth persisted for the fourth consecutive year, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising U.S. dollar rounded out the list of mounting pressures. A widening trade deficit negatively impacted U.S. economic growth.

For investors in U.S. large-cap equities, modest gains in the first half of the period were wiped out in the second half of the period. Within the U.S. equity market, large-cap stocks outperformed small-cap stocks. Growth stocks outperformed value stocks for most of the period, however, in the latter months of the period when investors grew increasingly cautious, value outperformed growth. Still, U.S. equities outperformed equities of both developed and emerging markets broadly, as a strong U.S. dollar weighed on returns from overseas investments denominated in U.S. dollars. The U.S. bond market fared better as investors flocked to asset classes perceived as safer, but both the broad U.S. fixed-income market and the broad global fixed-income market still posted negative returns for the period. High-yield corporate bonds were among the weakest performing bond market segments. Emerging market bonds were actually a relative bright spot, posting positive, albeit modest, returns.

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

Marie Schofield, CFA

Beth Vanney, CFA

Toby Nangle

Conservative Portfolio Portfolio Breakdown (%) (at January 31, 2016)
Alternative Investment Funds	6.3
Common Stocks	2.6
Equity Funds	15.0
Fixed-Income Funds	71.1
Money Market Funds	5.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Moderate Conservative Portfolio Portfolio Breakdown (%) (at January 31, 2016)
Alternative Investment Funds	5.4
Common Stocks	1.8
Equity Funds	29.5
Fixed-Income Funds	59.7
Money Market Funds	3.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Moderate Portfolio Portfolio Breakdown (%) (at January 31, 2016)
Alternative Investment Funds	4.5
Common Stocks	1.7
Equity Funds	43.6
Fixed-Income Funds	45.9
Money Market Funds	4.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Moderate Aggressive Portfolio Portfolio Breakdown (%) (at January 31, 2016)
Alternative Investment Funds	4.2
Common Stocks	1.2
Equity Funds	56.0
Fixed-Income Funds	27.7
Money Market Funds	10.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Aggressive Portfolio Portfolio Breakdown (%) (at January 31, 2016)
Alternative Investment Funds	4.1
Common Stocks	2.4
Equity Funds	71.3
Fixed-Income Funds	14.8
Money Market Funds	7.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Funds' investment in other funds subjects them to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. Foreign investments subject the Funds to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Funds to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Asset allocation does not assure a profit or protect against loss. See the Funds' prospectus for more information on these and other risks.

Positioning and Underlying Fund Performance Generated Mixed Results

Overall, asset allocation decisions had a modest effect on relative performance across all five Funds during the period. Having a slight overweight to equities added value, but was virtually offset by an underweight to fixed income in all but the most conservative Fund and by an overweight to fixed income in the most conservative Fund, which detracted. Within equities, a slight underweight to U.S. large-cap and mid-cap equities contributed positively to relative performance. Within fixed income, an overweight to emerging market bonds boosted results. An overweight allocation to absolute return strategies benefited the three most aggressive Funds but detracted in the two most conservative Funds.

Underlying fund performance had a more significant effect on all five Funds' relative results during the period. Strategies focused on international equity markets and high-yield corporate bonds proved especially beneficial to relative returns, despite the negative absolute returns posted. Conversely, performance of underlying funds focused on U.S. large-cap, mid-cap and small-cap equities dampened results as did strategies focused on investment-grade bonds and Treasury inflation-protected securities.

Further, given that almost no asset class or sector that the Funds invested in posted positive absolute returns during the period, having overweight positions in cash in the three most aggressive Funds contributed positively to relative performance, while underweight cash positions in the two most conservative Funds detracted.

Portfolio Changes

Asset class changes within the Funds can be driven by active trading, by directing allocations to select asset classes or by market appreciation or depreciation within a given asset class. During the period, we reduced the Funds' exposure to equities and increased allocations to fixed income. Within fixed income, we remained underweight in U.S. Treasuries, as we still think there are better investment opportunities elsewhere, but we did add moderately to the Funds' weighting, as we believe U.S. Treasuries can serve as stabilizers during periods of heightened risk aversion. We decreased positions in investment-grade bonds in all but the Moderate and Aggressive Portfolios, yet remained overweight in all five Funds, as we believe investment-grade bonds appear attractive from a valuation perspective. We increased already overweight exposures to alternative strategies in the most conservative and the two most aggressive Funds, as there is a strong need, in our view, for diversification going forward. Diversification does not assure a profit or protect against loss.

Derivatives Usage

During the period, the use of derivatives positions on equity indices and currency was implemented via an overlay to the Funds to efficiently allocate capital across the Funds and to allow greater flexibility in establishing exposure to a given market than might otherwise be possible. Futures were used, as we believe they can offer both a liquid

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

and cost efficient means of establishing exposure in a given market and can be used to reduce, or hedge, exposure to risk. Some of the underlying funds also used forward foreign currency exchange contracts and swap contracts during the period to attempt to enhance portfolio return and for hedging purposes as market conditions warranted. Derivative usage had a net positive impact on the performance of the Funds during the period.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

UNDERSTANDING YOUR FUND'S EXPENSES (continued)

(Unaudited)

Columbia Capital Allocation Conservative Portfolio

August 1, 2015 – January 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	967.20	1,022.34	2.55	2.62	0.52	5.05	5.19	1.03
Class B	1,000.00	1,000.00	963.40	1,018.60	6.22	6.39	1.27	8.71	8.96	1.78
Class C	1,000.00	1,000.00	963.30	1,018.60	6.22	6.39	1.27	8.71	8.96	1.78
Class K	1,000.00	1,000.00	968.30	1,022.64	2.26	2.32	0.46	4.76	4.89	0.97
Class R	1,000.00	1,000.00	966.00	1,021.09	3.77	3.88	0.77	6.27	6.45	1.28
Class R4	1,000.00	1,000.00	968.30	1,023.59	1.32	1.36	0.27	3.83	3.94	0.78
Class R5	1,000.00	1,000.00	968.60	1,023.88	1.03	1.06	0.21	3.53	3.63	0.72
Class Y	1,000.00	1,000.00	969.40	1,024.13	0.79	0.81	0.16	3.29	3.38	0.67
Class Z	1,000.00	1,000.00	968.50	1,023.59	1.33	1.36	0.27	3.83	3.94	0.78

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Columbia Capital Allocation Moderate Conservative Portfolio

August 1, 2015 – January 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	955.50	1,022.54	2.34	2.42	0.48	5.12	5.29	1.05
Class B	1,000.00	1,000.00	951.50	1,018.80	5.98	6.19	1.23	8.76	9.06	1.80
Class C	1,000.00	1,000.00	951.10	1,018.85	5.93	6.14	1.22	8.71	9.01	1.79
Class K	1,000.00	1,000.00	955.20	1,022.94	1.95	2.02	0.40	4.73	4.89	0.97
Class R	1,000.00	1,000.00	954.30	1,021.34	3.51	3.63	0.72	6.29	6.50	1.29
Class R4	1,000.00	1,000.00	956.40	1,023.78	1.12	1.16	0.23	3.90	4.04	0.80
Class R5	1,000.00	1,000.00	956.70	1,024.13	0.78	0.81	0.16	3.56	3.68	0.73
Class Y	1,000.00	1,000.00	957.30	1,024.33	0.59	0.61	0.12	3.37	3.48	0.69
Class Z	1,000.00	1,000.00	956.20	1,023.78	1.12	1.16	0.23	3.90	4.04	0.80

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

UNDERSTANDING YOUR FUND'S EXPENSES (continued)

(Unaudited)

Columbia Capital Allocation Moderate Portfolio

August 1, 2015 – January 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	941.90	1,022.69	2.18	2.27	0.45	5.23	5.45	1.08
Class B	1,000.00	1,000.00	938.70	1,018.95	5.80	6.04	1.20	8.85	9.21	1.83
Class C	1,000.00	1,000.00	938.60	1,018.95	5.80	6.04	1.20	8.84	9.21	1.83
Class K	1,000.00	1,000.00	942.10	1,022.94	1.94	2.02	0.40	4.99	5.19	1.03
Class R	1,000.00	1,000.00	941.40	1,021.44	3.39	3.53	0.70	6.44	6.70	1.33
Class R4	1,000.00	1,000.00	943.40	1,023.93	0.97	1.01	0.20	4.02	4.19	0.83
Class R5	1,000.00	1,000.00	942.80	1,024.18	0.73	0.76	0.15	3.78	3.94	0.78
Class Y	1,000.00	1,000.00	943.50	1,024.48	0.44	0.45	0.09	3.49	3.63	0.72
Class Z	1,000.00	1,000.00	943.00	1,023.93	0.97	1.01	0.20	4.02	4.19	0.83

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Columbia Capital Allocation Moderate Aggressive Portfolio

August 1, 2015 – January 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	925.80	1,022.34	2.50	2.62	0.52	5.62	5.90	1.17
Class B	1,000.00	1,000.00	922.50	1,018.65	6.04	6.34	1.26	9.15	9.61	1.91
Class C	1,000.00	1,000.00	922.90	1,018.65	6.04	6.34	1.26	9.16	9.61	1.91
Class K	1,000.00	1,000.00	926.20	1,022.84	2.02	2.12	0.42	5.14	5.40	1.07
Class R	1,000.00	1,000.00	924.50	1,021.14	3.65	3.83	0.76	6.77	7.11	1.41
Class R4	1,000.00	1,000.00	926.70	1,023.59	1.30	1.36	0.27	4.42	4.64	0.92
Class R5	1,000.00	1,000.00	927.20	1,024.08	0.82	0.86	0.17	3.94	4.14	0.82
Class T	1,000.00	1,000.00	925.80	1,022.34	2.50	2.62	0.52	5.62	5.90	1.17
Class Y	1,000.00	1,000.00	927.50	1,024.33	0.58	0.61	0.12	3.70	3.89	0.77
Class Z	1,000.00	1,000.00	926.90	1,023.59	1.30	1.36	0.27	4.42	4.64	0.92

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

UNDERSTANDING YOUR FUND'S EXPENSES (continued)

(Unaudited)

Columbia Capital Allocation Aggressive Portfolio

August 1, 2015 – January 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	912.50	1,022.39	2.43	2.57	0.51	5.77	6.10	1.21
Class B	1,000.00	1,000.00	909.50	1,018.70	5.95	6.29	1.25	9.28	9.81	1.95
Class C	1,000.00	1,000.00	909.50	1,018.65	6.00	6.34	1.26	9.33	9.86	1.96
Class K	1,000.00	1,000.00	913.30	1,022.79	2.05	2.17	0.43	5.39	5.70	1.13
Class R	1,000.00	1,000.00	912.00	1,021.14	3.62	3.83	0.76	6.96	7.36	1.46
Class R4	1,000.00	1,000.00	914.10	1,023.64	1.24	1.31	0.26	4.58	4.84	0.96
Class R5	1,000.00	1,000.00	914.00	1,023.98	0.91	0.96	0.19	4.25	4.49	0.89
Class Y	1,000.00	1,000.00	914.20	1,024.18	0.72	0.76	0.15	4.06	4.29	0.85
Class Z	1,000.00	1,000.00	913.60	1,023.64	1.24	1.31	0.26	4.58	4.84	0.96

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS

Columbia Capital Allocation Conservative Portfolio

January 31, 2016

(Percentages represent value of investments compared to net assets)

Equity Funds 15.0%

	Shares	Value ($)
INTERNATIONAL 2.8%
Columbia European Equity Fund, Class I Shares(a)	294,010	1,793,461
Columbia Overseas Value Fund, Class I Shares(a)	739,593	5,702,264
Total		7,495,725
U.S. LARGE CAP 11.7%
Columbia Contrarian Core Fund, Class I Shares(a)	221,163	4,427,685
Columbia Disciplined Core Fund, Class I Shares(a)	831,078	7,504,630
Columbia Disciplined Growth Fund, Class I Shares(a)	1,042,013	8,106,860
Columbia Disciplined Value Fund, Class I Shares(a)	1,001,517	8,202,426
Columbia Select Large Cap Equity Fund, Class I Shares(a)	274,589	2,965,566
Total		31,207,167
U.S. SMALL CAP 0.5%
Columbia Small Cap Core Fund, Class I Shares(a)	131,196	1,445,780
Total Equity Funds (Cost: $41,914,232)		40,148,672

Fixed-Income Funds 71.0%

EMERGING MARKETS 1.4%
Columbia Emerging Markets Bond Fund, Class I Shares(a)	379,657	3,830,732
HIGH YIELD 3.4%
Columbia Income Opportunities Fund, Class I Shares(a)	988,644	9,065,865
INFLATION PROTECTED SECURITIES 4.1%
Columbia Inflation Protected Securities Fund, Class I Shares(a)(b)	1,288,534	10,939,655
INVESTMENT GRADE 62.1%
Columbia Corporate Income Fund, Class I Shares(a)	6,041,292	56,304,841
Columbia Limited Duration Credit Fund, Class I Shares(a)	2,716,155	25,124,431
Columbia Mortgage Opportunities Fund, Class I Shares(a)	416,313	3,946,652

Fixed-Income Funds (continued)

	Shares	Value ($)
Columbia U.S. Government Mortgage Fund, Class I Shares(a)	8,540,787	46,547,287
Columbia U.S. Treasury Index Fund, Class I Shares(a)	3,036,748	34,254,523
Total		166,177,734
Total Fixed-Income Funds (Cost: $202,204,844)		190,013,986

Alternative Investment Funds 6.2%

Columbia Absolute Return Currency and Income Fund, Class I Shares(a)	41,552	448,347
Columbia Adaptive Alternatives Fund, Class I Shares(a)	455,212	4,269,887
Columbia Diversified Absolute Return Fund, Class I Shares(a)	650,038	6,220,865
Columbia Multi-Asset Income Fund, Class I Shares(a)	645,283	5,775,280
Total Alternative Investment Funds (Cost: $17,891,888)		16,714,379

Common Stocks 2.6%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 0.4%
Auto Components 0.1%
Cie Generale des Etablissements Michelin	788	71,892
Continental AG	314	65,892
Cooper Tire & Rubber Co.	530	19,324
Dana Holding Corp.	720	8,561
Total		165,669
Automobiles 0.1%
Fuji Heavy Industries Ltd.	2,300	94,123
Peugeot SA(b)	5,500	81,783
Total		175,906
Diversified Consumer Services —%
Capella Education Co.	110	4,830
Hotels, Restaurants & Leisure 0.1%
Cracker Barrel Old Country Store, Inc.	150	19,684
Denny's Corp.(b)	1,470	13,774
Flight Centre Travel Group Ltd.	2,872	80,262
Isle of Capri Casinos, Inc.(b)	380	4,811

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Conservative Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Jack in the Box, Inc.	260	20,186
Marriott Vacations Worldwide Corp.	270	13,335
Papa John's International, Inc.	10	478
Ruth's Hospitality Group, Inc.	395	6,419
Sands China Ltd.	20,400	71,252
Total		230,201
Household Durables 0.1%
Helen of Troy Ltd.(b)	185	16,533
Iida Group Holdings Co., Ltd.	4,300	76,656
Persimmon PLC	2,940	85,787
Zagg, Inc.(b)	250	2,305
Total		181,281
Internet & Catalog Retail —%
PetMed Express, Inc.	535	9,641
Leisure Products —%
Sturm Ruger & Co., Inc.	308	18,126
Media —%
Gray Television, Inc.(b)	430	5,655
Nexstar Broadcasting Group, Inc., Class A	330	14,919
WPP PLC	775	16,854
Total		37,428
Multiline Retail —%
Marks & Spencer Group PLC	4,684	28,441
Specialty Retail —%
American Eagle Outfitters, Inc.	505	7,393
Cato Corp. (The), Class A	406	16,374
Children's Place, Inc. (The)	269	17,512
Guess?, Inc.	345	6,396
Outerwall, Inc.	455	15,379
Total		63,054
Textiles, Apparel & Luxury Goods —%
Movado Group, Inc.	590	15,163
Oxford Industries, Inc.	287	20,050
Wolverine World Wide, Inc.	1,000	16,910
Total		52,123
Total Consumer Discretionary		966,700

Common Stocks (continued)

Issuer	Shares	Value ($)
CONSUMER STAPLES 0.3%
Food & Staples Retailing 0.1%
Ingles Markets, Inc., Class A	72	2,762
Jeronimo Martins SGPS SA	4,562	63,623
Koninklijke Ahold NV	4,300	97,265
SUPERVALU, Inc.(b)	1,010	4,595
Wesfarmers Ltd.	295	8,901
Total		177,146
Food Products 0.1%
Cal-Maine Foods, Inc.	370	18,674
Dean Foods Co.	995	19,880
Nestlé SA, Registered Shares	1,304	96,069
Sanderson Farms, Inc.	241	19,574
WH Group Ltd.(b)	149,000	85,320
Total		239,517
Household Products 0.1%
Reckitt Benckiser Group PLC	1,112	98,903
Svenska Cellulosa AB, Class B	2,931	86,868
Total		185,771
Personal Products —%
Usana Health Sciences, Inc.(b)	112	14,213
Tobacco —%
Japan Tobacco, Inc.	2,600	101,826
Swedish Match AB	149	5,300
Universal Corp.	110	6,020
Total		113,146
Total Consumer Staples		729,793
ENERGY 0.1%
Energy Equipment & Services —%
Oil States International, Inc.(b)	365	10,304
Oil, Gas & Consumable Fuels 0.1%
Alon USA Energy, Inc.	550	6,919
Caltex Australia Ltd.	808	21,608
OMV AG	2,295	59,074
PDC Energy, Inc.(b)	376	21,383
REX American Resources Corp.(b)	334	17,846
Royal Dutch Shell PLC, Class B	6,322	137,743
Western Refining, Inc.	214	7,040
Total		271,613
Total Energy		281,917

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Conservative Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
FINANCIALS 0.6%
Banks 0.3%
Australia and New Zealand Banking Group Ltd.	793	13,766
Banc of California, Inc.	920	13,892
Banco Latinoamericano de Comercio Exterior SA, Class E	525	12,243
BBCN Bancorp, Inc.	585	8,892
Central Pacific Financial Corp.	830	17,388
Credit Agricole SA	6,900	68,856
Customers Bancorp, Inc.(b)	570	14,307
First BanCorp(b)	1,895	4,927
First NBC Bank Holding Co.(b)	495	15,538
Hilltop Holdings, Inc.(b)	155	2,475
HSBC Holdings PLC	18,100	127,651
International Bancshares Corp.	570	13,218
Mitsubishi UFJ Financial Group, Inc.	12,400	63,586
Nordea Bank AB	8,000	80,558
Opus Bank	70	2,309
Societe Generale SA	300	11,444
Sumitomo Mitsui Financial Group, Inc.	2,550	85,549
Westpac Banking Corp.	3,864	85,573
Total		642,172
Capital Markets —%
3i Group PLC	11,196	70,985
Arlington Asset Investment Corp., Class A	1,155	12,821
Cowen Group, Inc., Class A(b)	2,050	5,863
KCG Holdings, Inc., Class A(b)	605	6,183
Total		95,852
Consumer Finance —%
Cash America International, Inc.	585	17,515
Nelnet, Inc., Class A	445	14,449
Total		31,964
Diversified Financial Services —%
EXOR SpA	1,960	63,894
Insurance 0.2%
Ageas	1,865	75,739
Allianz SE, Registered Shares	670	108,431
American Equity Investment Life Holding Co.	464	8,440

Common Stocks (continued)

Issuer	Shares	Value ($)
AXA SA	779	19,251
CNP Assurances	2,167	28,978
Employers Holdings, Inc.	220	5,480
Hannover Rueckversicherung AG	84	8,841
HCI Group, Inc.	142	4,722
Heritage Insurance Holdings, Inc.	880	17,442
Maiden Holdings Ltd.	1,205	15,424
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen, Registered Shares	460	88,629
Swiss Re AG	1,000	93,086
Universal Insurance Holdings, Inc.	843	15,798
Total		490,261
Real Estate Investment Trusts (REITs) 0.1%
AG Mortgage Investment Trust, Inc.	255	2,991
American Assets Trust, Inc.	175	6,543
Apollo Residential Mortgage, Inc.	455	4,937
Coresite Realty Corp.	302	19,370
Cousins Properties, Inc.	380	3,276
CubeSmart	770	24,093
CyrusOne, Inc.	230	8,476
CYS Investments, Inc.	2,510	17,294
DuPont Fabros Technology, Inc.	597	19,802
Hersha Hospitality Trust	240	4,217
Mack-Cali Realty Corp.	715	14,865
Ryman Hospitality Properties, Inc.	401	18,827
Sovran Self Storage, Inc.	200	22,536
STORE Capital Corp.	715	17,725
Summit Hotel Properties, Inc.	1,420	14,413
Sunstone Hotel Investors, Inc.	1,577	18,741
Total		218,106
Real Estate Management & Development —%
New World Development Co., Ltd.	26,000	21,284
Wheelock & Co., Ltd.	18,000	68,913
Total		90,197
Thrifts & Mortgage Finance —%
BofI Holding, Inc.(b)	500	8,580
Flagstar Bancorp, Inc.(b)	534	9,959
HomeStreet, Inc.(b)	475	9,728
MGIC Investment Corp.(b)	2,619	17,338

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Conservative Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Radian Group, Inc.	1,470	14,788
Walker & Dunlop, Inc.(b)	660	15,813
Washington Federal, Inc.	805	17,187
Total		93,393
Total Financials		1,725,839
HEALTH CARE 0.3%
Biotechnology —%
ACADIA Pharmaceuticals, Inc.(b)	195	4,035
Acorda Therapeutics, Inc.(b)	220	8,100
Alder Biopharmaceuticals, Inc.(b)	215	5,199
AMAG Pharmaceuticals, Inc.(b)	250	5,727
Anacor Pharmaceuticals, Inc.(b)	140	10,518
ARIAD Pharmaceuticals, Inc.(b)	680	3,414
Arrowhead Research Corp.(b)	1,100	3,828
Curis, Inc.(b)	1,386	2,273
Dynavax Technologies Corp.(b)	425	10,238
Infinity Pharmaceuticals, Inc.(b)	875	5,434
Insmed, Inc.(b)	230	3,036
Insys Therapeutics, Inc.(b)	270	4,684
Keryx Biopharmaceuticals, Inc.(b)	1,575	5,560
Neurocrine Biosciences, Inc.(b)	180	7,659
Novavax, Inc.(b)	1,655	8,523
Portola Pharmaceuticals, Inc.(b)	60	1,982
Spark Therapeutics, Inc.(b)	265	7,465
TESARO, Inc.(b)	55	1,900
Ultragenyx Pharmaceutical, Inc.(b)	120	6,738
vTv Therapeutics, Inc., Class A(b)	434	3,147
Total		109,460
Health Care Equipment & Supplies —%
Analogic Corp.	209	15,480
LivaNova PLC(b)	344	19,257
Merit Medical Systems, Inc.(b)	1,060	17,543
Orthofix International NV(b)	425	16,775
Total		69,055
Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	3,800	70,798
Chemed Corp.	15	2,105
LHC Group, Inc.(b)	115	4,361
Magellan Health, Inc.(b)	302	17,214

Common Stocks (continued)

Issuer	Shares	Value ($)
Medipal Holdings Corp.	4,900	79,476
Molina Healthcare, Inc.(b)	338	18,560
Owens & Minor, Inc.	65	2,252
PharMerica Corp.(b)	225	6,680
Triple-S Management Corp., Class B(b)	617	13,753
WellCare Health Plans, Inc.(b)	95	7,218
Total		222,417
Life Sciences Tools & Services —%
Affymetrix, Inc.(b)	230	3,227
Cambrex Corp.(b)	400	13,856
INC Research Holdings, Inc. Class A(b)	367	15,462
PAREXEL International Corp.(b)	122	7,803
Total		40,348
Pharmaceuticals 0.2%
GlaxoSmithKline PLC	5,900	121,543
Novo Nordisk A/S, Class B	182	10,168
Pernix Therapeutics Holdings, Inc.(b)	1,000	2,180
Roche Holding AG, Genusschein Shares	365	94,544
Sanofi	1,379	114,678
Sucampo Pharmaceuticals, Inc., Class A(b)	1,000	12,650
Teva Pharmaceutical Industries Ltd.	1,292	79,390
Total		435,153
Total Health Care		876,433
INDUSTRIALS 0.4%
Aerospace & Defense —%
Cubic Corp.	143	5,714
Moog, Inc., Class A(b)	330	15,289
Total		21,003
Air Freight & Logistics —%
Air Transport Services Group, Inc.(b)	1,135	11,043
Royal Mail PLC	12,077	79,399
Total		90,442
Airlines 0.1%
Hawaiian Holdings, Inc.(b)	277	9,753
Japan Airlines Co., Ltd.	2,200	82,574
Total		92,327
Building Products —%
Continental Building Product(b)	930	13,894
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Conservative Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Commercial Services & Supplies —%
Deluxe Corp.	375	20,962
Interface, Inc.	230	3,885
Quad/Graphics, Inc.	1,200	12,096
West Corp.	235	4,256
Total		41,199
Construction & Engineering 0.1%
EMCOR Group, Inc.	439	20,062
Leighton Holdings Ltd.	4,571	78,837
VINCI SA	1,411	95,592
Total		194,491
Electrical Equipment 0.1%
EnerSys	318	15,401
General Cable Corp.	1,215	14,240
OSRAM Licht AG	762	34,021
Prysmian SpA	3,734	76,827
Vestas Wind Systems A/S	1,497	97,955
Total		238,444
Machinery —%
Barnes Group, Inc.	100	3,251
Global Brass & Copper Holdings, Inc.	395	8,180
Kadant, Inc.	300	11,643
KONE OYJ, Class B	244	10,725
Metso OYJ	260	5,365
Mueller Industries, Inc.	590	15,015
Wabash National Corp.(b)	1,645	18,194
Total		72,373
Marine 0.1%
Kuehne & Nagel International AG	600	79,410
Matson, Inc.	475	19,195
Total		98,605
Professional Services —%
Insperity, Inc.	21	944
RPX Corp.(b)	1,380	15,980
Total		16,924
Road & Rail —%
ArcBest Corp.	462	9,485

Common Stocks (continued)

Issuer	Shares	Value ($)
Trading Companies & Distributors —%
Applied Industrial Technologies, Inc.	219	8,418
ITOCHU Corp.	2,200	25,857
MRC Global, Inc.(b)	765	7,688
Total		41,963
Total Industrials		931,150
INFORMATION TECHNOLOGY 0.2%
Communications Equipment —%
NETGEAR, Inc.(b)	460	17,190
Plantronics, Inc.	55	2,466
Polycom, Inc.(b)	1,065	10,852
Total		30,508
Electronic Equipment, Instruments & Components —%
Benchmark Electronics, Inc.(b)	700	14,700
Checkpoint Systems, Inc.	728	4,717
Coherent, Inc.(b)	44	3,400
Insight Enterprises, Inc.(b)	265	6,262
MTS Systems Corp.	50	2,670
SYNNEX Corp.	225	18,889
Tech Data Corp.(b)	300	18,720
Total		69,358
Internet Software & Services —%
DHI Group, Inc.(b)	1,240	11,544
EarthLink Holdings Corp.	2,300	13,616
j2 Global, Inc.	160	11,602
LogMeIn, Inc.(b)	330	17,239
Mixi, Inc.	400	12,816
RetailMeNot, Inc.(b)	1,858	16,908
Web.com Group, Inc.(b)	855	16,100
Total		99,825
IT Services —%
Convergys Corp.	67	1,638
CSG Systems International, Inc.	245	8,560
EVERTEC, Inc.	990	13,603
NeuStar, Inc., Class A(b)	785	19,295
Sykes Enterprises, Inc.(b)	526	15,486
Syntel, Inc.(b)	54	2,556
Total		61,138

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Conservative Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 0.1%
Amkor Technology, Inc.(b)	2,840	17,438
Cabot Microelectronics Corp.(b)	178	7,234
Cirrus Logic, Inc.(b)	90	3,125
Diodes, Inc.(b)	745	14,252
Entegris, Inc.(b)	200	2,332
Silicon Laboratories, Inc.(b)	95	4,332
STMicroelectronics NV	9,686	63,279
Veeco Instruments, Inc.(b)	160	2,982
Xcerra Corp.(b)	1,500	8,220
Total		123,194
Software —%
Aspen Technology, Inc.(b)	570	18,491
AVG Technologies NV(b)	800	15,096
Check Point Software Technologies Ltd.(b)	100	7,881
Gigamon, Inc.(b)	400	10,460
Progress Software Corp.(b)	242	6,265
RealPage, Inc.(b)	445	8,584
VASCO Data Security International, Inc.(b)	430	6,665
Total		73,442
Technology Hardware, Storage & Peripherals 0.1%
Canon, Inc.	2,400	67,062
FUJIFILM Holdings Corp.	2,250	86,935
Total		153,997
Total Information Technology		611,462
MATERIALS 0.1%
Chemicals 0.1%
BASF SE	458	30,527
Chemtura Corp.(b)	715	18,762
Innophos Holdings, Inc.	173	4,621
Innospec, Inc.	365	18,195
Mitsubishi Chemical Holdings Corp.	14,900	83,101
Total		155,206
Construction Materials —%
Fletcher Building Ltd.	2,397	10,746
US Concrete, Inc.(b)	175	7,959
Total		18,705

Common Stocks (continued)

Issuer	Shares	Value ($)
Metals & Mining —%
Commercial Metals Co.	567	7,893
Materion Corp.	490	12,000
Rio Tinto PLC	2,800	68,661
Total		88,554
Paper & Forest Products —%
UPM-Kymmene OYJ	4,961	80,848
Total Materials		343,313
TELECOMMUNICATION SERVICES 0.1%
Diversified Telecommunication Services 0.1%
General Communication, Inc., Class A(b)	770	13,952
Nippon Telegraph & Telephone Corp.	2,500	106,432
Telenor ASA	3,175	51,791
Telstra Corp., Ltd.	20,812	83,859
Total		256,034
Wireless Telecommunication Services —%
NTT DoCoMo, Inc.	500	11,089
Shenandoah Telecommunications Co.	450	10,341
Total		21,430
Total Telecommunication Services		277,464
UTILITIES 0.1%
Electric Utilities 0.1%
Chubu Electric Power Co., Inc.	5,200	66,786
Endesa SA	3,282	63,537
IDACORP, Inc.	246	17,119
Tokyo Electric Power Co., Inc.(b)	12,600	63,314
Total		210,756
Gas Utilities —%
Chesapeake Utilities Corp.	247	15,554
New Jersey Resources Corp.	467	16,448
Southwest Gas Corp.	338	19,884
WGL Holdings, Inc.	65	4,341
Total		56,227
Water Utilities —%
SJW Corp.	340	11,084
Total Utilities		278,067
Total Common Stocks (Cost: $7,374,840)		7,022,138

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Conservative Portfolio

January 31, 2016

Money Market Funds 5.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.360%(a)(c)	13,376,044	13,376,044
Total Money Market Funds (Cost: $13,376,044)		13,376,044
Total Investments (Cost: $282,761,848)		267,275,219
Other Assets & Liabilities, Net		495,057
Net Assets		267,770,276

At January 31, 2016, cash totaling $486,979 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at January 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	3/3/2016	51,000	AUD	35,617	USD	—	(428)
Barclays	3/3/2016	107,000	DKK	15,599	USD	55	—
Barclays	3/3/2016	222,000	ILS	56,596	USD	506	—
Barclays	3/3/2016	2,746,000	JPY	23,319	USD	625	—
Barclays	3/3/2016	184,000	NOK	20,616	USD	—	(572)
Barclays	3/3/2016	220,000	SEK	25,801	USD	150	—
Barclays	3/3/2016	109,192	USD	109,000	CHF	—	(2,665)
Barclays	3/3/2016	14,152	USD	13,000	EUR	—	(59)
Barclays	3/3/2016	138,553	USD	95,000	GBP	—	(3,182)
Barclays	3/3/2016	61,970	USD	89,000	SGD	469	—
Total						1,805	(6,906)

Futures Contracts Outstanding at January 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P500 EMINI FUT	4	USD	386,020	03/2016	—	(13,640)
TOPIX INDX FUTR	7	JPY	832,032	03/2016	—	(89,297)
US 10YR NOTE (CBT)	34	USD	4,405,656	03/2016	117,611	—
US LONG BOND(CBT)	13	USD	2,093,406	03/2016	102,758	—
US ULTRA BOND CBT	29	USD	4,819,438	03/2016	37,377	—
US ULTRA BOND CBT	16	USD	2,659,000	03/2016	143,346	—
Total			15,195,552		401,092	(102,937)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Conservative Portfolio

January 31, 2016

Credit Default Swap Contracts Outstanding at January 31, 2016

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	Markit CDX North America Investment Grade Index, Series 25 Version 1	12/20/2020	1.000	8,500,000	(12,155)	(9,444)	—	(21,599)

*Centrally cleared swap contract

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares	535,207	102,092	(247,114)	36,082	426,267	36,632	19,748	448,347
Columbia Absolute Return Emerging Markets Macro Fund, Class I Shares	4,760,648	18,030	(4,531,642)	(247,036)	—	—	—	—
Columbia Absolute Return Enhanced Multi-Strategy Fund, Class I Shares	6,619,879	423,811	(6,901,821)	(141,869)	—	411,397	—	—
Columbia Adaptive Alternatives Fund, Class I Shares	—	4,536,456	—	—	4,536,456	—	36,456	4,269,887
Columbia Contrarian Core Fund, Class I Shares	5,249,892	450,844	(2,633,237)	1,056,781	4,124,280	132,212	134,083	4,427,685
Columbia Corporate Income Fund, Class I Shares	70,088,420	2,795,012	(11,438,493)	(49,015)	61,395,924	—	2,263,295	56,304,841
Columbia Disciplined Core Fund, Class I Shares	6,457,572	374,367	(1,298,465)	498,156	6,031,630	—	132,478	7,504,630
Columbia Disciplined Growth Fund, Class I Shares	9,322,468	1,378,004	(1,983,586)	222,167	8,939,053	966,735	91,900	8,106,860
Columbia Disciplined Value Fund, Class I Shares	9,135,237	988,752	(1,264,143)	98,506	8,958,352	418,833	161,906	8,202,426
Columbia Diversified Absolute Return Fund, Class I Shares	—	7,666,871	(1,161,741)	(10,704)	6,494,426	39,504	24,470	6,220,865
Columbia Emerging Markets Bond Fund, Class I Shares	4,838,435	366,060	(775,669)	(28,480)	4,400,346	—	137,369	3,830,732

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Conservative Portfolio

January 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia European Equity Fund, Class I Shares	3,989,100	249,830	(2,708,207)	459,874	1,990,597	56,676	29,035	1,793,461
Columbia Global Inflation-Linked Bond Plus Fund, Class I Shares	1,278,928	74,655	(1,292,378)	(61,205)	—	—	44,163	—
Columbia Income Opportunities Fund, Class I Shares	9,761,076	1,524,045	(1,407,272)	(45,431)	9,832,418	68,310	486,738	9,065,865
Columbia Inflation Protected Securities Fund, Class I Shares	14,021,505	259,393	(870,683)	(76,601)	13,333,614	—	—	10,939,655
Columbia International Bond Fund, Class I Shares	796,815	6,042	(772,058)	(30,799)	—	—	—	—
Columbia Limited Duration Credit Fund, Class I Shares	29,379,839	891,744	(3,150,660)	5,890	27,126,813	—	701,571	25,124,431
Columbia Mortgage Opportunities Fund, Class I Shares	—	4,794,163	(620,217)	(2,763)	4,171,183	43,002	153,693	3,946,652
Columbia Multi-Asset Income Fund, Class I Shares	—	6,434,738	—	—	6,434,738	—	287,738	5,775,280
Columbia Overseas Value Fund, Class I Shares	9,085,139	543,617	(3,178,215)	(15,170)	6,435,371	—	148,966	5,702,264
Columbia Pacific/Asia Fund, Class I Shares	1,305,130	50,147	(1,446,718)	91,441	—	3,675	4,587	—
Columbia Select Large Cap Equity Fund, Class I Shares	—	3,384,000	—	—	3,384,000	166,727	44,274	2,965,566
Columbia Short-Term Cash Fund	37,727,043	30,572,603	(54,923,602)	—	13,376,044	—	36,445	13,376,044
Columbia Small Cap Core Fund, Class I Shares	1,788,254	628,809	(383,614)	17,500	2,050,949	506,955	2,807	1,445,780
Columbia U.S. Government Mortgage Fund, Class I Shares	53,311,801	1,890,584	(7,834,319)	(27,303)	47,340,763	142,685	1,507,056	46,547,287
Columbia U.S. Treasury Index Fund, Class I Shares	21,808,729	16,942,691	(3,926,149)	(221,487)	34,603,784	106,125	321,815	34,254,523
Total	301,261,117	87,347,360	(114,750,003)	1,528,534	275,387,008	3,099,468	6,770,593	260,253,081

(b)  Non-income producing investment.

(c)  The rate shown is the seven-day current annualized yield at January 31, 2016.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Conservative Portfolio

January 31, 2016

Currency Legend

AUD  Australian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  British Pound

ILS    Israeli Shekel

JPY  Japanese Yen

NOK  Norwegian Krone

SEK  Swedish Krona

SGD  Singapore Dollar

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 of the Notes to Financial Statements in the most recent shareholder report.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies;

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Conservative Portfolio

January 31, 2016

Fair Value Measurements (continued)

events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at January 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Equity Funds	40,148,672	—	—	40,148,672
Fixed-Income Funds	190,013,986	—	—	190,013,986
Alternative Investment Funds	16,714,379	—	—	16,714,379
Common Stocks
Consumer Discretionary	293,758	672,942	—	966,700
Consumer Staples	85,718	644,075	—	729,793
Energy	63,492	218,425	—	281,917
Financials	540,825	1,185,014	—	1,725,839
Health Care	305,836	570,597	—	876,433
Industrials	264,588	666,562	—	931,150
Information Technology	381,370	230,092	—	611,462
Materials	69,430	273,883	—	343,313
Telecommunication Services	24,293	253,171	—	277,464
Utilities	84,430	193,637	—	278,067
Total Common Stocks	2,113,740	4,908,398	—	7,022,138
Money Market Funds	—	13,376,044	—	13,376,044
Total Investments	248,990,777	18,284,442	—	267,275,219
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	1,805	—	1,805
Futures Contracts	401,092	—	—	401,092
Liabilities
Forward Foreign Currency Exchange Contracts	—	(6,906)	—	(6,906)
Futures Contracts	(102,937)	—	—	(102,937)
Swap Contracts	—	(21,599)	—	(21,599)
Total	249,288,932	18,257,742	—	267,546,674

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Conservative Portfolio

January 31, 2016

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	37,727,043	37,727,043	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS

Columbia Capital Allocation Moderate Conservative Portfolio

January 31, 2016

(Percentages represent value of investments compared to net assets)

Equity Funds 29.4%

	Shares	Value ($)
INTERNATIONAL 7.3%
Columbia European Equity Fund, Class I Shares(a)	3,008,706	18,353,108
Columbia Overseas Value Fund, Class I Shares(a)	3,215,719	24,793,193
Columbia Pacific/Asia Fund, Class I Shares(a)	202,080	1,774,262
Total		44,920,563
U.S. LARGE CAP 20.6%
Columbia Contrarian Core Fund, Class I Shares(a)	1,056,395	21,149,017
Columbia Disciplined Core Fund, Class I Shares(a)	2,655,844	23,982,270
Columbia Disciplined Growth Fund, Class I Shares(a)	2,609,637	20,302,978
Columbia Disciplined Value Fund, Class I Shares(a)	4,318,404	35,367,730
Columbia Large Cap Growth Fund, Class I Shares(a)(b)	449,310	14,121,803
Columbia Select Large Cap Equity Fund, Class I Shares(a)	1,195,681	12,913,359
Total		127,837,157
U.S. SMALL CAP 1.5%
Columbia Small Cap Core Fund, Class I Shares(a)	853,768	9,408,527
Total Equity Funds (Cost: $189,841,145)		182,166,247

Fixed-Income Funds 59.6%

EMERGING MARKETS 2.2%
Columbia Emerging Markets Bond Fund, Class I Shares(a)	1,341,809	13,538,857
HIGH YIELD 4.8%
Columbia Income Opportunities Fund, Class I Shares(a)	3,229,875	29,617,953
INFLATION PROTECTED SECURITIES 2.1%
Columbia Inflation Protected Securities Fund, Class I Shares(a)(b)	1,531,056	12,998,662
INVESTMENT GRADE 50.5%
Columbia Corporate Income Fund, Class I Shares(a)	11,565,291	107,788,516

Fixed-Income Funds (continued)

	Shares	Value ($)
Columbia Limited Duration Credit Fund, Class I Shares(a)	4,571,818	42,289,317
Columbia Mortgage Opportunities Fund, Class I Shares(a)	1,004,089	9,518,761
Columbia U.S. Government Mortgage Fund, Class I Shares(a)	17,173,866	93,597,570
Columbia U.S. Treasury Index Fund, Class I Shares(a)	5,324,773	60,063,438
Total		313,257,602
Total Fixed-Income Funds (Cost: $388,737,729)		369,413,074

Alternative Investment Funds 5.4%

Columbia Absolute Return Currency and Income Fund, Class I Shares(a)	226,606	2,445,081
Columbia Adaptive Alternatives Fund, Class I Shares(a)	455,212	4,269,887
Columbia Diversified Absolute Return Fund, Class I Shares(a)	1,446,713	13,845,040
Columbia Multi-Asset Income Fund, Class I Shares(a)	1,451,492	12,990,856
Total Alternative Investment Funds (Cost: $35,783,356)		33,550,864

Common Stocks 1.8%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 0.2%
Auto Components —%
Cie Generale des Etablissements Michelin	1,206	110,027
Continental AG	480	100,727
Cooper Tire & Rubber Co.	885	32,267
Dana Holding Corp.	1,200	14,268
Total		257,289
Automobiles —%
Fuji Heavy Industries Ltd.	3,500	143,230
Peugeot SA(b)	8,346	124,103
Total		267,333
Diversified Consumer Services —%
Capella Education Co.	175	7,684
Hotels, Restaurants & Leisure 0.1%
Cracker Barrel Old Country Store, Inc.	250	32,807

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Denny's Corp.(b)	2,420	22,675
Flight Centre Travel Group Ltd.	4,451	124,389
Isle of Capri Casinos, Inc.(b)	625	7,913
Jack in the Box, Inc.	435	33,773
Marriott Vacations Worldwide Corp.	445	21,979
Papa John's International, Inc.	25	1,194
Ruth's Hospitality Group, Inc.	650	10,562
Sands China Ltd.	31,200	108,974
Total		364,266
Household Durables 0.1%
Helen of Troy Ltd.(b)	310	27,705
Iida Group Holdings Co., Ltd.	6,500	115,875
Persimmon PLC	4,451	129,877
Zagg, Inc.(b)	400	3,688
Total		277,145
Internet & Catalog Retail —%
PetMed Express, Inc.	870	15,678
Leisure Products —%
Sturm Ruger & Co., Inc.	512	30,131
Media —%
Gray Television, Inc.(b)	720	9,468
Nexstar Broadcasting Group, Inc., Class A	545	24,640
WPP PLC	1,187	25,814
Total		59,922
Multiline Retail —%
Marks & Spencer Group PLC	7,165	43,505
Specialty Retail —%
American Eagle Outfitters, Inc.	840	12,297
Cato Corp. (The), Class A	675	27,223
Children's Place, Inc. (The)	452	29,425
Guess?, Inc.	570	10,568
Outerwall, Inc.	755	25,519
Total		105,032
Textiles, Apparel & Luxury Goods —%
Movado Group, Inc.	975	25,057
Oxford Industries, Inc.	480	33,533
Wolverine World Wide, Inc.	1,625	27,479
Total		86,069
Total Consumer Discretionary		1,514,054

Common Stocks (continued)

Issuer	Shares	Value ($)
CONSUMER STAPLES 0.2%
Food & Staples Retailing —%
Ingles Markets, Inc., Class A	120	4,603
Jeronimo Martins SGPS SA	6,986	97,429
Koninklijke Ahold NV	6,538	147,887
SUPERVALU, Inc.(b)	1,750	7,963
Wesfarmers Ltd.	451	13,608
Total		271,490
Food Products 0.1%
Cal-Maine Foods, Inc.	615	31,039
Dean Foods Co.	1,650	32,967
Nestlé SA, Registered Shares	1,982	146,019
Sanderson Farms, Inc.	401	32,569
WH Group Ltd.(b)	228,000	130,557
Total		373,151
Household Products 0.1%
Reckitt Benckiser Group PLC	1,704	151,555
Svenska Cellulosa AB, Class B	4,483	132,866
Total		284,421
Personal Products —%
Usana Health Sciences, Inc.(b)	186	23,603
Tobacco —%
Japan Tobacco, Inc.	4,000	156,655
Swedish Match AB	228	8,111
Universal Corp.	185	10,125
Total		174,891
Total Consumer Staples		1,127,556
ENERGY 0.1%
Energy Equipment & Services —%
Oil States International, Inc.(b)	620	17,502
Oil, Gas & Consumable Fuels 0.1%
Alon USA Energy, Inc.	900	11,322
Caltex Australia Ltd.	1,236	33,054
OMV AG	3,511	90,374
PDC Energy, Inc.(b)	625	35,544
REX American Resources Corp.(b)	554	29,600
Royal Dutch Shell PLC, Class B	9,671	210,711
Western Refining, Inc.	355	11,680
Total		422,285
Total Energy		439,787

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
FINANCIALS 0.4%
Banks 0.2%
Australia and New Zealand Banking Group Ltd.	1,214	21,074
Banc of California, Inc.	1,525	23,028
Banco Latinoamericano de Comercio Exterior SA, Class E	870	20,288
BBCN Bancorp, Inc.	970	14,744
Central Pacific Financial Corp.	1,380	28,911
Credit Agricole SA	10,572	105,499
Customers Bancorp, Inc.(b)	935	23,469
First BanCorp(b)	3,175	8,255
First NBC Bank Holding Co.(b)	810	25,426
Hilltop Holdings, Inc.(b)	260	4,152
HSBC Holdings PLC	27,682	195,228
International Bancshares Corp.	960	22,262
Mitsubishi UFJ Financial Group, Inc.	19,000	97,430
Nordea Bank AB	12,241	123,263
Opus Bank	120	3,959
Societe Generale SA	487	18,578
Sumitomo Mitsui Financial Group, Inc.	3,950	132,517
Westpac Banking Corp.	5,917	131,039
Total		999,122
Capital Markets —%
3i Group PLC	17,110	108,482
Arlington Asset Investment Corp., Class A	1,920	21,312
Cowen Group, Inc., Class A(b)	3,400	9,724
KCG Holdings, Inc., Class A(b)	995	10,169
Total		149,687
Consumer Finance —%
Cash America International, Inc.	970	29,042
Nelnet, Inc., Class A	750	24,352
Total		53,394
Diversified Financial Services —%
EXOR SpA	2,998	97,732
Insurance 0.1%
Ageas	2,856	115,985
Allianz SE, Registered Shares	1,043	168,795
American Equity Investment Life Holding Co.	779	14,170

Common Stocks (continued)

Issuer	Shares	Value ($)
AXA SA	1,193	29,482
CNP Assurances	3,315	44,330
Employers Holdings, Inc.	370	9,216
Hannover Rueckversicherung AG	129	13,577
HCI Group, Inc.	235	7,814
Heritage Insurance Holdings, Inc.	1,440	28,541
Maiden Holdings Ltd.	2,005	25,664
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen, Registered Shares	709	136,604
Swiss Re AG	1,530	142,422
Universal Insurance Holdings, Inc.	1,401	26,255
Total		762,855
Real Estate Investment Trusts (REITs) 0.1%
AG Mortgage Investment Trust, Inc.	420	4,927
American Assets Trust, Inc.	300	11,217
Apollo Residential Mortgage, Inc.	800	8,680
Coresite Realty Corp.	510	32,711
Cousins Properties, Inc.	625	5,388
CubeSmart	1,275	39,895
CyrusOne, Inc.	385	14,187
CYS Investments, Inc.	4,175	28,766
DuPont Fabros Technology, Inc.	995	33,004
Hersha Hospitality Trust	400	7,028
Mack-Cali Realty Corp.	1,190	24,740
Ryman Hospitality Properties, Inc.	665	31,222
Sovran Self Storage, Inc.	333	37,522
STORE Capital Corp.	1,190	29,500
Summit Hotel Properties, Inc.	2,370	24,055
Sunstone Hotel Investors, Inc.	2,624	31,174
Total		364,016
Real Estate Management & Development —%
New World Development Co., Ltd.	40,000	32,745
Wheelock & Co., Ltd.	28,000	107,197
Total		139,942
Thrifts & Mortgage Finance —%
BofI Holding, Inc.(b)	830	14,243
Flagstar Bancorp, Inc.(b)	890	16,598
HomeStreet, Inc.(b)	795	16,282
MGIC Investment Corp.(b)	4,330	28,665

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Radian Group, Inc.	2,380	23,943
Walker & Dunlop, Inc.(b)	1,100	26,356
Washington Federal, Inc.	1,375	29,356
Total		155,443
Total Financials		2,722,191
HEALTH CARE 0.2%
Biotechnology —%
ACADIA Pharmaceuticals, Inc.(b)	320	6,621
Acorda Therapeutics, Inc.(b)	365	13,439
Alder Biopharmaceuticals, Inc.(b)	365	8,826
AMAG Pharmaceuticals, Inc.(b)	410	9,393
Anacor Pharmaceuticals, Inc.(b)	235	17,656
ARIAD Pharmaceuticals, Inc.(b)	1,120	5,622
Arrowhead Research Corp.(b)	1,900	6,612
Curis, Inc.(b)	2,307	3,783
Dynavax Technologies Corp.(b)	725	17,465
Infinity Pharmaceuticals, Inc.(b)	1,455	9,036
Insmed, Inc.(b)	390	5,148
Insys Therapeutics, Inc.(b)	450	7,808
Keryx Biopharmaceuticals, Inc.(b)	2,620	9,249
Neurocrine Biosciences, Inc.(b)	315	13,403
Novavax, Inc.(b)	2,750	14,162
Portola Pharmaceuticals, Inc.(b)	115	3,798
Spark Therapeutics, Inc.(b)	450	12,676
TESARO, Inc.(b)	90	3,109
Ultragenyx Pharmaceutical, Inc.(b)	200	11,230
vTv Therapeutics, Inc., Class A(b)	723	5,242
Total		184,278
Health Care Equipment & Supplies —%
Analogic Corp.	348	25,776
LivaNova PLC(b)	570	31,909
Merit Medical Systems, Inc.(b)	1,720	28,466
Orthofix International NV(b)	705	27,826
Total		113,977
Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	5,800	108,061
Chemed Corp.	25	3,508
LHC Group, Inc.(b)	200	7,584
Magellan Health, Inc.(b)	500	28,500

Common Stocks (continued)

Issuer	Shares	Value ($)
Medipal Holdings Corp.	7,500	121,647
Molina Healthcare, Inc.(b)	556	30,530
Owens & Minor, Inc.	100	3,465
PharMerica Corp.(b)	380	11,282
Triple-S Management Corp., Class B(b)	1,020	22,736
WellCare Health Plans, Inc.(b)	157	11,929
Total		349,242
Life Sciences Tools & Services —%
Affymetrix, Inc.(b)	380	5,331
Cambrex Corp.(b)	662	22,932
INC Research Holdings, Inc. Class A(b)	611	25,742
PAREXEL International Corp.(b)	203	12,984
Total		66,989
Pharmaceuticals 0.1%
GlaxoSmithKline PLC	9,042	186,269
Novo Nordisk A/S, Class B	279	15,587
Pernix Therapeutics Holdings, Inc.(b)	1,700	3,706
Roche Holding AG, Genusschein Shares	559	144,795
Sanofi	2,110	175,469
Sucampo Pharmaceuticals, Inc., Class A(b)	1,700	21,505
Teva Pharmaceutical Industries Ltd.	1,976	121,420
Total		668,751
Total Health Care		1,383,237
INDUSTRIALS 0.2%
Aerospace & Defense —%
Cubic Corp.	240	9,590
Moog, Inc., Class A(b)	545	25,250
Total		34,840
Air Freight & Logistics —%
Air Transport Services Group, Inc.(b)	1,885	18,341
Royal Mail PLC	18,493	121,580
Total		139,921
Airlines —%
Hawaiian Holdings, Inc.(b)	460	16,197
Japan Airlines Co., Ltd.	3,400	127,613
Total		143,810
Building Products —%
Continental Building Product(b)	1,565	23,381

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Commercial Services & Supplies —%
Deluxe Corp.	625	34,938
Interface, Inc.	390	6,587
Quad/Graphics, Inc.	2,090	21,067
West Corp.	390	7,063
Total		69,655
Construction & Engineering 0.1%
EMCOR Group, Inc.	730	33,361
Leighton Holdings Ltd.	6,999	120,714
VINCI SA	2,159	146,266
Total		300,341
Electrical Equipment 0.1%
EnerSys	530	25,668
General Cable Corp.	2,020	23,674
OSRAM Licht AG	1,166	52,058
Prysmian SpA	5,714	117,566
Vestas Wind Systems A/S	2,292	149,976
Total		368,942
Machinery —%
Barnes Group, Inc.	150	4,877
Global Brass & Copper Holdings, Inc.	650	13,461
Kadant, Inc.	485	18,823
KONE OYJ, Class B	373	16,395
Metso OYJ	398	8,212
Mueller Industries, Inc.	980	24,941
Wabash National Corp.(b)	2,775	30,691
Total		117,400
Marine —%
Kuehne & Nagel International AG	904	119,644
Matson, Inc.	780	31,520
Total		151,164
Professional Services —%
Insperity, Inc.	35	1,573
RPX Corp.(b)	2,290	26,518
Total		28,091
Road & Rail —%
ArcBest Corp.	770	15,808

Common Stocks (continued)

Issuer	Shares	Value ($)
Trading Companies & Distributors —%
Applied Industrial Technologies, Inc.	365	14,031
ITOCHU Corp.	3,400	39,960
MRC Global, Inc.(b)	1,290	12,964
Total		66,955
Total Industrials		1,460,308
INFORMATION TECHNOLOGY 0.2%
Communications Equipment —%
NETGEAR, Inc.(b)	765	28,588
Plantronics, Inc.	90	4,035
Polycom, Inc.(b)	1,775	18,087
Total		50,710
Electronic Equipment, Instruments & Components —%
Benchmark Electronics, Inc.(b)	1,170	24,570
Checkpoint Systems, Inc.	1,197	7,757
Coherent, Inc.(b)	72	5,563
Insight Enterprises, Inc.(b)	435	10,279
MTS Systems Corp.	80	4,272
SYNNEX Corp.	375	31,481
Tech Data Corp.(b)	500	31,200
Total		115,122
Internet Software & Services —%
DHI Group, Inc.(b)	2,035	18,946
EarthLink Holdings Corp.	3,800	22,496
j2 Global, Inc.	266	19,287
LogMeIn, Inc.(b)	550	28,732
Mixi, Inc.	600	19,224
RetailMeNot, Inc.(b)	3,109	28,292
Web.com Group, Inc.(b)	1,425	26,833
Total		163,810
IT Services —%
Convergys Corp.	113	2,762
CSG Systems International, Inc.	405	14,151
EVERTEC, Inc.	1,642	22,561
NeuStar, Inc., Class A(b)	1,305	32,077
Sykes Enterprises, Inc.(b)	875	25,760
Syntel, Inc.(b)	90	4,260
Total		101,571

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 0.1%
Amkor Technology, Inc.(b)	4,715	28,950
Cabot Microelectronics Corp.(b)	300	12,192
Cirrus Logic, Inc.(b)	150	5,208
Diodes, Inc.(b)	1,235	23,626
Entegris, Inc.(b)	325	3,790
Silicon Laboratories, Inc.(b)	160	7,296
STMicroelectronics NV	14,816	96,794
Veeco Instruments, Inc.(b)	260	4,846
Xcerra Corp.(b)	2,495	13,673
Total		196,375
Software —%
Aspen Technology, Inc.(b)	950	30,818
AVG Technologies NV(b)	1,330	25,097
Check Point Software Technologies Ltd.(b)	200	15,762
Gigamon, Inc.(b)	650	16,997
Progress Software Corp.(b)	405	10,485
RealPage, Inc.(b)	740	14,275
VASCO Data Security International, Inc.(b)	705	10,928
Total		124,362
Technology Hardware, Storage & Peripherals 0.1%
Canon, Inc.	3,700	103,387
FUJIFILM Holdings Corp.	3,450	133,301
Total		236,688
Total Information Technology		988,638
MATERIALS 0.1%
Chemicals 0.1%
BASF SE	696	46,391
Chemtura Corp.(b)	1,190	31,226
Innophos Holdings, Inc.	290	7,746
Innospec, Inc.	605	30,159
Mitsubishi Chemical Holdings Corp.	22,800	127,161
Total		242,683
Construction Materials —%
Fletcher Building Ltd.	3,670	16,453
US Concrete, Inc.(b)	300	13,644
Total		30,097

Common Stocks (continued)

Issuer	Shares	Value ($)
Metals & Mining —%
Commercial Metals Co.	935	13,015
Materion Corp.	805	19,714
Rio Tinto PLC	4,312	105,738
Total		138,467
Paper & Forest Products —%
UPM-Kymmene OYJ	7,597	123,807
Total Materials		535,054
TELECOMMUNICATION SERVICES 0.1%
Diversified Telecommunication Services 0.1%
General Communication, Inc., Class A(b)	1,285	23,284
Nippon Telegraph & Telephone Corp.	3,900	166,033
Telenor ASA	4,869	79,425
Telstra Corp., Ltd.	31,855	128,355
Total		397,097
Wireless Telecommunication Services —%
NTT DoCoMo, Inc.	800	17,743
Shenandoah Telecommunications Co.	700	16,086
Total		33,829
Total Telecommunication Services		430,926
UTILITIES 0.1%
Electric Utilities 0.1%
Chubu Electric Power Co., Inc.	7,900	101,463
Endesa SA	5,026	97,300
IDACORP, Inc.	409	28,462
Tokyo Electric Power Co., Inc.(b)	19,300	96,981
Total		324,206
Gas Utilities —%
Chesapeake Utilities Corp.	405	25,503
New Jersey Resources Corp.	775	27,295
Southwest Gas Corp.	560	32,945
WGL Holdings, Inc.	109	7,280
Total		93,023
Water Utilities —%
SJW Corp.	565	18,419
Total Utilities		435,648
Total Common Stocks (Cost: $11,771,114)		11,037,399

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

January 31, 2016

Money Market Funds 3.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.360%(a)(c)	22,212,738	22,212,738
Total Money Market Funds (Cost: $22,212,738)		22,212,738
Total Investments (Cost: $648,346,082)		618,380,322
Other Assets & Liabilities, Net		1,373,644
Net Assets		619,753,966

At January 31, 2016, cash totaling $1,225,951 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at January 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	3/3/2016	79,000	AUD	55,172	USD	—	(663)
Barclays	3/3/2016	163,000	DKK	23,763	USD	84	—
Barclays	3/3/2016	339,000	ILS	86,424	USD	773	—
Barclays	3/3/2016	4,206,000	JPY	35,718	USD	958	—
Barclays	3/3/2016	281,000	NOK	31,484	USD	—	(874)
Barclays	3/3/2016	336,000	SEK	39,406	USD	229	—
Barclays	3/3/2016	170,299	USD	170,000	CHF	—	(4,155)
Barclays	3/3/2016	22,860	USD	21,000	EUR	—	(95)
Barclays	3/3/2016	211,475	USD	145,000	GBP	—	(4,858)
Barclays	3/3/2016	94,000	USD	135,000	SGD	711	—
Total						2,755	(10,645)

Futures Contracts Outstanding at January 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P MID 400 EMINI	20	USD	2,629,600	03/2016	—	(134,149)
TOPIX INDX FUTR	30	JPY	3,565,853	03/2016	—	(382,701)
US 10YR NOTE (CBT)	141	USD	18,270,516	03/2016	487,738	—
US LONG BOND(CBT)	32	USD	5,153,000	03/2016	252,942	—
US ULTRA BOND CBT	82	USD	13,627,375	03/2016	306,701	—
Total			43,246,344		1,047,381	(516,850)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

January 31, 2016

Credit Default Swap Contracts Outstanding at January 31, 2016

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	Markit CDX North America Investment Grade Index, Series 25	12/20/2020	1.000	13,000,000	(18,590)	(14,444)	—	(33,034)

*Centrally cleared swap contract

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares	2,405,924	376,475	(544,747)	75,347	2,312,999	202,711	109,278	2,445,081
Columbia Absolute Return Emerging Markets Macro Fund, Class I Shares	11,047,318	11,523	(10,506,731)	(552,110)	—	—	—	—
Columbia Absolute Return Enhanced Multi-Strategy Fund, Class I Shares	15,378,197	983,780	(15,856,276)	(505,701)	—	942,817	—	—
Columbia Adaptive Alternatives Fund, Class I Shares	—	4,536,456	—	—	4,536,456	—	36,456	4,269,887
Columbia Contrarian Core Fund, Class I Shares	23,146,263	1,634,385	(11,306,534)	4,598,411	18,072,525	632,343	641,293	21,149,017
Columbia Corporate Income Fund, Class I Shares	137,668,717	5,632,585	(26,080,881)	(221,477)	116,998,944	—	4,457,850	107,788,516
Columbia Disciplined Core Fund, Class I Shares	20,558,502	800,570	(3,325,876)	1,504,273	19,537,469	—	424,510	23,982,270
Columbia Disciplined Growth Fund, Class I Shares	22,245,816	2,948,867	(3,686,805)	701,322	22,209,200	2,435,322	231,508	20,302,978
Columbia Disciplined Value Fund, Class I Shares	38,613,588	3,083,728	(2,426,427)	84,957	39,355,846	1,817,047	702,406	35,367,730
Columbia Diversified Absolute Return Fund, Class I Shares	—	15,240,850	(772,757)	(8,426)	14,459,667	88,083	54,561	13,845,040
Columbia Emerging Markets Bond Fund, Class I Shares	19,005,223	805,901	(4,359,933)	(185,061)	15,266,130	—	488,470	13,538,857
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

January 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia European Equity Fund, Class I Shares	21,306,614	1,729,928	(3,622,708)	764,483	20,178,317	582,840	298,589	18,353,108
Columbia Global Inflation-Linked Bond Plus Fund, Class I Shares	1,525,553	144,155	(1,604,980)	(64,728)	—	—	51,652	—
Columbia Income Opportunities Fund, Class I Shares	28,438,560	5,646,400	(2,612,397)	98,184	31,570,747	221,834	1,549,063	29,617,953
Columbia Inflation Protected Securities Fund, Class I Shares	15,451,697	254,039	(387,880)	(63,957)	15,253,899	—	—	12,998,662
Columbia International Bond Fund, Class I Shares	3,676,343	—	(3,513,004)	(163,339)	—	—	—	—
Columbia Large Cap Growth Fund, Class I Shares	12,692,142	1,851,223	(3,422,187)	1,526,732	12,647,910	1,432,397	—	14,121,803
Columbia Limited Duration Credit Fund, Class I Shares	46,438,690	1,495,716	(3,393,197)	47,139	44,588,348	—	1,157,416	42,289,317
Columbia Mortgage Opportunities Fund, Class I Shares	—	11,085,168	(1,016,705)	(8,521)	10,059,942	104,649	368,343	9,518,761
Columbia Multi-Asset Income Fund, Class I Shares	—	14,474,235	—	—	14,474,235	—	647,235	12,990,856
Columbia Overseas Value Fund, Class I Shares	30,566,410	1,206,453	(3,887,831)	41,706	27,926,738	—	651,969	24,793,193
Columbia Pacific/Asia Fund, Class I Shares	3,791,988	385,985	(2,508,655)	140,631	1,809,949	9,180	22,700	1,774,262
Columbia Select Large Cap Equity Fund, Class I Shares	—	14,657,055	—	—	14,657,055	660,961	184,095	12,913,359
Columbia Short-Term Cash Fund	81,183,164	67,291,237	(126,261,663)	—	22,212,738	—	81,399	22,212,738
Columbia Small Cap Core Fund, Class I Shares	10,656,827	3,651,584	(948,813)	86,537	13,446,135	3,277,724	18,148	9,408,527
Columbia U.S. Government Mortgage Fund, Class I Shares	102,602,529	4,066,382	(11,392,434)	(78,992)	95,197,485	282,831	2,944,939	93,597,570
Columbia U.S. Treasury Index Fund, Class I Shares	11,194,137	51,863,239	(3,095,771)	(159,371)	59,802,234	177,538	293,602	60,063,438
Total	659,594,202	215,857,919	(246,535,192)	7,658,039	636,574,968	12,868,277	15,415,482	607,342,923

(b)  Non-income producing investment.

(c)  The rate shown is the seven-day current annualized yield at January 31, 2016.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

January 31, 2016

Currency Legend

AUD  Australian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  British Pound

ILS    Israeli Shekel

JPY  Japanese Yen

NOK  Norwegian Krone

SEK  Swedish Krona

SGD  Singapore Dollar

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 of the Notes to Financial Statements in the most recent shareholder report.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

January 31, 2016

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at January 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Equity Funds	182,166,247	—	—	182,166,247
Fixed-Income Funds	369,413,074	—	—	369,413,074
Alternative Investment Funds	33,550,864	—	—	33,550,864
Common Stocks
Consumer Discretionary	487,533	1,026,521	—	1,514,054
Consumer Staples	142,869	984,687	—	1,127,556
Energy	105,648	334,139	—	439,787
Financials	900,212	1,821,979	—	2,722,191
Health Care	509,989	873,248	—	1,383,237
Industrials	440,324	1,019,984	—	1,460,308
Information Technology	635,932	352,706	—	988,638
Materials	115,504	419,550	—	535,054
Telecommunication Services	39,370	391,556	—	430,926
Utilities	139,904	295,744	—	435,648
Total Common Stocks	3,517,285	7,520,114	—	11,037,399
Money Market Funds	—	22,212,738	—	22,212,738
Total Investments	588,647,470	29,732,852	—	618,380,322

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

January 31, 2016

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	2,755	—	2,755
Futures Contracts	1,047,381	—	—	1,047,381
Liabilities
Forward Foreign Currency Exchange Contracts	—	(10,645)	—	(10,645)
Futures Contracts	(516,850)	—	—	(516,850)
Swap Contracts	—	(33,034)	—	(33,034)
Total	589,178,001	29,691,928	—	618,869,929

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	81,183,164	81,183,164	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS

Columbia Capital Allocation Moderate Portfolio

January 31, 2016

(Percentages represent value of investments compared to net assets)

Equity Funds 43.5%

	Shares	Value ($)
INTERNATIONAL 12.0%
Columbia Emerging Markets Fund, Class I Shares(a)(b)	1,528,192	13,035,477
Columbia European Equity Fund, Class I Shares(a)	10,372,672	63,273,298
Columbia Overseas Value Fund, Class I Shares(a)	8,386,559	64,660,371
Columbia Pacific/Asia Fund, Class I Shares(a)	4,458,755	39,147,871
Total		180,117,017
U.S. LARGE CAP 29.6%
Columbia Contrarian Core Fund, Class I Shares(a)	3,863,495	77,347,175
Columbia Disciplined Core Fund, Class I Shares(a)	6,793,919	61,349,086
Columbia Disciplined Growth Fund, Class I Shares(a)	8,129,492	63,247,449
Columbia Disciplined Value Fund, Class I Shares(a)	11,370,206	93,121,987
Columbia Large Cap Growth Fund, Class I Shares(a)(b)	674,233	21,191,149
Columbia Select Large Cap Equity Fund, Class I Shares(a)	5,657,911	61,105,436
Columbia Select Large Cap Growth Fund, Class I Shares(a)(b)	2,512,162	36,928,788
Columbia Select Large-Cap Value Fund, Class I Shares(a)	1,602,773	31,606,686
Total		445,897,756
U.S. SMALL CAP 1.9%
Columbia Select Smaller-Cap Value Fund, Class I Shares(a)(b)	272,768	4,776,162
Columbia Small Cap Core Fund, Class I Shares(a)	1,821,075	20,068,247
Columbia Small Cap Growth Fund I, Class I Shares(a)(b)	296,947	4,575,954
Total		29,420,363
Total Equity Funds (Cost: $662,153,037)		655,435,136

Fixed-Income Funds 45.8%

EMERGING MARKETS 1.8%
Columbia Emerging Markets Bond Fund, Class I Shares(a)	2,695,962	27,202,257

Fixed-Income Funds (continued)

	Shares	Value ($)
HIGH YIELD 8.1%
Columbia High Yield Bond Fund, Class I Shares(a)	2,770,111	7,534,703
Columbia Income Opportunities Fund, Class I Shares(a)	12,420,039	113,891,762
Total		121,426,465
INFLATION PROTECTED SECURITIES 1.0%
Columbia Inflation Protected Securities Fund, Class I Shares(a)(b)	1,785,233	15,156,629
INVESTMENT GRADE 34.9%
Columbia Corporate Income Fund, Class I Shares(a)	13,371,007	124,617,788
Columbia Intermediate Bond Fund, Class I Shares(a)	21,757,049	195,595,873
Columbia Limited Duration Credit Fund, Class I Shares(a)	3,633,330	33,608,303
Columbia Mortgage Opportunities Fund, Class I Shares(a)	2,698,992	25,586,441
Columbia U.S. Government Mortgage Fund, Class I Shares(a)	18,285,464	99,655,779
Columbia U.S. Treasury Index Fund, Class I Shares(a)	4,201,587	47,393,896
Total		526,458,080
Total Fixed-Income Funds (Cost: $725,683,634)		690,243,431

Alternative Investment Funds 4.5%

Columbia Absolute Return Currency and Income Fund, Class I Shares(a)	846,712	9,136,023
Columbia Adaptive Alternatives Fund, Class I Shares(a)	455,212	4,269,887
Columbia Diversified Absolute Return Fund, Class I Shares(a)	3,161,367	30,254,277
Columbia Multi-Asset Income Fund, Class I Shares(a)	2,687,995	24,057,558
Total Alternative Investment Funds (Cost: $71,516,156)		67,717,745

Common Stocks 1.7%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 0.2%
Auto Components —%
Cie Generale des Etablissements Michelin	870	79,373
Cooper Tire & Rubber Co.	4,360	158,966

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Dana Holding Corp.	5,850	69,556
Magna International, Inc.	2,700	93,803
Total		401,698
Automobiles —%
Fuji Heavy Industries Ltd.	3,600	147,322
Peugeot SA(b)	8,618	128,148
Renault SA	241	20,450
Total		295,920
Diversified Consumer Services —%
Capella Education Co.	900	39,519
New Oriental Education & Technology Group, Inc., ADR	1,100	34,551
Total		74,070
Hotels, Restaurants & Leisure 0.1%
Cracker Barrel Old Country Store, Inc.	1,240	162,725
Denny's Corp.(b)	11,710	109,722
Flight Centre Travel Group Ltd.	4,841	135,288
Isle of Capri Casinos, Inc.(b)	3,100	39,246
Jack in the Box, Inc.	2,145	166,538
Marriott Vacations Worldwide Corp.	2,200	108,658
Papa John's International, Inc.	100	4,775
Ruth's Hospitality Group, Inc.	3,200	52,000
Total		778,952
Household Durables —%
Helen of Troy Ltd.(b)	1,530	136,736
Iida Group Holdings Co., Ltd.	4,500	80,221
Persimmon PLC	4,541	132,503
Zagg, Inc.(b)	2,000	18,440
Total		367,900
Internet & Catalog Retail —%
PetMed Express, Inc.	4,520	81,450
Leisure Products —%
Sturm Ruger & Co., Inc.	2,520	148,302
Media —%
Gray Television, Inc.(b)	3,500	46,025
Nexstar Broadcasting Group, Inc., Class A	2,690	121,615
Total		167,640
Multiline Retail —%
Marks & Spencer Group PLC	16,335	99,185

Common Stocks (continued)

Issuer	Shares	Value ($)
Specialty Retail 0.1%
American Eagle Outfitters, Inc.	4,150	60,756
Cato Corp. (The), Class A	3,320	133,896
Children's Place, Inc. (The)	2,220	144,522
Guess?, Inc.	2,800	51,912
Outerwall, Inc.	3,735	126,243
Total		517,329
Textiles, Apparel & Luxury Goods —%
Movado Group, Inc.	4,800	123,360
Oxford Industries, Inc.	2,350	164,171
Wolverine World Wide, Inc.	8,000	135,280
Total		422,811
Total Consumer Discretionary		3,355,257
CONSUMER STAPLES 0.1%
Beverages —%
Ambev SA	27,000	125,961
Food & Staples Retailing —%
Alimentation Couche-Tard, Inc., Class B	2,300	100,117
Ingles Markets, Inc., Class A	585	22,441
Koninklijke Ahold NV	6,643	150,262
SUPERVALU, Inc.(b)	8,460	38,493
Wal-Mart de Mexico SAB de CV, Class V	52,642	132,144
Total		443,457
Food Products 0.1%
Cal-Maine Foods, Inc.	3,025	152,672
Dean Foods Co.	8,150	162,837
JBS SA	9,600	25,921
Sanderson Farms, Inc.	1,975	160,410
WH Group Ltd.(b)	94,000	53,826
Total		555,666
Household Products —%
Reckitt Benckiser Group PLC	722	64,216
Svenska Cellulosa AB, Class B	2,525	74,835
Total		139,051
Personal Products —%
Usana Health Sciences, Inc.(b)	915	116,113
Tobacco —%
Japan Tobacco, Inc.	3,400	133,157
Universal Corp.	910	49,804
Total		182,961
Total Consumer Staples		1,563,209

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
ENERGY 0.1%
Energy Equipment & Services —%
Oil States International, Inc.(b)	2,960	83,561
Oil, Gas & Consumable Fuels 0.1%
Alon USA Energy, Inc.	4,400	55,352
MOL Hungarian Oil and Gas NyRt	400	19,449
OMV AG	1,760	45,303
PDC Energy, Inc.(b)	3,070	174,591
Polski Koncern Naftowy Orlen SA	2,723	41,760
REX American Resources Corp.(b)	2,735	146,131
Royal Dutch Shell PLC, Class B	6,843	149,095
S-Oil Corp.	2,070	136,282
SK Innovation Co., Ltd.(b)	867	95,815
Western Refining, Inc.	1,750	57,575
Total		921,353
Total Energy		1,004,914
FINANCIALS 0.4%
Banks 0.1%
Abu Dhabi Commercial Bank PJSC	25,271	41,831
Banc of California, Inc.	7,500	113,250
Banco Latinoamericano de Comercio Exterior SA, Class E	4,290	100,043
Banco Santander Brasil SA	19,495	63,606
Bank of China Ltd., Class H	307,000	120,212
Bank of Communications Co., Ltd., Class H	34,000	20,787
Bank of Montreal	900	48,325
BBCN Bancorp, Inc.	4,800	72,960
Canadian Imperial Bank of Commerce	1,900	123,746
Central Pacific Financial Corp.	6,790	142,250
China Merchants Bank Co., Ltd., Class H	19,000	36,934
Credit Agricole SA	10,792	107,694
Customers Bancorp, Inc.(b)	4,605	115,586
Erste Group Bank AG(b)	1,481	42,781
First BanCorp(b)	15,775	41,015
First NBC Bank Holding Co.(b)	3,970	124,618
Hilltop Holdings, Inc.(b)	1,275	20,362
HSBC Holdings PLC	25,277	178,267
International Bancshares Corp.	4,740	109,921
KBC Groep NV	130	7,450

Common Stocks (continued)

Issuer	Shares	Value ($)
Mitsubishi UFJ Financial Group, Inc.	15,000	76,918
Nordea Bank AB	9,226	92,903
Opus Bank	600	19,794
Societe Generale SA	412	15,717
Sumitomo Mitsui Financial Group, Inc.	3,600	120,775
Woori Finance Holdings Co., Ltd.	7,669	56,685
Total		2,014,430
Capital Markets —%
3i Group PLC	1,618	10,259
Arlington Asset Investment Corp., Class A	9,380	104,118
Cowen Group, Inc., Class A(b)	16,700	47,762
KCG Holdings, Inc., Class A(b)	4,950	50,589
Total		212,728
Consumer Finance —%
Cash America International, Inc.	4,750	142,215
Nelnet, Inc., Class A	3,650	118,515
Total		260,730
Diversified Financial Services —%
EXOR SpA	2,832	92,321
Insurance 0.1%
Ageas	2,708	109,974
Allianz SE, Registered Shares	985	159,409
American Equity Investment Life Holding Co.	3,794	69,013
Employers Holdings, Inc.	1,815	45,212
HCI Group, Inc.	1,150	38,238
Heritage Insurance Holdings, Inc.	7,060	139,929
Maiden Holdings Ltd.	9,880	126,464
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen, Registered Shares	653	125,814
Power Corp. of Canada	5,600	118,764
Swiss Re AG	1,543	143,632
Universal Insurance Holdings, Inc.	6,872	128,781
Total		1,205,230
Real Estate Investment Trusts (REITs) 0.1%
AG Mortgage Investment Trust, Inc.	2,100	24,633
American Assets Trust, Inc.	1,500	56,085
Apollo Residential Mortgage, Inc.	3,800	41,230
Coresite Realty Corp.	2,495	160,029

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Cousins Properties, Inc.	3,100	26,722
CubeSmart	6,275	196,345
CyrusOne, Inc.	1,890	69,647
CYS Investments, Inc.	20,600	141,934
DuPont Fabros Technology, Inc.	4,900	162,533
Hersha Hospitality Trust	1,950	34,262
Mack-Cali Realty Corp.	5,850	121,621
Ryman Hospitality Properties, Inc.	3,275	153,761
Sovran Self Storage, Inc.	1,640	184,795
STORE Capital Corp.	5,850	145,021
Summit Hotel Properties, Inc.	11,600	117,740
Sunstone Hotel Investors, Inc.	12,935	153,666
Total		1,790,024
Real Estate Management & Development —%
Wheelock & Co., Ltd.	6,000	22,971
Thrifts & Mortgage Finance 0.1%
BofI Holding, Inc.(b)	4,100	70,356
Flagstar Bancorp, Inc.(b)	4,400	82,060
HomeStreet, Inc.(b)	3,880	79,462
MGIC Investment Corp.(b)	21,300	141,006
Radian Group, Inc.	11,910	119,815
Walker & Dunlop, Inc.(b)	5,400	129,384
Washington Federal, Inc.	6,675	142,511
Total		764,594
Total Financials		6,363,028
HEALTH CARE 0.2%
Biotechnology 0.1%
ACADIA Pharmaceuticals, Inc.(b)	1,580	32,690
Acorda Therapeutics, Inc.(b)	1,795	66,092
Alder Biopharmaceuticals, Inc.(b)	1,770	42,799
AMAG Pharmaceuticals, Inc.(b)	2,020	46,278
Anacor Pharmaceuticals, Inc.(b)	1,170	87,902
ARIAD Pharmaceuticals, Inc.(b)	5,540	27,811
Arrowhead Research Corp.(b)	9,700	33,756
Curis, Inc.(b)	11,352	18,617
Dynavax Technologies Corp.(b)	3,445	82,990
Infinity Pharmaceuticals, Inc.(b)	7,155	44,433
Insmed, Inc.(b)	1,920	25,344
Insys Therapeutics, Inc.(b)	2,230	38,690

Common Stocks (continued)

Issuer	Shares	Value ($)
Keryx Biopharmaceuticals, Inc.(b)	12,905	45,555
Neurocrine Biosciences, Inc.(b)	1,550	65,952
Novavax, Inc.(b)	13,325	68,624
Portola Pharmaceuticals, Inc.(b)	525	17,341
Spark Therapeutics, Inc.(b)	2,225	62,678
TESARO, Inc.(b)	445	15,370
Ultragenyx Pharmaceutical, Inc.(b)	980	55,027
vTv Therapeutics, Inc., Class A(b)	3,552	25,752
Total		903,701
Health Care Equipment & Supplies —%
Analogic Corp.	1,710	126,660
LivaNova PLC(b)	2,810	157,304
Merit Medical Systems, Inc.(b)	8,475	140,261
Orthofix International NV(b)	3,400	134,198
Total		558,423
Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	2,900	54,030
Chemed Corp.	120	16,838
LHC Group, Inc.(b)	1,050	39,816
Magellan Health, Inc.(b)	2,465	140,505
Medipal Holdings Corp.	6,600	107,050
Molina Healthcare, Inc.(b)	2,730	149,904
Owens & Minor, Inc.	575	19,924
PharMerica Corp.(b)	1,850	54,927
Triple-S Management Corp., Class B(b)	5,035	112,230
WellCare Health Plans, Inc.(b)	770	58,505
Total		753,729
Life Sciences Tools & Services —%
Affymetrix, Inc.(b)	1,825	25,605
Cambrex Corp.(b)	3,260	112,926
INC Research Holdings, Inc. Class A(b)	3,006	126,643
PAREXEL International Corp.(b)	1,000	63,960
Total		329,134
Pharmaceuticals —%
GlaxoSmithKline PLC	1,379	28,408
Novo Nordisk A/S, Class B	2,211	123,525
Pernix Therapeutics Holdings, Inc.(b)	8,600	18,748
Roche Holding AG, Genusschein Shares	786	203,593
Sanofi	1,564	130,063

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Sucampo Pharmaceuticals, Inc., Class A(b)	8,300	104,995
Teva Pharmaceutical Industries Ltd.	1,902	116,873
Total		726,205
Total Health Care		3,271,192
INDUSTRIALS 0.2%
Aerospace & Defense —%
Cubic Corp.	1,175	46,953
Moog, Inc., Class A(b)	2,690	124,628
Total		171,581
Air Freight & Logistics —%
Air Transport Services Group, Inc.(b)	9,295	90,440
Royal Mail PLC	18,749	123,263
Total		213,703
Airlines —%
Hawaiian Holdings, Inc.(b)	2,265	79,750
Japan Airlines Co., Ltd.	3,200	120,107
Total		199,857
Building Products —%
Continental Building Product(b)	7,810	116,681
Commercial Services & Supplies —%
Deluxe Corp.	3,070	171,613
Interface, Inc.	1,900	32,091
Quad/Graphics, Inc.	10,100	101,808
West Corp.	1,900	34,409
Total		339,921
Construction & Engineering —%
EMCOR Group, Inc.	3,575	163,377
Leighton Holdings Ltd.	6,556	113,073
VINCI SA	2,130	144,302
Total		420,752
Electrical Equipment 0.1%
EnerSys	2,600	125,918
General Cable Corp.	9,950	116,614
OSRAM Licht AG	1,246	55,630
Prysmian SpA	2,402	49,421
Vestas Wind Systems A/S	2,260	147,882
Total		495,465

Common Stocks (continued)

Issuer	Shares	Value ($)
Machinery 0.1%
Barnes Group, Inc.	800	26,008
Global Brass & Copper Holdings, Inc.	3,200	66,272
Kadant, Inc.	2,380	92,368
Mueller Industries, Inc.	4,825	122,796
PT United Tractors Tbk	106,500	136,114
Wabash National Corp.(b)	13,600	150,416
Total		593,974
Marine —%
Kuehne & Nagel International AG	204	26,999
Matson, Inc.	3,790	153,154
Total		180,153
Professional Services —%
Insperity, Inc.	175	7,863
RPX Corp.(b)	11,260	130,391
Total		138,254
Road & Rail —%
ArcBest Corp.	3,770	77,398
Trading Companies & Distributors —%
Applied Industrial Technologies, Inc.	1,800	69,192
MRC Global, Inc.(b)	6,300	63,315
Total		132,507
Total Industrials		3,080,246
INFORMATION TECHNOLOGY 0.3%
Communications Equipment —%
NETGEAR, Inc.(b)	3,750	140,137
Plantronics, Inc.	450	20,174
Polycom, Inc.(b)	8,600	87,634
Total		247,945
Electronic Equipment, Instruments & Components 0.1%
Benchmark Electronics, Inc.(b)	5,750	120,750
Checkpoint Systems, Inc.	5,985	38,783
Chimei Innolux Corp.	413,000	118,039
Coherent, Inc.(b)	360	27,817
Delta Electronics Thailand PCL(b)	4,400	9,833
Hon Hai Precision Industry Co., Ltd.	56,000	131,746
Insight Enterprises, Inc.(b)	2,210	52,222
MTS Systems Corp.	400	21,360
SYNNEX Corp.	1,800	151,110
Tech Data Corp.(b)	2,500	156,000
Total		827,660

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Internet Software & Services 0.1%
DHI Group, Inc.(b)	10,020	93,286
EarthLink Holdings Corp.	18,850	111,592
j2 Global, Inc.	1,310	94,988
LogMeIn, Inc.(b)	2,680	140,003
NetEase, Inc., ADR	700	109,298
RetailMeNot, Inc.(b)	15,290	139,139
Web.com Group, Inc.(b)	7,025	132,281
Total		820,587
IT Services 0.1%
CGI Group, Inc., Class A(b)	2,400	102,860
Convergys Corp.	574	14,028
CSG Systems International, Inc.	2,000	69,880
EVERTEC, Inc.	8,085	111,088
NeuStar, Inc., Class A(b)	6,430	158,049
Sykes Enterprises, Inc.(b)	4,325	127,328
Syntel, Inc.(b)	450	21,303
Total		604,536
Semiconductors & Semiconductor Equipment —%
Amkor Technology, Inc.(b)	23,170	142,264
Cabot Microelectronics Corp.(b)	1,475	59,944
Cirrus Logic, Inc.(b)	725	25,172
Diodes, Inc.(b)	6,050	115,737
Entegris, Inc.(b)	1,600	18,656
Silicon Laboratories, Inc.(b)	775	35,340
Taiwan Semiconductor Manufacturing Co., Ltd.	16,000	68,895
Veeco Instruments, Inc.(b)	1,300	24,232
Xcerra Corp.(b)	12,280	67,294
Total		557,534
Software —%
Aspen Technology, Inc.(b)	4,670	151,495
AVG Technologies NV(b)	6,540	123,410
Check Point Software Technologies Ltd.(b)	100	7,881
Gigamon, Inc.(b)	3,200	83,680
Progress Software Corp.(b)	2,000	51,780
RealPage, Inc.(b)	3,650	70,408
VASCO Data Security International, Inc.(b)	3,550	55,025
Total		543,679

Common Stocks (continued)

Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals —%
Asustek Computer, Inc.	2,000	16,214
Foxconn Technology Co., Ltd.	3,000	5,812
FUJIFILM Holdings Corp.	1,700	65,684
Total		87,710
Total Information Technology		3,689,651
MATERIALS 0.1%
Chemicals 0.1%
Chemtura Corp.(b)	5,850	153,504
Innophos Holdings, Inc.	1,425	38,062
Innospec, Inc.	2,985	148,802
Mitsubishi Chemical Holdings Corp.	19,600	109,314
Total		449,682
Construction Materials —%
US Concrete, Inc.(b)	1,500	68,220
Metals & Mining —%
Commercial Metals Co.	4,617	64,269
Eregli Demir ve Celik Fabrikalari TAS	71,156	74,694
Materion Corp.	4,090	100,164
Rio Tinto PLC	4,946	121,285
Severstal PAO	6,664	54,938
Total		415,350
Paper & Forest Products —%
Stora Enso OYJ, Class R	917	7,473
UPM-Kymmene OYJ	7,287	118,755
Total		126,228
Total Materials		1,059,480
TELECOMMUNICATION SERVICES —%
Diversified Telecommunication Services —%
China Telecom Corp., Ltd., Class H	126,000	59,264
General Communication, Inc., Class A(b)	6,310	114,337
Nippon Telegraph & Telephone Corp.	3,700	157,519
Telstra Corp., Ltd.	2,464	9,928
Turk Telekomunikasyon AS	14,359	26,303
Total		367,351
Wireless Telecommunication Services —%
China Mobile Ltd.	12,500	137,302
Shenandoah Telecommunications Co.	3,400	78,132
Total		215,434
Total Telecommunication Services		582,785

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
UTILITIES 0.1%
Electric Utilities —%
Chubu Electric Power Co., Inc.	700	8,990
Endesa SA	3,209	62,124
IDACORP, Inc.	2,010	139,876
Korea Electric Power Corp.(b)	2,975	130,597
Tokyo Electric Power Co., Inc.(b)	2,400	12,060
Transmissora Alianca de Energia Eletrica SA	8,000	34,782
Total		388,429
Gas Utilities 0.1%
Chesapeake Utilities Corp.	2,000	125,940
New Jersey Resources Corp.	3,815	134,364
Southwest Gas Corp.	2,750	161,783
WGL Holdings, Inc.	530	35,399
Total		457,486
Multi-Utilities —%
RWE AG	576	8,068

Common Stocks (continued)

Issuer	Shares	Value ($)
Water Utilities —%
SJW Corp.	2,770	90,302
Total Utilities		944,285
Total Common Stocks (Cost: $27,872,052)		24,914,047

Money Market Funds 4.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.360%(a)(c)	64,953,566	64,953,566
Total Money Market Funds (Cost: $64,953,566)		64,953,566
Total Investments (Cost: $1,552,178,445)		1,503,263,925
Other Assets & Liabilities, Net		3,204,361
Net Assets		1,506,468,286

At January 31, 2016, cash totaling $2,385,877 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at January 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
BNP	3/3/2016	490,000	BRL	119,010	USD	—	(2,441)
BNP	3/3/2016	163,000	CAD	115,691	USD	—	(662)
BNP	3/3/2016	545,000	CNY	81,810	USD	—	(703)
BNP	3/3/2016	1,106,000	DKK	161,245	USD	575	—
BNP	3/3/2016	567,634,000	IDR	40,130	USD	—	(1,168)
BNP	3/3/2016	346,000	ILS	88,225	USD	806	—
BNP	3/3/2016	201,573,000	KRW	168,497	USD	1,839	—
BNP	3/3/2016	839,000	MXN	47,287	USD	1,122	—
BNP	3/3/2016	70,000	PLN	17,447	USD	299	—
BNP	3/3/2016	98,000	TRY	31,998	USD	—	(888)
BNP	3/3/2016	1,021,000	TWD	30,156	USD	—	(321)
BNP	3/3/2016	3,612,000	TWD	107,901	USD	81	—
BNP	3/3/2016	134,083	USD	192,000	AUD	1,617	—
BNP	3/3/2016	161,266	USD	161,000	CHF	—	(3,918)
BNP	3/3/2016	65,377	USD	60,000	EUR	—	(335)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Portfolio

January 31, 2016

Forward Foreign Currency Exchange Contracts Open at January 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
BNP	3/3/2016	207,087	USD	142,000	GBP	—	(4,744)
BNP	3/3/2016	144,113	USD	9,670,000	INR	—	(2,335)
BNP	3/3/2016	129,727	USD	15,278,000	JPY	—	(3,466)
BNP	3/3/2016	31,364	USD	138,000	MYR	1,960	—
BNP	3/3/2016	24,082	USD	215,000	NOK	676	—
BNP	3/3/2016	22,851	USD	1,103,000	PHP	162	—
BNP	3/3/2016	71,693	USD	103,000	SGD	568	—
BNP	3/3/2016	22,880	USD	818,000	THB	—	(8)
BNP	3/3/2016	109,800	USD	1,784,000	ZAR	1,888	—
Total						11,593	(20,989)

Futures Contracts Outstanding at January 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P MID 400 EMINI	91	USD	11,964,680	03/2016	—	(610,378)
S&P500 EMINI FUT	69	USD	6,658,845	03/2016	—	(235,287)
TOPIX INDX FUTR	39	JPY	4,635,609	03/2016	—	(497,511)
US 10YR NOTE (CBT)	387	USD	50,146,734	03/2016	1,338,686	—
US LONG BOND(CBT)	74	USD	11,916,312	03/2016	584,929	—
US ULTRA BOND CBT	73	USD	12,131,688	03/2016	654,017	—
Total			97,453,868		2,577,632	(1,343,176)

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares	8,778,841	1,206,954	(1,672,231)	256,830	8,570,394	759,891	409,643	9,136,023
Columbia Absolute Return Emerging Markets Macro Fund, Class I Shares	29,342,802	876	(27,842,449)	(1,501,229)	—	—	—	—
Columbia Absolute Return Enhanced Multi-Strategy Fund, Class I Shares	34,940,036	2,149,463	(36,043,723)	(1,045,776)	—	2,149,062	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Portfolio

January 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Adaptive Alternatives Fund, Class I Shares	—	4,536,456	—	—	4,536,456	—	36,456	4,269,887
Columbia Contrarian Core Fund, Class I Shares	101,055,637	4,749,251	(54,718,303)	23,285,467	74,372,052	2,323,245	2,356,131	77,347,175
Columbia Corporate Income Fund, Class I Shares	135,769,462	4,698,686	(5,549,603)	(70,584)	134,847,961	—	4,590,247	124,617,788
Columbia Disciplined Core Fund, Class I Shares	43,123,754	1,129,943	(6,609,125)	3,565,415	41,209,987	—	1,094,717	61,349,086
Columbia Disciplined Growth Fund, Class I Shares	67,514,448	8,387,259	(10,168,294)	4,032,077	69,765,490	7,603,510	722,811	63,247,449
Columbia Disciplined Value Fund, Class I Shares	102,173,027	6,704,677	(5,382,485)	201,124	103,696,343	4,786,955	1,850,469	93,121,987
Columbia Diversified Absolute Return Fund, Class I Shares	—	32,590,018	(965,764)	(19,552)	31,604,702	193,529	119,876	30,254,277
Columbia Emerging Markets Bond Fund, Class I Shares	30,325,054	996,894	(1,157,575)	(81,078)	30,083,295	—	964,272	27,202,257
Columbia Emerging Markets Fund, Class I Shares	15,745,379	87,125	(994,978)	72,387	14,909,913	—	—	13,035,477
Columbia European Equity Fund, Class I Shares	63,955,328	3,162,371	(8,465,196)	2,257,506	60,910,009	2,012,850	1,031,182	63,273,298
Columbia High Yield Bond Fund, Class I Shares	—	8,287,473	(96,787)	(2,530)	8,188,156	—	357,950	7,534,703
Columbia Income Opportunities Fund, Class I Shares	121,156,484	6,948,610	(8,605,444)	1,721,293	121,220,943	862,136	6,003,959	113,891,762
Columbia Inflation Protected Securities Fund, Class I Shares	16,435,941	2,459,786	(1,049,761)	(118,351)	17,727,615	—	—	15,156,629
Columbia Intermediate Bond Fund, Class I Shares	210,817,422	7,180,957	(16,406,266)	736,296	202,328,409	2,356,305	4,698,960	195,595,873
Columbia Large Cap Growth Fund, Class I Shares	16,578,363	2,225,182	(4,266,860)	2,416,769	16,953,454	2,196,604	—	21,191,149
Columbia Limited Duration Credit Fund, Class I Shares	38,196,062	960,570	(2,846,556)	(91,575)	36,218,501	—	931,319	33,608,303
Columbia Mortgage Opportunities Fund, Class I Shares	—	29,131,866	(2,055,377)	(30,596)	27,045,893	281,347	990,968	25,586,441
Columbia Multi-Asset Income Fund, Class I Shares	—	26,804,605	—	—	26,804,605	—	1,198,604	24,057,558

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Portfolio

January 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Overseas Value Fund, Class I Shares	80,799,010	1,777,541	(8,254,038)	(206,155)	74,116,358	—	1,701,495	64,660,371
Columbia Pacific/Asia Fund, Class I Shares	38,103,709	626,511	(4,417,179)	1,198,678	35,511,719	115,385	394,102	39,147,871
Columbia Select Large Cap Equity Fund, Class I Shares	29,632,879	48,813,059	(7,146,019)	(844,395)	70,455,524	4,180,692	1,013,595	61,105,436
Columbia Select Large Cap Growth Fund, Class I Shares	33,898,738	5,696,349	(6,797,538)	2,415,943	35,213,492	5,614,580	—	36,928,788
Columbia Select Large-Cap Value Fund, Class I Shares	23,380,096	1,612,742	(1,657,701)	739,650	24,074,787	945,076	608,665	31,606,686
Columbia Select Smaller-Cap Value Fund, Class I Shares	6,800,652	636,808	(3,332,723)	995,145	5,099,882	523,745	—	4,776,162
Columbia Short-Term Cash Fund	177,683,380	149,575,529	(262,305,343)	—	64,953,566	—	181,255	64,953,566
Columbia Small Cap Core Fund, Class I Shares	22,763,461	7,123,667	(1,699,818)	177,738	28,365,048	7,014,747	38,839	20,068,247
Columbia Small Cap Growth Fund I, Class I Shares	—	7,498,977	—	—	7,498,977	1,917,977	—	4,575,954
Columbia U.S. Government Mortgage Fund, Class I Shares	108,950,506	3,492,539	(10,929,126)	(87,581)	101,426,338	303,881	3,148,289	99,655,779
Columbia U.S. Treasury Index Fund, Class I Shares	—	46,596,524	—	—	46,596,524	—	77,524	47,393,896
Total	1,557,920,471	427,849,268	(501,436,262)	39,972,916	1,524,306,393	46,141,517	34,521,328	1,478,349,878

(b)  Non-income producing investment.

(c)  The rate shown is the seven-day current annualized yield at January 31, 2016.

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  China, Yuan Renminbi

DKK  Danish Krone

EUR  Euro

GBP  British Pound

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Portfolio

January 31, 2016

Currency Legend (continued)

IDR  Indonesian Rupiah

ILS    Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysia Ringgits

NOK  Norwegian Krone

PHP  Philippine Peso

PLN  Polish Zloty

SGD  Singapore Dollar

THB  Thailand Baht

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  US Dollar

ZAR  South African Rand

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 of the Notes to Financial Statements in the most recent shareholder report.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Portfolio

January 31, 2016

Fair Value Measurements (continued)

used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at January 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Equity Funds	655,435,136	—	—	655,435,136
Fixed-Income Funds	690,243,431	—	—	690,243,431
Alternative Investment Funds	67,717,745	—	—	67,717,745
Common Stocks
Consumer Discretionary	2,532,767	822,490	—	3,355,257
Consumer Staples	1,086,913	476,296	—	1,563,209
Energy	517,210	487,704	—	1,004,914
Financials	4,779,694	1,583,334	—	6,363,028
Health Care	2,507,650	763,542	—	3,271,192
Industrials	2,163,455	916,791	—	3,080,246
Information Technology	3,273,428	416,223	—	3,689,651
Materials	573,021	486,459	—	1,059,480
Telecommunication Services	192,469	390,316	—	582,785
Utilities	722,446	221,839	—	944,285
Total Common Stocks	18,349,053	6,564,994	—	24,914,047
Money Market Funds	—	64,953,566	—	64,953,566
Total Investments	1,431,745,365	71,518,560	—	1,503,263,925

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Portfolio

January 31, 2016

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	11,593	—	11,593
Futures Contracts	2,577,632	—	—	2,577,632
Liabilities
Forward Foreign Currency Exchange Contracts	—	(20,989)	—	(20,989)
Futures Contracts	(1,343,176)	—	—	(1,343,176)
Total	1,432,979,821	71,509,164	—	1,504,488,985

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	177,683,380	177,683,380	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.
Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS

Columbia Capital Allocation Moderate Aggressive Portfolio

January 31, 2016

(Percentages represent value of investments compared to net assets)

Equity Funds 55.7%

	Shares	Value ($)
INTERNATIONAL 15.6%
Columbia Emerging Markets Fund, Class I Shares(a)(b)	6,820,687	58,180,457
Columbia European Equity Fund, Class I Shares(a)	14,773,787	90,120,100
Columbia Overseas Value Fund, Class I Shares(a)	13,720,887	105,788,041
Columbia Pacific/Asia Fund, Class I Shares(a)	8,113,224	71,234,107
Total		325,322,705
U.S. LARGE CAP 38.2%
Columbia Contrarian Core Fund, Class I Shares(a)	6,550,052	131,132,044
Columbia Disciplined Core Fund, Class I Shares(a)	13,599,425	122,802,810
Columbia Disciplined Growth Fund, Class I Shares(a)	11,052,283	85,986,759
Columbia Disciplined Value Fund, Class I Shares(a)	20,187,972	165,339,489
Columbia Large Cap Growth Fund, Class I Shares(a)(b)	2,014,851	63,326,764
Columbia Select Large Cap Equity Fund, Class I Shares(a)	8,762,886	94,639,175
Columbia Select Large Cap Growth Fund, Class I Shares(a)(b)	4,922,157	72,355,707
Columbia Select Large-Cap Value Fund, Class I Shares(a)	3,249,854	64,087,113
Total		799,669,861
U.S. SMALL CAP 1.9%
Columbia Multi-Advisor Small Cap Value Fund, Class I Shares(a)	2,374,784	13,085,061
Columbia Select Smaller-Cap Value Fund, Class I Shares(a)(b)	416,654	7,295,610
Columbia Small Cap Core Fund, Class I Shares(a)	936,359	10,318,681
Columbia Small Cap Growth Fund I, Class I Shares(a)(b)	615,713	9,488,131
Total		40,187,483
Total Equity Funds (Cost: $1,173,541,399)		1,165,180,049

Fixed-Income Funds 27.6%

	Shares	Value ($)
EMERGING MARKETS 1.3%
Columbia Emerging Markets Bond Fund, Class I Shares(a)	2,650,301	26,741,538
HIGH YIELD 8.7%
Columbia High Yield Bond Fund, Class I Shares(a)	22,409,071	60,952,673
Columbia Income Opportunities Fund, Class I Shares(a)	13,298,788	121,949,882
Total		182,902,555
INFLATION PROTECTED SECURITIES 0.5%
Columbia Inflation Protected Securities Fund, Class I Shares(a)(b)	1,221,538	10,370,861
INVESTMENT GRADE 17.1%
Columbia Corporate Income Fund, Class I Shares(a)	17,929,057	167,098,813
Columbia Mortgage Opportunities Fund, Class I Shares(a)	1,981,065	18,780,494
Columbia U.S. Government Mortgage Fund, Class I Shares(a)	28,038,937	152,812,208
Columbia U.S. Treasury Index Fund, Class I Shares(a)	1,637,558	18,471,652
Total		357,163,167
Total Fixed-Income Funds (Cost: $611,376,992)		577,178,121

Alternative Investment Funds 4.2%

Columbia Absolute Return Currency and Income Fund, Class I Shares(a)	1,180,421	12,736,745
Columbia Adaptive Alternatives Fund, Class I Shares(a)	455,212	4,269,887
Columbia Diversified Absolute Return Fund, Class I Shares(a)	3,841,332	36,761,547
Columbia Multi-Asset Income Fund, Class I Shares(a)	3,771,025	33,750,671
Total Alternative Investment Funds (Cost: $92,570,109)		87,518,850

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

January 31, 2016

Common Stocks 1.2%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 0.2%
Auto Components —%
Cie Generale des Etablissements Michelin	607	55,378
Cooper Tire & Rubber Co.	4,825	175,919
Dana Holding Corp.	6,500	77,285
Magna International, Inc.	1,900	66,010
Total		374,592
Automobiles —%
Fuji Heavy Industries Ltd.	2,500	102,307
Peugeot SA(b)	6,014	89,427
Renault SA	168	14,255
Total		205,989
Diversified Consumer Services —%
Capella Education Co.	1,000	43,910
New Oriental Education & Technology Group, Inc., ADR	800	25,128
Total		69,038
Hotels, Restaurants & Leisure 0.1%
Cracker Barrel Old Country Store, Inc.	1,370	179,785
Denny's Corp.(b)	13,070	122,466
Flight Centre Travel Group Ltd.	3,380	94,458
Isle of Capri Casinos, Inc.(b)	3,400	43,044
Jack in the Box, Inc.	2,380	184,783
Marriott Vacations Worldwide Corp.	2,440	120,512
Papa John's International, Inc.	100	4,775
Ruth's Hospitality Group, Inc.	3,630	58,988
Total		808,811
Household Durables —%
Helen of Troy Ltd.(b)	1,700	151,929
Iida Group Holdings Co., Ltd.	3,200	57,046
Persimmon PLC	3,170	92,498
Zagg, Inc.(b)	2,200	20,284
Total		321,757
Internet & Catalog Retail —%
PetMed Express, Inc.	4,980	89,740
Leisure Products —%
Sturm Ruger & Co., Inc.	2,800	164,780

Common Stocks (continued)

Issuer	Shares	Value ($)
Media —%
Gray Television, Inc.(b)	3,900	51,285
Nexstar Broadcasting Group, Inc., Class A	3,070	138,795
Total		190,080
Multiline Retail —%
Marks & Spencer Group PLC	11,400	69,220
Specialty Retail 0.1%
American Eagle Outfitters, Inc.	4,600	67,344
Cato Corp. (The), Class A	3,695	149,019
Children's Place, Inc. (The)	2,465	160,472
Guess?, Inc.	3,150	58,401
Outerwall, Inc.	4,135	139,763
Total		574,999
Textiles, Apparel & Luxury Goods —%
Movado Group, Inc.	5,350	137,495
Oxford Industries, Inc.	2,610	182,335
Wolverine World Wide, Inc.	8,850	149,653
Total		469,483
Total Consumer Discretionary		3,338,489
CONSUMER STAPLES 0.1%
Beverages —%
Ambev SA	18,800	87,706
Food & Staples Retailing —%
Alimentation Couche-Tard, Inc., Class B	1,600	69,647
Ingles Markets, Inc., Class A	650	24,934
Koninklijke Ahold NV	4,637	104,887
SUPERVALU, Inc.(b)	9,430	42,907
Wal-Mart de Mexico SAB de CV, Class V	36,739	92,223
Total		334,598
Food Products 0.1%
Cal-Maine Foods, Inc.	3,340	168,570
China Milk Products Group Ltd.(b)(c)(d)(e)	322,000	—
Dean Foods Co.	9,050	180,819
JBS SA	6,700	18,091
Sanderson Farms, Inc.	2,180	177,060
WH Group Ltd.(b)	65,500	37,506
Total		582,046

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Household Products —%
Reckitt Benckiser Group PLC	504	44,826
Svenska Cellulosa AB, Class B	1,762	52,222
Total		97,048
Personal Products —%
Usana Health Sciences, Inc.(b)	1,020	129,438
Tobacco —%
Japan Tobacco, Inc.	2,400	93,993
Universal Corp.	1,000	54,730
Total		148,723
Total Consumer Staples		1,379,559
ENERGY —%
Energy Equipment & Services —%
Oil States International, Inc.(b)	3,340	94,288
Oil, Gas & Consumable Fuels —%
Alon USA Energy, Inc.	4,900	61,642
MOL Hungarian Oil and Gas NyRt	279	13,565
OMV AG	1,228	31,609
PDC Energy, Inc.(b)	3,415	194,211
Polski Koncern Naftowy Orlen SA	1,900	29,139
REX American Resources Corp.(b)	3,042	162,534
Royal Dutch Shell PLC, Class B	4,774	104,016
S-Oil Corp.	1,440	94,805
SK Innovation Co., Ltd.	605	66,861
Western Refining, Inc.	1,950	64,155
Total		822,537
Total Energy		916,825
FINANCIALS 0.3%
Banks 0.1%
Abu Dhabi Commercial Bank PJSC	17,630	29,183
Banc of California, Inc.	8,400	126,840
Banco Latinoamericano de Comercio Exterior SA, Class E	4,750	110,770
Banco Santander Brasil SA	13,600	44,372
Bank of China Ltd., Class H	214,000	83,796
Bank of Communications Co., Ltd., Class H	24,000	14,673
Bank of Montreal	600	32,216
BBCN Bancorp, Inc.	5,350	81,320

Common Stocks (continued)

Issuer	Shares	Value ($)
Canadian Imperial Bank of Commerce	1,300	84,668
Central Pacific Financial Corp.	7,540	157,963
China Merchants Bank Co., Ltd., Class H	13,000	25,270
Credit Agricole SA	7,532	75,162
Customers Bancorp, Inc.(b)	5,155	129,391
Erste Group Bank AG(b)	1,033	29,840
First BanCorp(b)	17,475	45,435
First NBC Bank Holding Co.(b)	4,405	138,273
Hilltop Holdings, Inc.(b)	1,450	23,157
HSBC Holdings PLC	17,641	124,414
International Bancshares Corp.	5,290	122,675
KBC Groep NV	91	5,215
Mitsubishi UFJ Financial Group, Inc.	10,500	53,843
Nordea Bank AB	6,470	65,151
Opus Bank	650	21,444
Societe Generale SA	288	10,987
Sumitomo Mitsui Financial Group, Inc.	2,500	83,872
Woori Finance Holdings Co., Ltd.	5,352	39,559
Total		1,759,489
Capital Markets —%
3i Group PLC	1,129	7,158
Arlington Asset Investment Corp., Class A	10,450	115,995
Cowen Group, Inc., Class A(b)	18,500	52,910
KCG Holdings, Inc., Class A(b)	5,500	56,210
Total		232,273
Consumer Finance —%
Cash America International, Inc.	5,300	158,682
Nelnet, Inc., Class A	4,000	129,880
Total		288,562
Diversified Financial Services —%
EXOR SpA	1,976	64,416
Insurance 0.1%
Ageas	1,889	76,714
Allianz SE, Registered Shares	687	111,182
American Equity Investment Life Holding Co.	4,233	76,998
Employers Holdings, Inc.	2,020	50,318
HCI Group, Inc.	1,275	42,394
Heritage Insurance Holdings, Inc.	8,120	160,939

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Maiden Holdings Ltd.	10,960	140,288
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen, Registered Shares	456	87,858
Power Corp. of Canada	3,900	82,710
Swiss Re AG	1,077	100,254
Universal Insurance Holdings, Inc.	7,653	143,417
Total		1,073,072
Real Estate Investment Trusts (REITs) 0.1%
AG Mortgage Investment Trust, Inc.	2,250	26,393
American Assets Trust, Inc.	1,600	59,824
Apollo Residential Mortgage, Inc.	4,200	45,570
Coresite Realty Corp.	2,765	177,347
Cousins Properties, Inc.	3,500	30,170
CubeSmart	6,975	218,248
CyrusOne, Inc.	2,110	77,753
CYS Investments, Inc.	22,800	157,092
DuPont Fabros Technology, Inc.	5,425	179,947
Hersha Hospitality Trust	2,200	38,654
Mack-Cali Realty Corp.	6,500	135,135
Ryman Hospitality Properties, Inc.	3,650	171,367
Sovran Self Storage, Inc.	1,820	205,078
STORE Capital Corp.	6,500	161,135
Summit Hotel Properties, Inc.	12,900	130,935
Sunstone Hotel Investors, Inc.	14,327	170,202
Total		1,984,850
Real Estate Management & Development —%
Wheelock & Co., Ltd.	4,000	15,314
Thrifts & Mortgage Finance —%
BofI Holding, Inc.(b)	4,500	77,220
Flagstar Bancorp, Inc.(b)	4,850	90,453
HomeStreet, Inc.(b)	4,340	88,883
MGIC Investment Corp.(b)	23,690	156,828
Radian Group, Inc.	13,240	133,194
Walker & Dunlop, Inc.(b)	5,990	143,520
Washington Federal, Inc.	7,400	157,990
Total		848,088
Total Financials		6,266,064

Common Stocks (continued)

Issuer	Shares	Value ($)
HEALTH CARE 0.2%
Biotechnology 0.1%
ACADIA Pharmaceuticals, Inc.(b)	1,760	36,414
Acorda Therapeutics, Inc.(b)	1,995	73,456
Alder Biopharmaceuticals, Inc.(b)	1,970	47,635
AMAG Pharmaceuticals, Inc.(b)	2,250	51,548
Anacor Pharmaceuticals, Inc.(b)	1,290	96,918
ARIAD Pharmaceuticals, Inc.(b)	6,050	30,371
Arrowhead Research Corp.(b)	10,700	37,236
Curis, Inc.(b)	12,595	20,656
Dynavax Technologies Corp.(b)	3,945	95,035
Infinity Pharmaceuticals, Inc.(b)	7,945	49,338
Insmed, Inc.(b)	2,120	27,984
Insys Therapeutics, Inc.(b)	2,450	42,508
Keryx Biopharmaceuticals, Inc.(b)	14,330	50,585
Neurocrine Biosciences, Inc.(b)	1,670	71,058
Novavax, Inc.(b)	14,820	76,323
Portola Pharmaceuticals, Inc.(b)	590	19,488
Spark Therapeutics, Inc.(b)	2,485	70,002
TESARO, Inc.(b)	495	17,097
Ultragenyx Pharmaceutical, Inc.(b)	1,070	60,080
vTv Therapeutics, Inc., Class A(b)	3,947	28,616
Total		1,002,348
Health Care Equipment & Supplies —%
Analogic Corp.	1,900	140,733
LivaNova PLC(b)	3,125	174,937
Merit Medical Systems, Inc.(b)	9,470	156,729
Orthofix International NV(b)	3,800	149,986
Total		622,385
Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	2,000	37,262
Chemed Corp.	135	18,943
LHC Group, Inc.(b)	1,130	42,850
Magellan Health, Inc.(b)	2,750	156,750
Medipal Holdings Corp.	4,600	74,611
Molina Healthcare, Inc.(b)	3,031	166,432
Owens & Minor, Inc.	650	22,522
PharMerica Corp.(b)	2,075	61,607

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Triple-S Management Corp., Class B(b)	5,570	124,155
WellCare Health Plans, Inc.(b)	860	65,343
Total		770,475
Life Sciences Tools & Services —%
Affymetrix, Inc.(b)	2,055	28,832
Cambrex Corp.(b)	3,610	125,050
INC Research Holdings, Inc. Class A(b)	3,331	140,335
PAREXEL International Corp.(b)	1,110	70,996
Total		365,213
Pharmaceuticals —%
GlaxoSmithKline PLC	962	19,818
Novo Nordisk A/S, Class B	1,563	87,322
Pernix Therapeutics Holdings, Inc.(b)	9,500	20,710
Roche Holding AG, Genusschein Shares	549	142,204
Sanofi	1,091	90,728
Sucampo Pharmaceuticals, Inc., Class A(b)	9,300	117,645
Teva Pharmaceutical Industries Ltd.	1,327	81,541
Total		559,968
Total Health Care		3,320,389
INDUSTRIALS 0.1%
Aerospace & Defense —%
Cubic Corp.	1,300	51,948
Moog, Inc., Class A(b)	3,000	138,990
Total		190,938
Air Freight & Logistics —%
Air Transport Services Group, Inc.(b)	10,345	100,657
Royal Mail PLC	13,080	85,992
Total		186,649
Airlines —%
Hawaiian Holdings, Inc.(b)	2,525	88,905
Japan Airlines Co., Ltd.	2,200	82,574
Total		171,479
Building Products —%
Continental Building Product(b)	8,600	128,484
Commercial Services & Supplies —%
Deluxe Corp.	3,400	190,060
Interface, Inc.	2,150	36,314

Common Stocks (continued)

Issuer	Shares	Value ($)
Quad/Graphics, Inc.	11,200	112,896
West Corp.	2,150	38,936
Total		378,206
Construction & Engineering —%
EMCOR Group, Inc.	3,975	181,658
Leighton Holdings Ltd.	4,574	78,889
VINCI SA	1,486	100,672
Total		361,219
Electrical Equipment —%
EnerSys	2,875	139,236
General Cable Corp.	11,000	128,920
OSRAM Licht AG	869	38,798
Prysmian SpA	1,676	34,484
Vestas Wind Systems A/S	1,577	103,190
Total		444,628
Machinery 0.1%
Barnes Group, Inc.	900	29,259
Global Brass & Copper Holdings, Inc.	3,550	73,521
Kadant, Inc.	2,590	100,518
Mueller Industries, Inc.	5,350	136,157
PT United Tractors Tbk	74,300	94,960
Wabash National Corp.(b)	15,000	165,900
Total		600,315
Marine —%
Kuehne & Nagel International AG	142	18,793
Matson, Inc.	4,180	168,914
Total		187,707
Professional Services —%
Insperity, Inc.	200	8,986
RPX Corp.(b)	12,470	144,403
Total		153,389
Road & Rail —%
ArcBest Corp.	4,190	86,021
Trading Companies & Distributors —%
Applied Industrial Technologies, Inc.	1,995	76,688
MRC Global, Inc.(b)	7,000	70,350
Total		147,038
Total Industrials		3,036,073

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
INFORMATION TECHNOLOGY 0.2%
Communications Equipment —%
NETGEAR, Inc.(b)	4,175	156,020
Plantronics, Inc.	500	22,415
Polycom, Inc.(b)	9,500	96,805
Total		275,240
Electronic Equipment, Instruments & Components 0.1%
Benchmark Electronics, Inc.(b)	6,400	134,400
Checkpoint Systems, Inc.	6,544	42,405
Chimei Innolux Corp.	288,000	82,313
Coherent, Inc.(b)	400	30,908
Delta Electronics Thailand PCL(b)	3,100	6,927
Hon Hai Precision Industry Co., Ltd.	39,000	91,752
Insight Enterprises, Inc.(b)	2,460	58,130
MTS Systems Corp.	450	24,030
SYNNEX Corp.	2,050	172,097
Tech Data Corp.(b)	2,700	168,480
Total		811,442
Internet Software & Services 0.1%
DHI Group, Inc.(b)	11,190	104,179
EarthLink Holdings Corp.	20,950	124,024
j2 Global, Inc.	1,450	105,140
LogMeIn, Inc.(b)	2,965	154,892
NetEase, Inc., ADR	500	78,070
RetailMeNot, Inc.(b)	16,985	154,563
Web.com Group, Inc.(b)	7,775	146,403
Total		867,271
IT Services —%
CGI Group, Inc., Class A(b)	1,700	72,859
Convergys Corp.	615	15,030
CSG Systems International, Inc.	2,200	76,868
EVERTEC, Inc.	8,973	123,289
NeuStar, Inc., Class A(b)	7,100	174,518
Sykes Enterprises, Inc.(b)	4,775	140,576
Syntel, Inc.(b)	500	23,670
Total		626,810
Semiconductors & Semiconductor Equipment —%
Amkor Technology, Inc.(b)	25,720	157,921
Cabot Microelectronics Corp.(b)	1,625	66,040

Common Stocks (continued)

Issuer	Shares	Value ($)
Cirrus Logic, Inc.(b)	825	28,644
Diodes, Inc.(b)	6,750	129,127
Entegris, Inc.(b)	1,800	20,988
Silicon Laboratories, Inc.(b)	875	39,900
Taiwan Semiconductor Manufacturing Co., Ltd.	11,000	47,365
Veeco Instruments, Inc.(b)	1,400	26,096
Xcerra Corp.(b)	13,620	74,638
Total		590,719
Software —%
Aspen Technology, Inc.(b)	5,180	168,039
AVG Technologies NV(b)	7,260	136,996
Check Point Software Technologies Ltd.(b)	100	7,881
Gigamon, Inc.(b)	3,600	94,140
Progress Software Corp.(b)	2,210	57,217
RealPage, Inc.(b)	4,050	78,125
VASCO Data Security International, Inc.(b)	3,900	60,450
Total		602,848
Technology Hardware, Storage & Peripherals —%
Asustek Computer, Inc.	2,000	16,214
Foxconn Technology Co., Ltd.	2,000	3,874
FUJIFILM Holdings Corp.	1,200	46,366
Total		66,454
Total Information Technology		3,840,784
MATERIALS 0.1%
Chemicals 0.1%
Chemtura Corp.(b)	6,510	170,823
Innophos Holdings, Inc.	1,575	42,068
Innospec, Inc.	3,305	164,754
Mitsubishi Chemical Holdings Corp.	13,700	76,408
Total		454,053
Construction Materials —%
US Concrete, Inc.(b)	1,600	72,768
Metals & Mining —%
Commercial Metals Co.	5,119	71,256
Eregli Demir ve Celik Fabrikalari TAS	49,640	52,108
Materion Corp.	4,540	111,185

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Rio Tinto PLC	3,451	84,625
Severstal PAO	4,649	38,326
Total		357,500
Paper & Forest Products —%
Stora Enso OYJ, Class R	640	5,216
UPM-Kymmene OYJ	5,077	82,739
Total		87,955
Total Materials		972,276
TELECOMMUNICATION SERVICES —%
Diversified Telecommunication Services —%
China Telecom Corp., Ltd., Class H	88,000	41,390
General Communication, Inc., Class A(b)	7,040	127,565
Nippon Telegraph & Telephone Corp.	2,600	110,689
Telstra Corp., Ltd.	1,719	6,926
Turk Telekomunikasyon AS	10,021	18,357
Total		304,927
Wireless Telecommunication Services —%
China Mobile Ltd.	9,000	98,858
Shenandoah Telecommunications Co.	3,800	87,324
Total		186,182
Total Telecommunication Services		491,109
UTILITIES —%
Electric Utilities —%
Chubu Electric Power Co., Inc.	500	6,422
Endesa SA	2,240	43,365
IDACORP, Inc.	2,230	155,186
Korea Electric Power Corp.	2,076	91,133
Tokyo Electric Power Co., Inc.(b)	1,700	8,542
Transmissora Alianca de Energia Eletrica SA	5,600	24,347
Total		328,995

Common Stocks (continued)

Issuer	Shares	Value ($)
Gas Utilities —%
Chesapeake Utilities Corp.	2,225	140,108
New Jersey Resources Corp.	4,235	149,157
Southwest Gas Corp.	3,050	179,431
WGL Holdings, Inc.	590	39,406
Total		508,102
Multi-Utilities —%
RWE AG	402	5,631
Water Utilities —%
SJW Corp.	3,080	100,408
Total Utilities		943,136
Total Common Stocks (Cost: $27,938,736)		24,504,704

Money Market Funds 10.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.360%(a)(f)	227,930,997	227,930,997
Total Money Market Funds (Cost: $227,930,997)		227,930,997
Total Investments (Cost: $2,133,358,233)		2,082,312,721
Other Assets & Liabilities, Net		9,033,738
Net Assets		2,091,346,459

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

January 31, 2016

At January 31, 2016, cash totaling $5,921,700 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at January 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup	3/3/2016	342,000	BRL	83,034	USD	—	(1,734)
Citigroup	3/3/2016	110,000	CAD	78,067	USD	—	(454)
Citigroup	3/3/2016	399,000	CNY	59,843	USD	—	(566)
Citigroup	3/3/2016	772,000	DKK	112,540	USD	390	—
Citigroup	3/3/2016	395,979,000	IDR	28,020	USD	—	(789)
Citigroup	3/3/2016	241,000	ILS	61,433	USD	542	—
Citigroup	3/3/2016	140,617,000	KRW	116,874	USD	614	—
Citigroup	3/3/2016	585,000	MXN	32,990	USD	801	—
Citigroup	3/3/2016	49,000	PLN	12,221	USD	218	—
Citigroup	3/3/2016	68,000	TRY	22,204	USD	—	(615)
Citigroup	3/3/2016	3,326,000	TWD	99,058	USD	—	(226)
Citigroup	3/3/2016	93,726	USD	134,000	AUD	981	—
Citigroup	3/3/2016	112,139	USD	112,000	CHF	—	(2,680)
Citigroup	3/3/2016	47,939	USD	44,000	EUR	—	(241)
Citigroup	3/3/2016	144,379	USD	99,000	GBP	—	(3,309)
Citigroup	3/3/2016	100,151	USD	6,746,000	INR	—	(1,243)
Citigroup	3/3/2016	90,346	USD	10,657,000	JPY	—	(2,273)
Citigroup	3/3/2016	21,768	USD	96,000	MYR	1,415	—
Citigroup	3/3/2016	16,807	USD	150,000	NOK	466	—
Citigroup	3/3/2016	15,936	USD	770,000	PHP	129	—
Citigroup	3/3/2016	50,083	USD	72,000	SGD	430	—
Citigroup	3/3/2016	15,972	USD	571,000	THB	—	(5)
Citigroup	3/3/2016	76,702	USD	1,245,000	ZAR	1,242	—
Total						7,228	(14,135)

Futures Contracts Outstanding at January 31, 2016

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Russell 2000 Mini	225	USD	23,206,500	03/2016	—	(1,942,315)
S&P MID 400 EMINI	174	USD	22,877,520	03/2016	—	(1,167,096)
S&P500 EMINI FUT	529	USD	51,051,145	03/2016	—	(1,803,869)
US 10YR NOTE (CBT)	386	USD	50,017,156	03/2016	1,335,227	—
US LONG BOND(CBT)	65	USD	10,467,031	03/2016	513,789	—
US ULTRA BOND CBT	68	USD	11,300,750	03/2016	609,222	—
Total			168,920,102		2,458,238	(4,913,280)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

January 31, 2016

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares	12,674,212	1,705,928	(2,707,498)	356,239	12,028,881	1,079,865	582,134	12,736,745
Columbia Absolute Return Emerging Markets Macro Fund, Class I Shares	24,038,585	66	(22,852,035)	(1,186,616)	—	—	—	—
Columbia Absolute Return Enhanced Multi-Strategy Fund, Class I Shares	19,426,328	1,190,627	(19,989,223)	(627,732)	—	1,190,621	—	—
Columbia Adaptive Alternatives Fund, Class I Shares	—	4,536,456	—	—	4,536,456	—	36,456	4,269,887
Columbia Contrarian Core Fund, Class I Shares	156,957,016	8,009,025	(66,249,434)	22,794,652	121,511,259	3,936,420	3,992,140	131,132,044
Columbia Corporate Income Fund, Class I Shares	182,451,896	6,728,274	(8,599,033)	(377,370)	180,203,767	—	6,191,375	167,098,813
Columbia Disciplined Core Fund, Class I Shares	91,004,253	2,279,840	(11,708,996)	4,862,109	86,437,206	—	2,191,019	122,802,810
Columbia Disciplined Growth Fund, Class I Shares	97,761,238	11,394,714	(13,388,088)	1,687,788	97,455,652	10,345,543	983,476	85,986,759
Columbia Disciplined Value Fund, Class I Shares	179,875,887	11,958,702	(7,029,417)	146,847	184,952,019	8,511,064	3,290,079	165,339,489
Columbia Diversified Absolute Return Fund, Class I Shares	—	40,786,898	(2,322,481)	(64,183)	38,400,234	237,070	146,846	36,761,547
Columbia Emerging Markets Bond Fund, Class I Shares	30,708,946	1,106,463	(1,682,412)	(128,617)	30,004,380	—	953,749	26,741,538
Columbia Emerging Markets Fund, Class I Shares	59,676,295	13,263,672	(6,222,062)	(271,828)	66,446,077	—	—	58,180,457
Columbia European Equity Fund, Class I Shares	104,226,262	4,633,462	(15,917,416)	3,822,146	96,764,454	2,860,706	1,465,539	90,120,100
Columbia High Yield Bond Fund, Class I Shares	22,852,644	46,750,683	(3,413,763)	17,821	66,207,385	—	3,279,553	60,952,673
Columbia Income Opportunities Fund, Class I Shares	131,034,808	7,722,647	(9,409,184)	405,879	129,754,150	926,468	6,478,396	121,949,882
Columbia Inflation Protected Securities Fund, Class I Shares	8,766,016	3,421,550	(946,714)	(35,858)	11,204,994	—	—	10,370,861

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

January 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia International Bond Fund, Class I Shares	21,408,707	12	(20,460,659)	(948,060)	—	—	—	—
Columbia Large Cap Growth Fund, Class I Shares	50,390,756	6,533,290	(11,650,170)	6,970,196	52,244,072	6,480,885	—	63,326,764
Columbia Mortgage Opportunities Fund, Class I Shares	20,980,286	1,078,789	(2,244,952)	(20,960)	19,793,163	209,339	809,986	18,780,494
Columbia Multi-Advisor Small Cap Value Fund, Class I Shares	10,313,360	1,430,933	(727,316)	427,452	11,444,429	1,273,485	90,274	13,085,061
Columbia Multi-Asset Income Fund, Class I Shares	—	37,604,538	—	—	37,604,538	—	1,681,538	33,750,671
Columbia Overseas Value Fund, Class I Shares	128,278,620	2,973,603	(12,730,465)	1,471,301	119,993,059	—	2,814,827	105,788,041
Columbia Pacific/Asia Fund, Class I Shares	68,275,679	1,196,181	(6,626,186)	1,770,547	64,616,221	209,232	716,491	71,234,107
Columbia Select Large Cap Equity Fund, Class I Shares	50,300,368	66,274,142	(7,273,898)	(978,721)	108,321,891	6,211,132	1,546,268	94,639,175
Columbia Select Large Cap Growth Fund, Class I Shares	68,754,909	11,186,363	(12,527,760)	3,554,372	70,967,884	11,108,942	—	72,355,707
Columbia Select Large-Cap Value Fund, Class I Shares	51,591,866	3,249,660	(1,996,438)	858,807	53,703,895	1,918,504	1,235,589	64,087,113
Columbia Select Smaller-Cap Value Fund, Class I Shares	8,607,895	842,037	(964,055)	214,763	8,700,640	798,719	—	7,295,610
Columbia Short-Term Cash Fund	338,213,798	219,643,973	(329,926,774)	—	227,930,997	—	403,864	227,930,997
Columbia Small Cap Core Fund, Class I Shares	11,508,308	3,665,840	(660,330)	57,597	14,571,415	3,601,205	19,939	10,318,681
Columbia Small Cap Growth Fund I, Class I Shares	13,576,154	4,031,992	(2,351,525)	154,605	15,411,226	3,957,960	—	9,488,131
Columbia U.S. Government Mortgage Fund, Class I Shares	167,893,644	5,691,087	(17,846,419)	(60,959)	155,677,353	469,054	4,876,642	152,812,208
Columbia U.S. Treasury Index Fund, Class I Shares	20,028,037	444,425	(1,857,594)	(83,068)	18,531,800	97,084	283,419	18,471,652
Total	2,151,576,773	531,335,872	(622,282,297)	44,789,149	2,105,419,497	65,423,299	44,069,599	2,057,808,017

(b)  Non-income producing investment.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

January 31, 2016

Notes to Portfolio of Investments (continued)

(c)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at January 31, 2016 was $0, which represents less than 0.01% of net assets. Information concerning such security holdings at January 31, 2016 is as follows:

Security Description	Acquisition Date	Cost ($)
China Milk Products Group Ltd.	11/17/2010	172,880

(d)  Negligible market value.

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At January 31, 2016, the value of these securities amounted to $0, which represents less than 0.01% of net assets.

(f)  The rate shown is the seven-day current annualized yield at January 31, 2016.

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  China, Yuan Renminbi

DKK  Danish Krone

EUR  Euro

GBP  British Pound

IDR  Indonesian Rupiah

ILS    Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysia Ringgits

NOK  Norwegian Krone

PHP  Philippine Peso

PLN  Polish Zloty

SGD  Singapore Dollar

THB  Thailand Baht

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  US Dollar

ZAR  South African Rand

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

January 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 of the Notes to Financial Statements in the most recent shareholder report.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

January 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at January 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Investments
Equity Funds	1,165,180,049	—	—		1,165,180,049
Fixed-Income Funds	577,178,121	—	—		577,178,121
Alternative Investment Funds	87,518,850	—	—		87,518,850
Common Stocks
Consumer Discretionary	2,763,900	574,589	—		3,338,489
Consumer Staples	1,046,125	333,434	0	(a)	1,379,559
Energy	576,830	339,995	—		916,825
Financials	5,162,203	1,103,861	—		6,266,064
Health Care	2,786,903	533,486	—		3,320,389
Industrials	2,397,721	638,352	—		3,036,073
Information Technology	3,545,973	294,811	—		3,840,784
Materials	632,854	339,422	—		972,276
Telecommunication Services	214,889	276,220	—		491,109
Utilities	788,043	155,093	—		943,136
Total Common Stocks	19,915,441	4,589,263	0	(a)	24,504,704
Money Market Funds	—	227,930,997	—		227,930,997
Total Investments	1,849,792,461	232,520,260	0	(a)	2,082,312,721
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	7,228	—		7,228
Futures Contracts	2,458,238	—	—		2,458,238
Liabilities
Forward Foreign Currency Exchange Contracts	—	(14,135)	—		(14,135)
Futures Contracts	(4,913,280)	—	—		(4,913,280)
Total	1,847,337,419	232,513,353	0	(a)	2,079,850,772

(a) Rounds to zero

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

January 31, 2016

Fair Value Measurements (continued)

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	338,213,798	338,213,798	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the position of the security within the respective company's capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS

Columbia Capital Allocation Aggressive Portfolio

January 31, 2016

(Percentages represent value of investments compared to net assets)

Equity Funds 71.1%

	Shares	Value ($)
INTERNATIONAL 19.0%
Columbia Emerging Markets Fund, Class I Shares(a)(b)	3,465,613	29,561,681
Columbia European Equity Fund, Class I Shares(a)	4,582,981	27,956,188
Columbia Overseas Value Fund, Class I Shares(a)	4,647,726	35,833,965
Columbia Pacific/Asia Fund, Class I Shares(a)	3,061,777	26,882,402
Total		120,234,236
U.S. LARGE CAP 48.6%
Columbia Contrarian Core Fund, Class I Shares(a)	2,604,980	52,151,693
Columbia Disciplined Core Fund, Class I Shares(a)	4,206,752	37,986,973
Columbia Disciplined Growth Fund, Class I Shares(a)	5,372,336	41,796,774
Columbia Disciplined Value Fund, Class I Shares(a)	7,534,590	61,708,289
Columbia Large Cap Growth Fund, Class I Shares(a)(b)	607,855	19,104,900
Columbia Select Large Cap Equity Fund, Class I Shares(a)	4,096,043	44,237,262
Columbia Select Large Cap Growth Fund, Class I Shares(a)(b)	1,889,926	27,781,906
Columbia Select Large-Cap Value Fund, Class I Shares(a)	1,176,170	23,194,074
Total		307,961,871
U.S. SMALL CAP 3.5%
Columbia Multi-Advisor Small Cap Value Fund, Class I Shares(a)	1,076,972	5,934,117
Columbia Select Smaller-Cap Value Fund, Class I Shares(a)(b)	252,247	4,416,840
Columbia Small Cap Core Fund, Class I Shares(a)	860,055	9,477,811
Columbia Small Cap Growth Fund I, Class I Shares(a)(b)	168,715	2,599,891
Total		22,428,659
Total Equity Funds (Cost: $456,057,663)		450,624,766

Fixed-Income Funds 14.8%

	Shares	Value ($)
EMERGING MARKETS 0.5%
Columbia Emerging Markets Bond Fund, Class I Shares(a)	321,005	3,238,938
HIGH YIELD 7.0%
Columbia High Yield Bond Fund, Class I Shares(a)	8,467,828	23,032,492
Columbia Income Opportunities Fund, Class I Shares(a)	2,304,472	21,132,007
Total		44,164,499
INVESTMENT GRADE 7.3%
Columbia Corporate Income Fund, Class I Shares(a)	2,769,544	25,812,151
Columbia Mortgage Opportunities Fund, Class I Shares(a)	406,485	3,853,483
Columbia U.S. Government Mortgage Fund, Class I Shares(a)	3,042,073	16,579,297
Total		46,244,931
Total Fixed-Income Funds (Cost: $99,284,013)		93,648,368

Alternative Investment Funds 4.1%

Columbia Absolute Return Currency and Income Fund, Class I Shares(a)	189,149	2,040,917
Columbia Adaptive Alternatives Fund, Class I Shares(a)	455,212	4,269,887
Columbia Diversified Absolute Return Fund, Class I Shares(a)	1,021,514	9,775,890
Columbia Multi-Asset Income Fund, Class I Shares(a)	1,098,776	9,834,042
Total Alternative Investment Funds (Cost: $27,594,306)		25,920,736

Common Stocks 2.3%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 0.3%
Auto Components 0.1%
Cie Generale des Etablissements Michelin	719	65,597
Cooper Tire & Rubber Co.	2,150	78,389
Dana Holding Corp.	2,910	34,600
Magna International, Inc.	2,300	79,906
Total		258,492

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Aggressive Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Automobiles —%
Fuji Heavy Industries Ltd.	3,000	122,769
Peugeot SA(b)	7,120	105,872
Renault SA	199	16,886
Total		245,527
Diversified Consumer Services —%
Capella Education Co.	450	19,760
New Oriental Education & Technology Group, Inc., ADR	900	28,269
Total		48,029
Hotels, Restaurants & Leisure 0.1%
Cracker Barrel Old Country Store, Inc.	610	80,050
Denny's Corp.(b)	5,775	54,112
Flight Centre Travel Group Ltd.	4,001	111,813
Isle of Capri Casinos, Inc.(b)	1,550	19,623
Jack in the Box, Inc.	1,055	81,910
Marriott Vacations Worldwide Corp.	1,085	53,588
Papa John's International, Inc.	50	2,388
Ruth's Hospitality Group, Inc.	1,585	25,756
Total		429,240
Household Durables —%
Helen of Troy Ltd.(b)	755	67,474
Iida Group Holdings Co., Ltd.	3,700	65,960
Persimmon PLC	3,753	109,510
Zagg, Inc.(b)	950	8,759
Total		251,703
Internet & Catalog Retail —%
PetMed Express, Inc.	2,245	40,455
Leisure Products —%
Sturm Ruger & Co., Inc.	1,245	73,268
Media —%
Gray Television, Inc.(b)	1,725	22,684
Nexstar Broadcasting Group, Inc., Class A	1,330	60,129
Total		82,813
Multiline Retail —%
Marks & Spencer Group PLC	13,481	81,856
Specialty Retail 0.1%
American Eagle Outfitters, Inc.	2,050	30,012
Cato Corp. (The), Class A	1,645	66,343

Common Stocks (continued)

Issuer	Shares	Value ($)
Children's Place, Inc. (The)	1,105	71,935
Guess?, Inc.	1,400	25,956
Outerwall, Inc.	1,840	62,192
Total		256,438
Textiles, Apparel & Luxury Goods —%
Movado Group, Inc.	2,375	61,037
Oxford Industries, Inc.	1,160	81,038
Wolverine World Wide, Inc.	3,925	66,372
Total		208,447
Total Consumer Discretionary		1,976,268
CONSUMER STAPLES 0.1%
Beverages —%
Ambev SA	22,300	104,035
Food & Staples Retailing 0.1%
Alimentation Couche-Tard, Inc., Class B	1,900	82,706
Ingles Markets, Inc., Class A	290	11,124
Koninklijke Ahold NV	5,489	124,159
SUPERVALU, Inc.(b)	4,210	19,156
Wal-Mart de Mexico SAB de CV, Class V	43,504	109,205
Total		346,350
Food Products —%
Cal-Maine Foods, Inc.	1,490	75,200
Dean Foods Co.	4,025	80,419
JBS SA	7,900	21,331
Sanderson Farms, Inc.	975	79,190
WH Group Ltd.(b)	77,500	44,378
Total		300,518
Household Products —%
Reckitt Benckiser Group PLC	597	53,098
Svenska Cellulosa AB, Class B	2,086	61,824
Total		114,922
Personal Products —%
Usana Health Sciences, Inc.(b)	450	57,105
Tobacco —%
Japan Tobacco, Inc.	2,800	109,658
Universal Corp.	440	24,081
Total		133,739
Total Consumer Staples		1,056,669

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Aggressive Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
ENERGY 0.1%
Energy Equipment & Services —%
Oil States International, Inc.(b)	1,465	41,357
Oil, Gas & Consumable Fuels 0.1%
Alon USA Energy, Inc.	2,175	27,362
MOL Hungarian Oil and Gas NyRt	331	16,094
OMV AG	1,454	37,426
PDC Energy, Inc.(b)	1,515	86,158
Polski Koncern Naftowy Orlen SA	2,250	34,506
REX American Resources Corp.(b)	1,349	72,077
Royal Dutch Shell PLC, Class B	5,653	123,167
S-Oil Corp.	1,719	113,174
SK Innovation Co., Ltd.(b)	716	79,128
Western Refining, Inc.	860	28,294
Total		617,386
Total Energy		658,743
FINANCIALS 0.6%
Banks 0.2%
Abu Dhabi Commercial Bank PJSC	20,876	34,556
Banc of California, Inc.	3,725	56,248
Banco Latinoamericano de Comercio Exterior SA, Class E	2,110	49,205
Banco Santander Brasil SA	16,104	52,542
Bank of China Ltd., Class H	254,000	99,459
Bank of Communications Co., Ltd., Class H	28,000	17,119
Bank of Montreal	700	37,586
BBCN Bancorp, Inc.	2,375	36,100
Canadian Imperial Bank of Commerce	1,600	104,207
Central Pacific Financial Corp.	3,355	70,287
China Merchants Bank Co., Ltd., Class H	15,500	30,130
Credit Agricole SA	8,917	88,983
Customers Bancorp, Inc.(b)	2,305	57,856
Erste Group Bank AG(b)	1,223	35,328
First BanCorp(b)	7,800	20,280
First NBC Bank Holding Co.(b)	1,960	61,525
Hilltop Holdings, Inc.(b)	625	9,981
HSBC Holdings PLC	20,885	147,292
International Bancshares Corp.	2,295	53,221
Common Stocks (continued)

Issuer	Shares	Value ($)
KBC Groep NV	108	6,189
Mitsubishi UFJ Financial Group, Inc.	12,400	63,586
Nordea Bank AB	7,619	76,721
Opus Bank	290	9,567
Societe Generale SA	336	12,818
Sumitomo Mitsui Financial Group, Inc.	3,000	100,646
Woori Finance Holdings Co., Ltd.	6,327	46,766
Total		1,378,198
Capital Markets —%
3i Group PLC	1,337	8,477
Arlington Asset Investment Corp., Class A	4,680	51,948
Cowen Group, Inc., Class A(b)	8,300	23,738
KCG Holdings, Inc., Class A(b)	2,450	25,039
Total		109,202
Consumer Finance —%
Cash America International, Inc.	2,350	70,359
Nelnet, Inc., Class A	1,805	58,608
Total		128,967
Diversified Financial Services —%
EXOR SpA	2,339	76,249
Insurance 0.1%
Ageas	2,237	90,847
Allianz SE, Registered Shares	814	131,735
American Equity Investment Life Holding Co.	1,877	34,143
Employers Holdings, Inc.	895	22,294
HCI Group, Inc.	570	18,952
Heritage Insurance Holdings, Inc.	3,495	69,271
Maiden Holdings Ltd.	4,875	62,400
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen, Registered Shares	539	103,850
Power Corp. of Canada	4,600	97,556
Swiss Re AG	1,275	118,685
Universal Insurance Holdings, Inc.	3,411	63,922
Total		813,655
Real Estate Investment Trusts (REITs) 0.2%
AG Mortgage Investment Trust, Inc.	1,025	12,023
American Assets Trust, Inc.	700	26,173
Apollo Residential Mortgage, Inc.	1,900	20,615

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Aggressive Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Coresite Realty Corp.	1,240	79,534
Cousins Properties, Inc.	1,550	13,361
CubeSmart	3,100	96,999
CyrusOne, Inc.	920	33,902
CYS Investments, Inc.	10,150	69,933
DuPont Fabros Technology, Inc.	2,420	80,271
Hersha Hospitality Trust	975	17,131
Mack-Cali Realty Corp.	2,875	59,771
Ryman Hospitality Properties, Inc.	1,620	76,059
Sovran Self Storage, Inc.	810	91,271
STORE Capital Corp.	2,875	71,271
Summit Hotel Properties, Inc.	5,750	58,363
Sunstone Hotel Investors, Inc.	6,413	76,190
Total		882,867
Real Estate Management & Development —%
Wheelock & Co., Ltd.	5,000	19,142
Thrifts & Mortgage Finance 0.1%
BofI Holding, Inc.(b)	2,000	34,320
Flagstar Bancorp, Inc.(b)	2,150	40,098
HomeStreet, Inc.(b)	1,925	39,424
MGIC Investment Corp.(b)	10,585	70,073
Radian Group, Inc.	5,935	59,706
Walker & Dunlop, Inc.(b)	2,670	63,973
Washington Federal, Inc.	3,275	69,921
Total		377,515
Total Financials		3,785,795
HEALTH CARE 0.3%
Biotechnology 0.1%
ACADIA Pharmaceuticals, Inc.(b)	780	16,138
Acorda Therapeutics, Inc.(b)	885	32,586
Alder Biopharmaceuticals, Inc.(b)	875	21,158
AMAG Pharmaceuticals, Inc.(b)	1,010	23,139
Anacor Pharmaceuticals, Inc.(b)	580	43,575
ARIAD Pharmaceuticals, Inc.(b)	2,710	13,604
Arrowhead Research Corp.(b)	4,800	16,704
Curis, Inc.(b)	5,603	9,189
Dynavax Technologies Corp.(b)	1,700	40,953
Infinity Pharmaceuticals, Inc.(b)	3,535	21,952

Common Stocks (continued)

Issuer	Shares	Value ($)
Insmed, Inc.(b)	900	11,880
Insys Therapeutics, Inc.(b)	1,160	20,126
Keryx Biopharmaceuticals, Inc.(b)	6,355	22,433
Neurocrine Biosciences, Inc.(b)	750	31,913
Novavax, Inc.(b)	6,525	33,604
Portola Pharmaceuticals, Inc.(b)	235	7,762
Spark Therapeutics, Inc.(b)	1,085	30,564
TESARO, Inc.(b)	220	7,599
Ultragenyx Pharmaceutical, Inc.(b)	490	27,514
vTv Therapeutics, Inc., Class A(b)	1,777	12,883
Total		445,276
Health Care Equipment & Supplies —%
Analogic Corp.	845	62,589
LivaNova PLC(b)	1,390	77,812
Merit Medical Systems, Inc.(b)	4,175	69,097
Orthofix International NV(b)	1,700	67,099
Total		276,597
Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	2,400	44,715
Chemed Corp.	60	8,419
LHC Group, Inc.(b)	470	17,822
Magellan Health, Inc.(b)	1,220	69,540
Medipal Holdings Corp.	5,400	87,586
Molina Healthcare, Inc.(b)	1,360	74,678
Owens & Minor, Inc.	300	10,395
PharMerica Corp.(b)	915	27,166
Triple-S Management Corp., Class B(b)	2,470	55,056
WellCare Health Plans, Inc.(b)	380	28,873
Total		424,250
Life Sciences Tools & Services —%
Affymetrix, Inc.(b)	690	9,681
Cambrex Corp.(b)	1,605	55,597
INC Research Holdings, Inc. Class A(b)	1,490	62,774
PAREXEL International Corp.(b)	495	31,660
Total		159,712
Pharmaceuticals 0.1%
GlaxoSmithKline PLC	1,134	23,361
Novo Nordisk A/S, Class B	1,872	104,586
Pernix Therapeutics Holdings, Inc.(b)	4,200	9,156

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Aggressive Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Roche Holding AG, Genusschein Shares	649	168,107
Sanofi	1,292	107,443
Sucampo Pharmaceuticals, Inc., Class A(b)	4,100	51,865
Teva Pharmaceutical Industries Ltd.	1,571	96,533
Total		561,051
Total Health Care		1,866,886
INDUSTRIALS 0.3%
Aerospace & Defense —%
Cubic Corp.	580	23,177
Moog, Inc., Class A(b)	1,350	62,545
Total		85,722
Air Freight & Logistics —%
Air Transport Services Group, Inc.(b)	4,580	44,563
Royal Mail PLC	15,488	101,824
Total		146,387
Airlines —%
Hawaiian Holdings, Inc.(b)	1,120	39,435
Japan Airlines Co., Ltd.	2,600	97,587
Total		137,022
Building Products —%
Continental Building Product(b)	3,860	57,668
Commercial Services & Supplies —%
Deluxe Corp.	1,550	86,645
Interface, Inc.	950	16,046
Quad/Graphics, Inc.	5,000	50,400
West Corp.	950	17,204
Total		170,295
Construction & Engineering 0.1%
EMCOR Group, Inc.	1,770	80,889
Leighton Holdings Ltd.	5,416	93,411
VINCI SA	1,759	119,168
Total		293,468
Electrical Equipment 0.1%
EnerSys	1,280	61,991
General Cable Corp.	4,900	57,428
OSRAM Licht AG	1,029	45,941

Common Stocks (continued)

Issuer	Shares	Value ($)
Prysmian SpA	1,984	40,821
Vestas Wind Systems A/S	1,867	122,166
Total		328,347
Machinery 0.1%
Barnes Group, Inc.	400	13,004
Global Brass & Copper Holdings, Inc.	1,575	32,618
Kadant, Inc.	1,195	46,378
Mueller Industries, Inc.	2,385	60,698
PT United Tractors Tbk	88,000	112,470
Wabash National Corp.(b)	6,700	74,102
Total		339,270
Marine —%
Kuehne & Nagel International AG	168	22,235
Matson, Inc.	1,915	77,385
Total		99,620
Professional Services —%
Insperity, Inc.	90	4,044
RPX Corp.(b)	5,570	64,500
Total		68,544
Road & Rail —%
ArcBest Corp.	1,880	38,596
Trading Companies & Distributors —%
Applied Industrial Technologies, Inc.	880	33,827
MRC Global, Inc.(b)	3,125	31,407
Total		65,234
Total Industrials		1,830,173
INFORMATION TECHNOLOGY 0.3%
Communications Equipment —%
NETGEAR, Inc.(b)	1,855	69,321
Plantronics, Inc.	225	10,087
Polycom, Inc.(b)	4,200	42,798
Total		122,206
Electronic Equipment, Instruments & Components 0.1%
Benchmark Electronics, Inc.(b)	2,825	59,325
Checkpoint Systems, Inc.	2,943	19,071
Chimei Innolux Corp.	341,000	97,461
Coherent, Inc.(b)	175	13,522
Delta Electronics Thailand PCL(b)	3,700	8,268
Hon Hai Precision Industry Co., Ltd.	46,000	108,220

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Aggressive Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Insight Enterprises, Inc.(b)	1,090	25,757
MTS Systems Corp.	200	10,680
SYNNEX Corp.	900	75,555
Tech Data Corp.(b)	1,200	74,880
Total		492,739
Internet Software & Services 0.1%
DHI Group, Inc.(b)	4,985	46,410
EarthLink Holdings Corp.	9,350	55,352
j2 Global, Inc.	645	46,769
LogMeIn, Inc.(b)	1,325	69,218
NetEase, Inc., ADR	600	93,684
RetailMeNot, Inc.(b)	7,572	68,905
Web.com Group, Inc.(b)	3,450	64,964
Total		445,302
IT Services 0.1%
CGI Group, Inc., Class A(b)	2,000	85,716
Convergys Corp.	289	7,063
CSG Systems International, Inc.	980	34,241
EVERTEC, Inc.	3,990	54,823
NeuStar, Inc., Class A(b)	3,155	77,550
Sykes Enterprises, Inc.(b)	2,130	62,707
Syntel, Inc.(b)	220	10,415
Total		332,515
Semiconductors & Semiconductor Equipment —%
Amkor Technology, Inc.(b)	11,390	69,935
Cabot Microelectronics Corp.(b)	735	29,870
Cirrus Logic, Inc.(b)	360	12,499
Diodes, Inc.(b)	2,990	57,199
Entegris, Inc.(b)	800	9,328
Silicon Laboratories, Inc.(b)	380	17,328
Taiwan Semiconductor Manufacturing Co., Ltd.	13,000	55,977
Veeco Instruments, Inc.(b)	625	11,650
Xcerra Corp.(b)	6,060	33,209
Total		296,995
Software —%
Aspen Technology, Inc.(b)	2,305	74,774
AVG Technologies NV(b)	3,230	60,950
Check Point Software Technologies Ltd.(b)	100	7,881

Common Stocks (continued)

Issuer	Shares	Value ($)
Gigamon, Inc.(b)	1,600	41,840
Progress Software Corp.(b)	975	25,243
RealPage, Inc.(b)	1,800	34,722
VASCO Data Security International, Inc.(b)	1,750	27,125
Total		272,535
Technology Hardware, Storage & Peripherals —%
Asustek Computer, Inc.	2,000	16,214
Foxconn Technology Co., Ltd.	2,000	3,874
FUJIFILM Holdings Corp.	1,400	54,093
Total		74,181
Total Information Technology		2,036,473
MATERIALS 0.1%
Chemicals —%
Chemtura Corp.(b)	2,895	75,965
Innophos Holdings, Inc.	700	18,697
Innospec, Inc.	1,470	73,280
Mitsubishi Chemical Holdings Corp.	16,200	90,351
Total		258,293
Construction Materials —%
US Concrete, Inc.(b)	700	31,836
Metals & Mining 0.1%
Commercial Metals Co.	2,283	31,779
Eregli Demir ve Celik Fabrikalari TAS	58,779	61,702
Materion Corp.	2,020	49,470
Rio Tinto PLC	4,086	100,196
Severstal PAO	5,505	45,383
Total		288,530
Paper & Forest Products —%
Stora Enso OYJ, Class R	758	6,177
UPM-Kymmene OYJ	5,982	97,488
Total		103,665
Total Materials		682,324
TELECOMMUNICATION SERVICES 0.1%
Diversified Telecommunication Services 0.1%
China Telecom Corp., Ltd., Class H	104,000	48,916
General Communication, Inc., Class A(b)	3,115	56,444
Nippon Telegraph & Telephone Corp.	3,000	127,718
Telstra Corp., Ltd.	2,035	8,199

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Aggressive Portfolio

January 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Turk Telekomunikasyon AS	11,867	21,738
Total		263,015
Wireless Telecommunication Services —%
China Mobile Ltd.	10,500	115,334
Shenandoah Telecommunications Co.	1,800	41,364
Total		156,698
Total Telecommunication Services		419,713
UTILITIES 0.1%
Electric Utilities 0.1%
Chubu Electric Power Co., Inc.	600	7,706
Endesa SA	2,652	51,341
IDACORP, Inc.	990	68,894
Korea Electric Power Corp.(b)	2,458	107,902
Tokyo Electric Power Co., Inc.(b)	2,000	10,050
Transmissora Alianca de Energia Eletrica SA	6,600	28,695
Total		274,588
Gas Utilities —%
Chesapeake Utilities Corp.	985	62,025
New Jersey Resources Corp.	1,885	66,390
Southwest Gas Corp.	1,360	80,009
WGL Holdings, Inc.	265	17,699
Total		226,123

Common Stocks (continued)

Issuer	Shares	Value ($)
Multi-Utilities —%
RWE AG	476	6,668
Water Utilities —%
SJW Corp.	1,370	44,662
Total Utilities		552,041
Total Common Stocks (Cost: $16,350,612)		14,865,085

Money Market Funds 7.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.360%(a)(c)	46,742,052	46,742,052
Total Money Market Funds (Cost: $46,742,052)		46,742,052
Total Investments (Cost: $646,028,646)		631,801,007
Other Assets & Liabilities, Net		1,713,138
Net Assets		633,514,145

At January 31, 2016, cash totaling $1,249,800 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at January 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
JPMorgan	3/3/2016	405,000	BRL	98,325	USD	—	(2,058)
JPMorgan	3/3/2016	139,000	CAD	98,658	USD	—	(564)
JPMorgan	3/3/2016	472,000	CNY	70,672	USD	—	(789)
JPMorgan	3/3/2016	914,000	DKK	133,284	USD	506	—
JPMorgan	3/3/2016	468,806,000	IDR	33,040	USD	—	(1,067)
JPMorgan	3/3/2016	286,000	ILS	72,910	USD	650	—
JPMorgan	3/3/2016	166,478,000	KRW	138,512	USD	870	—
JPMorgan	3/3/2016	693,000	MXN	39,057	USD	925	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Aggressive Portfolio

January 31, 2016

Forward Foreign Currency Exchange Contracts Open at January 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
JPMorgan	3/3/2016	58,000	PLN	14,457	USD	249	—
JPMorgan	3/3/2016	81,000	TRY	26,452	USD	—	(730)
JPMorgan	3/3/2016	3,827,000	TWD	113,812	USD	—	(427)
JPMorgan	3/3/2016	111,024	USD	159,000	AUD	1,353	—
JPMorgan	3/3/2016	133,244	USD	133,000	CHF	—	(3,261)
JPMorgan	3/3/2016	56,662	USD	52,000	EUR	—	(292)
JPMorgan	3/3/2016	170,652	USD	117,000	GBP	—	(3,933)
JPMorgan	3/3/2016	118,628	USD	7,987,000	INR	—	(1,525)
JPMorgan	3/3/2016	110,484	USD	13,008,000	JPY	—	(2,983)
JPMorgan	3/3/2016	25,648	USD	113,000	MYR	1,641	—
JPMorgan	3/3/2016	19,831	USD	177,000	NOK	551	—
JPMorgan	3/3/2016	18,858	USD	911,000	PHP	149	—
JPMorgan	3/3/2016	59,158	USD	85,000	SGD	475	—
JPMorgan	3/3/2016	18,862	USD	675,000	THB	13	—
JPMorgan	3/3/2016	90,699	USD	1,474,000	ZAR	1,582	—
Total						8,964	(17,629)

Futures Contracts Outstanding at January 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P MID 400 EMINI	48	USD	6,311,040	03/2016	—	(321,958)
S&P500 EMINI FUT	146	USD	14,089,730	03/2016	—	(497,854)
US 10YR NOTE (CBT)	116	USD	15,031,063	03/2016	401,260	—
US LONG BOND(CBT)	25	USD	4,025,781	03/2016	197,611	—
Total			39,457,614		598,871	(819,812)

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares	1,902,588	330,640	(390,055)	48,438	1,891,611	174,780	94,220	2,040,917
Columbia Absolute Return Emerging Markets Macro Fund, Class I Shares	6,937,261	47,408	(6,605,319)	(379,350)	—	—	—	—
Columbia Adaptive Alternatives Fund, Class I Shares	—	4,536,456	—	—	4,536,456	—	36,456	4,269,887

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Aggressive Portfolio

January 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Commodity Strategy Fund, Class I Shares	2,268,615	344,799	(1,835,397)	(778,017)	—	—	—	—
Columbia Contrarian Core Fund, Class I Shares	56,012,736	3,226,717	(21,484,295)	10,591,552	48,346,710	1,565,312	1,587,469	52,151,693
Columbia Corporate Income Fund, Class I Shares	26,567,008	2,332,216	(866,113)	(29,289)	28,003,822	—	925,253	25,812,151
Columbia Disciplined Core Fund, Class I Shares	23,643,554	899,169	(966,018)	523,237	24,099,942	—	672,307	37,986,973
Columbia Disciplined Growth Fund, Class I Shares	39,024,463	10,351,274	(2,668,825)	1,009,867	47,716,779	5,040,134	479,129	41,796,774
Columbia Disciplined Value Fund, Class I Shares	63,468,892	6,234,323	(271,246)	(1,053)	69,430,916	3,152,523	1,218,655	61,708,289
Columbia Diversified Absolute Return Fund, Class I Shares	—	10,711,908	(492,388)	(10,236)	10,209,284	62,660	38,813	9,775,890
Columbia Emerging Markets Bond Fund, Class I Shares	3,378,691	266,358	(73,409)	(6,498)	3,565,142	—	112,320	3,238,938
Columbia Emerging Markets Fund, Class I Shares	29,053,969	5,470,193	(805,547)	122,387	33,841,002	—	—	29,561,681
Columbia European Equity Fund, Class I Shares	32,209,543	2,384,011	(8,350,730)	1,744,622	27,987,446	880,004	450,826	27,956,188
Columbia High Yield Bond Fund, Class I Shares	10,182,994	15,145,533	(610,709)	(42,727)	24,675,091	—	872,603	23,032,492
Columbia Income Opportunities Fund, Class I Shares	20,922,072	1,881,887	(672,854)	51,802	22,182,907	158,309	1,084,810	21,132,007
Columbia Large Cap Growth Fund, Class I Shares	12,038,342	2,047,042	(1,936,972)	1,090,859	13,239,271	1,952,899	—	19,104,900
Columbia Mortgage Opportunities Fund, Class I Shares	3,990,218	317,629	(241,846)	(3,354)	4,062,647	42,363	160,112	3,853,483
Columbia Multi-Advisor Small Cap Value Fund, Class I Shares	4,661,455	998,925	(98,441)	58,393	5,620,332	566,646	40,168	5,934,117
Columbia Multi-Asset Income Fund, Class I Shares	—	10,956,955	—	—	10,956,955	—	489,955	9,834,042
Columbia Overseas Value Fund, Class I Shares	44,821,676	1,558,726	(5,310,953)	(71,424)	40,998,025	—	937,480	35,833,965
Columbia Pacific/Asia Fund, Class I Shares	24,754,397	1,219,321	(1,573,252)	401,629	24,802,095	76,482	266,802	26,882,402
Columbia Select Large Cap Equity Fund, Class I Shares	31,121,651	22,168,328	(1,339,883)	(167,752)	51,782,344	3,090,609	743,149	44,237,262
Columbia Select Large Cap Growth Fund, Class I Shares	23,740,336	4,746,623	(2,324,291)	798,971	26,961,639	4,169,023	—	27,781,906

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Aggressive Portfolio

January 31, 2016

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Select Large-Cap Value Fund, Class I Shares	17,142,772	2,107,334	(104,919)	45,237	19,190,424	687,556	442,812	23,194,074
Columbia Select Smaller-Cap Value Fund, Class I Shares	4,106,564	720,437	(311,548)	70,989	4,586,442	474,920	—	4,416,840
Columbia Short-Term Cash Fund	90,301,754	65,050,698	(108,610,400)	—	46,742,052	—	94,435	46,742,052
Columbia Small Cap Core Fund, Class I Shares	9,688,963	3,805,539	(179,192)	19,607	13,334,917	3,248,353	17,986	9,477,811
Columbia Small Cap Growth Fund I, Class I Shares	3,280,485	1,184,535	(341,287)	(4,354)	4,119,379	1,071,462	—	2,599,891
Columbia U.S. Government Mortgage Fund, Class I Shares	16,692,905	1,122,037	(1,015,785)	(4,753)	16,794,404	49,671	504,081	16,579,297
Total	601,913,904	182,167,021	(169,481,674)	15,078,783	629,678,034	26,463,706	11,269,841	616,935,922

(b)  Non-income producing investment.

(c)  The rate shown is the seven-day current annualized yield at January 31, 2016.

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  China, Yuan Renminbi

DKK  Danish Krone

EUR  Euro

GBP  British Pound

IDR  Indonesian Rupiah

ILS    Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysia Ringgits

NOK  Norwegian Krone

PHP  Philippine Peso

PLN  Polish Zloty

SGD  Singapore Dollar

THB  Thailand Baht

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Aggressive Portfolio

January 31, 2016

Currency Legend (continued)

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  US Dollar

ZAR  South African Rand

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 of the Notes to Financial Statements in the most recent shareholder report.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Aggressive Portfolio

January 31, 2016

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at January 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Equity Funds	450,624,766	—	—	450,624,766
Fixed-Income Funds	93,648,368	—	—	93,648,368
Alternative Investment Funds	25,920,736	—	—	25,920,736
Common Stocks
Consumer Discretionary	1,296,005	680,263	—	1,976,268
Consumer Staples	663,552	393,117	—	1,056,669
Energy	255,248	403,495	—	658,743
Financials	2,477,217	1,308,578	—	3,785,795
Health Care	1,234,555	632,331	—	1,866,886
Industrials	1,074,550	755,623	—	1,830,173
Information Technology	1,692,366	344,107	—	2,036,473
Materials	281,027	401,297	—	682,324
Telecommunication Services	97,808	321,905	—	419,713
Utilities	368,374	183,667	—	552,041
Total Common Stocks	9,440,702	5,424,383	—	14,865,085
Money Market Funds	—	46,742,052	—	46,742,052
Total Investments	579,634,572	52,166,435	—	631,801,007
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	8,964	—	8,964
Futures Contracts	598,871	—	—	598,871
Liabilities
Forward Foreign Currency Exchange Contracts	—	(17,629)	—	(17,629)
Futures Contracts	(819,812)	—	—	(819,812)
Total	579,413,631	52,157,770	—	631,571,401

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Capital Allocation Aggressive Portfolio

January 31, 2016

Fair Value Measurements (continued)

service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	90,301,754	90,301,754	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2016

	Columbia Capital Allocation Conservative Portfolio	Columbia Capital Allocation Moderate Conservative Portfolio	Columbia Capital Allocation Moderate Portfolio
Assets
Investments, at value
Unaffiliated issuers (identified cost $7,374,840, $11,771,114, $27,872,052)	$7,022,138	$11,037,399	$24,914,047
Affiliated issuers (identified cost $275,387,008, $636,574,968, $1,524,306,393)	260,253,081	607,342,923	1,478,349,878
Total investments (identified cost $282,761,848, $648,346,082, $1,552,178,445)	267,275,219	618,380,322	1,503,263,925
Cash	1,930	3,207	15,807
Margin deposits	486,979	1,225,951	2,385,877
Unrealized appreciation on forward foreign currency exchange contracts	1,805	2,755	11,593
Receivable for:
Investments sold	58,596	52,069	644,702
Capital shares sold	248,652	454,819	1,089,477
Dividends	441,317	888,405	1,779,967
Foreign tax reclaims	553	796	551
Variation margin	110,430	394,851	1,098,572
Prepaid expenses	2,020	2,713	4,516
Total assets	268,627,501	621,405,888	1,510,294,987
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	6,906	10,645	20,989
Payable for:
Investments purchased	434,688	877,727	1,752,571
Capital shares purchased	267,029	614,250	1,797,105
Variation margin	5,827	8,912	—
Investment management fees	309	521	1,391
Distribution and/or service fees	2,755	5,943	14,232
Transfer agent fees	19,757	45,266	90,370
Administration fees	145	336	814
Plan administration fees	1	—	2
Compensation of board members	76,132	27,506	33,616
Other expenses	43,676	60,816	115,611
Total liabilities	857,225	1,651,922	3,826,701
Net assets applicable to outstanding capital stock	$267,770,276	$619,753,966	$1,506,468,286

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

STATEMENT OF ASSETS AND LIABILITIES (continued)

January 31, 2016

	Columbia Capital Allocation Conservative Portfolio	Columbia Capital Allocation Moderate Conservative Portfolio	Columbia Capital Allocation Moderate Portfolio
Represented by
Paid-in capital	$281,233,467	$639,402,256	$1,524,283,819
Undistributed net investment income	482,258	860,363	2,207,343
Accumulated net realized gain	1,270,812	8,972,093	27,671,762
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(352,702)	(733,715)	(2,958,005)
Investments — affiliated issuers	(15,133,927)	(29,232,045)	(45,956,515)
Foreign currency translations	(1,087)	(4,593)	(5,178)
Forward foreign currency exchange contracts	(5,101)	(7,890)	(9,396)
Futures contracts	298,155	530,531	1,234,456
Swap contracts	(21,599)	(33,034)	—
Total — representing net assets applicable to outstanding capital stock	$267,770,276	$619,753,966	$1,506,468,286
Class A
Net assets	$216,422,768	$495,849,417	$1,295,481,967
Shares outstanding	22,895,078	48,906,317	125,234,541
Net asset value per share	$9.45	$10.14	$10.34
Maximum offering price per share(a)	$9.92	$10.76	$10.97
Class B
Net assets	$3,364,093	$7,911,631	$23,990,857
Shares outstanding	357,039	784,787	2,331,483
Net asset value per share	$9.42	$10.08	$10.29
Class C
Net assets	$43,719,328	$85,096,856	$178,547,718
Shares outstanding	4,650,668	8,506,114	17,392,615
Net asset value per share	$9.40	$10.00	$10.27
Class K
Net assets	$94,079	$2,764	$290,895
Shares outstanding	10,054	277	28,153
Net asset value per share	$9.36	$9.99 (b)	$10.33
Class R
Net assets	$490,358	$5,007,452	$1,341,656
Shares outstanding	51,897	493,037	130,040
Net asset value per share	$9.45	$10.16	$10.32
Class R4
Net assets	$145,179	$1,082,080	$201,786
Shares outstanding	15,456	107,607	19,715
Net asset value per share	$9.39	$10.06	$10.24

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

STATEMENT OF ASSETS AND LIABILITIES (continued)

January 31, 2016

	Columbia Capital Allocation Conservative Portfolio	Columbia Capital Allocation Moderate Conservative Portfolio		Columbia Capital Allocation Moderate Portfolio
Class R5
Net assets	$321,723	$685,650		$3,802,609
Shares outstanding	34,247	68,239		371,678
Net asset value per share	$9.39	$10.05		$10.23
Class Y
Net assets	$166,343	$9,703		$368,272
Shares outstanding	17,718	977		35,985
Net asset value per share	$9.39	$9.94	(b)	$10.23
Class Z
Net assets	$3,046,405	$24,108,413		$2,442,526
Shares outstanding	322,364	2,407,962		236,406
Net asset value per share	$9.45	$10.01		$10.33

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75% for Columbia Capital Allocation Conservative Portfolio and dividing the net asset value by 1.0 minus the maximum sales charge of 5.75% for Columbia Capital Allocation Moderate Conservative Portfolio and Columbia Capital Allocation Moderate Portfolio.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

STATEMENT OF ASSETS AND LIABILITIES (continued)

January 31, 2016

	Columbia Capital Allocation Moderate Aggressive Portfolio	Columbia Capital Allocation Aggressive Portfolio
Assets
Investments, at value
Unaffiliated issuers (identified cost $27,938,736, $16,350,612)	$24,504,704	$14,865,085
Affiliated issuers (identified cost $2,105,419,497, $629,678,034)	2,057,808,017	616,935,922
Total investments (identified cost $2,133,358,233, $646,028,646)	2,082,312,721	631,801,007
Cash	16,600	7,837
Foreign currency (identified cost $1,698, $—)	1,697	—
Margin deposits	5,921,700	1,249,800
Unrealized appreciation on forward foreign currency exchange contracts	7,228	8,964
Receivable for:
Investments sold	614,341	124,496
Capital shares sold	1,143,540	500,354
Dividends	1,847,227	343,936
Foreign tax reclaims	490	452
Variation margin	3,226,523	672,436
Prepaid expenses	5,772	2,753
Trustees' deferred compensation plan	101,905	—
Total assets	2,095,199,744	634,712,035
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	14,135	17,629
Payable for:
Investments purchased	1,778,192	323,813
Capital shares purchased	1,465,934	712,209
Investment management fees	3,880	940
Distribution and/or service fees	18,077	5,811
Transfer agent fees	174,276	40,446
Administration fees	1,125	340
Plan administration fees	1	—
Compensation of board members	143,459	22,350
Other expenses	152,301	74,352
Trustees' deferred compensation plan	101,905	—
Total liabilities	3,853,285	1,197,890
Net assets applicable to outstanding capital stock	$2,091,346,459	$633,514,145

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

STATEMENT OF ASSETS AND LIABILITIES (continued)

January 31, 2016

	Columbia Capital Allocation Moderate Aggressive Portfolio	Columbia Capital Allocation Aggressive Portfolio
Represented by
Paid-in capital	$2,101,235,191	$634,757,441
Undistributed (excess of distributions over) net investment income	(235,873)	(11,821)
Accumulated net realized gain	43,854,609	13,225,777
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,434,032)	(1,485,527)
Investments — affiliated issuers	(47,611,480)	(12,742,112)
Foreign currency translations	(7)	(7)
Forward foreign currency exchange contracts	(6,907)	(8,665)
Futures contracts	(2,455,042)	(220,941)
Total — representing net assets applicable to outstanding capital stock	$2,091,346,459	$633,514,145
Class A
Net assets	$1,646,275,620	$549,678,307
Shares outstanding	147,606,249	49,603,191
Net asset value per share	$11.15	$11.08
Maximum offering price per share(a)	$11.83	$11.76
Class B
Net assets	$31,227,824	$11,969,846
Shares outstanding	2,833,955	1,081,493
Net asset value per share	$11.02	$11.07
Class C
Net assets	$206,181,056	$66,937,876
Shares outstanding	18,399,796	6,157,202
Net asset value per share	$11.21	$10.87
Class K
Net assets	$90,112	$56,523
Shares outstanding	8,104	5,089
Net asset value per share	$11.12	$11.11
Class R
Net assets	$3,555,554	$1,028,935
Shares outstanding	319,215	93,442
Net asset value per share	$11.14	$11.01
Class R4
Net assets	$1,119,063	$778,974
Shares outstanding	99,609	71,536
Net asset value per share	$11.23	$10.89

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

STATEMENT OF ASSETS AND LIABILITIES (continued)

January 31, 2016

	Columbia Capital Allocation Moderate Aggressive Portfolio	Columbia Capital Allocation Aggressive Portfolio
Class R5
Net assets	$3,536,865	$1,041,175
Shares outstanding	314,971	95,674
Net asset value per share	$11.23	$10.88
Class T
Net assets	$85,134,751	$—
Shares outstanding	7,633,083	—
Net asset value per share	$11.15	$—
Maximum offering price per share(a)	$11.83	$—
Class Y
Net assets	$379,388	$213,532
Shares outstanding	34,458	19,637
Net asset value per share	$11.01	$10.87
Class Z
Net assets	$113,846,226	$1,808,977
Shares outstanding	10,224,289	163,932
Net asset value per share	$11.13	$11.03

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

STATEMENT OF OPERATIONS

Year Ended January 31, 2016

	Columbia Capital Allocation Conservative Portfolio	Columbia Capital Allocation Moderate Conservative Portfolio	Columbia Capital Allocation Moderate Portfolio
Net investment income
Income:
Dividends — unaffiliated issuers	$53,728	$78,506	$264,836
Dividends — affiliated issuers	6,770,593	15,415,482	34,521,328
Interest	16	782	860
Foreign taxes withheld	(2,040)	(3,180)	(3,183)
Total income	6,822,297	15,491,590	34,783,841
Expenses:
Investment management fees	154,823	347,094	793,979
Distribution and/or service fees
Class A	583,760	1,322,522	3,505,364
Class B	55,694	123,800	360,960
Class C	470,775	895,492	1,838,731
Class R	1,962	17,352	7,659
Transfer agent fees
Class A	274,232	617,074	1,523,779
Class B	6,611	14,553	39,595
Class C	55,272	104,400	199,574
Class K	48	2	150
Class R	454	3,994	1,665
Class R4	188	1,206	117
Class R5	62	153	406
Class Z	3,727	30,212	2,775
Administration fees	58,025	132,333	325,491
Plan administration fees
Class K	240	8	749
Compensation of board members	12,853	17,376	29,262
Custodian fees	32,893	34,028	32,048
Printing and postage fees	40,890	76,477	215,579
Registration fees	111,350	111,841	142,922
Audit fees	16,963	16,464	16,460
Legal fees	7,850	10,485	17,372
Other	17,929	19,683	34,832
Total expenses	1,906,601	3,896,549	9,089,469
Expense reductions	(20)	(140)	(80)
Total net expenses	1,906,581	3,896,409	9,089,389
Net investment income	4,915,716	11,595,181	25,694,452
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(120,861)	(217,939)	(1,283,010)
Investments — affiliated issuers	1,528,534	7,658,039	39,972,916
Capital gain distributions from underlying affiliated funds	3,099,468	12,868,277	46,141,517
Foreign currency translations	(22,166)	(60,425)	(107,744)
Forward foreign currency exchange contracts	(9,680)	(13,923)	(1,757)
Futures contracts	579,920	1,986,963	5,260,170
Swap contracts	14,994	21,545	39,271
Net realized gain	5,070,209	22,242,537	90,021,363
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(352,702)	(733,715)	(2,958,005)
Investments — affiliated issuers	(18,108,604)	(50,840,055)	(155,873,376)
Foreign currency translations	2,740	34,289	37,995
Forward foreign currency exchange contracts	(5,101)	(7,890)	(9,396)
Futures contracts	300,010	(128,321)	(324,450)
Swap contracts	(21,599)	(33,034)	—
Net change in unrealized depreciation	(18,185,256)	(51,708,726)	(159,127,232)
Net realized and unrealized loss	(13,115,047)	(29,466,189)	(69,105,869)
Net decrease in net assets from operations	$(8,199,331)	$(17,871,008)	$(43,411,417)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

STATEMENT OF OPERATIONS (continued)

Year Ended January 31, 2016

	Columbia Capital Allocation Moderate Aggressive Portfolio	Columbia Capital Allocation Aggressive Portfolio
Net investment income
Income:
Dividends — unaffiliated issuers	$276,108	$142,944
Dividends — affiliated issuers	44,069,599	11,269,841
Interest	1,864	7
Foreign taxes withheld	(2,219)	(2,288)
Total income	44,345,352	11,410,504
Expenses:
Investment management fees	1,571,091	401,992
Distribution and/or service fees
Class A	4,488,482	1,468,437
Class B	464,085	172,808
Class C	2,168,021	680,297
Class R	20,864	4,478
Class T	237,020	—
Transfer agent fees
Class A	2,761,917	737,802
Class B	71,726	21,821
Class C	333,346	85,379
Class K	48	29
Class R	6,416	1,124
Class R4	1,796	982
Class R5	743	254
Class T	145,883	—
Class Z	194,028	2,074
Administration fees	457,297	135,323
Plan administration fees
Class K	241	147
Compensation of board members	37,436	17,537
Custodian fees	44,690	31,552
Printing and postage fees	297,651	111,709
Registration fees	139,387	126,374
Audit fees	20,064	18,260
Legal fees	22,083	10,604
Other	40,558	23,027
Total expenses	13,524,873	4,052,010
Expense reductions	(10,788)	(180)
Total net expenses	13,514,085	4,051,830
Net investment income	30,831,267	7,358,674
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,255,655)	(630,418)
Investments — affiliated issuers	44,789,149	15,078,783
Capital gain distributions from underlying affiliated funds	65,423,299	26,463,706
Foreign currency translations	43,829	(7,773)
Forward foreign currency exchange contracts	(1,136)	(1,089)
Futures contracts	8,263,683	2,908,659
Swap contracts	19,938	10,875
Net realized gain	117,283,107	43,822,743
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,261,152)	(1,485,527)
Investments — affiliated issuers	(212,591,305)	(74,733,347)
Foreign currency translations	2,112	621
Forward foreign currency exchange contracts	(6,907)	(8,665)
Futures contracts	(4,466,171)	(719,759)
Net change in unrealized depreciation	(220,323,423)	(76,946,677)
Net realized and unrealized loss	(103,040,316)	(33,123,934)
Net decrease in net assets from operations	$(72,209,049)	$(25,765,260)
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

STATEMENT OF CHANGES IN NET ASSETS

	Columbia Capital Allocation Conservative Portfolio		Columbia Capital Allocation Moderate Conservative Portfolio
	Year Ended January 31, 2016	Year Ended January 31, 2015	Year Ended January 31, 2016	Year Ended January 31, 2015
Operations
Net investment income	$4,915,716	$4,884,142	$11,595,181	$11,031,975
Net realized gain	5,070,209	9,970,600	22,242,537	32,208,591
Net change in unrealized appreciation (depreciation)	(18,185,256)	1,153,821	(51,708,726)	(1,904,201)
Net increase (decrease) in net assets resulting from operations	(8,199,331)	16,008,563	(17,871,008)	41,336,365
Distributions to shareholders
Net investment income
Class A	(4,448,036)	(4,678,256)	(10,811,068)	(11,069,734)
Class B	(57,097)	(102,358)	(138,567)	(252,795)
Class C	(547,575)	(534,918)	(1,186,601)	(1,145,791)
Class K	(1,945)	(1,900)	(66)	(110)
Class R	(7,103)	(3,179)	(74,076)	(38,385)
Class R4	(3,344)	(1,859)	(24,707)	(17,563)
Class R5	(4,091)	(54)	(10,527)	(3,855)
Class Y	(1,638)	(55)	(188)	(84)
Class Z	(66,888)	(68,020)	(602,055)	(598,245)
Net realized gains
Class A	(4,217,753)	(13,788,348)	(15,881,079)	(40,886,882)
Class B	(84,291)	(522,244)	(329,065)	(1,568,580)
Class C	(858,561)	(2,614,805)	(2,747,116)	(6,706,213)
Class K	(1,788)	(5,265)	(93)	(250)
Class R	(8,908)	(10,594)	(117,251)	(159,791)
Class R4	(3,054)	(3,616)	(31,447)	(54,567)
Class R5	(3,797)	(137)	(12,668)	(11,651)
Class Y	(1,675)	(137)	(258)	(226)
Class Z	(54,705)	(181,112)	(790,424)	(1,994,601)
Total distributions to shareholders	(10,372,249)	(22,516,857)	(32,757,256)	(64,509,323)
Increase (decrease) in net assets from capital stock activity	(18,116,381)	(15,261,332)	(12,096,589)	11,455,155
Total increase (decrease) in net assets	(36,687,961)	(21,769,626)	(62,724,853)	(11,717,803)
Net assets at beginning of year	304,458,237	326,227,863	682,478,819	694,196,622
Net assets at end of year	$267,770,276	$304,458,237	$619,753,966	$682,478,819
Undistributed net investment income	$482,258	$242,223	$860,363	$736,696

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Columbia Capital Allocation Moderate Portfolio		Columbia Capital Allocation Moderate Aggressive Portfolio
	Year Ended January 31, 2016	Year Ended January 31, 2015	Year Ended January 31, 2016	Year Ended January 31, 2015
Operations
Net investment income	$25,694,452	$23,547,452	$30,831,267	$27,083,878
Net realized gain	90,021,363	113,856,823	117,283,107	194,214,422
Net change in unrealized appreciation (depreciation)	(159,127,232)	(28,096,334)	(220,323,423)	(59,935,306)
Net increase (decrease) in net assets resulting from operations	(43,411,417)	109,307,941	(72,209,049)	161,362,994
Distributions to shareholders
Net investment income
Class A	(27,562,443)	(28,758,842)	(31,928,009)	(34,516,560)
Class B	(366,818)	(648,567)	(403,740)	(824,921)
Class C	(2,312,461)	(2,229,702)	(2,383,812)	(2,619,905)
Class K	(6,180)	(6,121)	(1,839)	(1,977)
Class R	(25,036)	(26,729)	(61,435)	(81,372)
Class R4	(3,442)	(470)	(24,085)	(14,448)
Class R5	(49,239)	(1,103)	(57,960)	(14,202)
Class T	—	—	(1,678,969)	(1,847,218)
Class Y	(5,079)	(63)	(5,799)	(58)
Class Z	(57,266)	(70,355)	(2,545,167)	(2,775,192)
Net realized gains
Class A	(77,452,249)	(126,283,047)	(100,812,247)	(169,563,640)
Class B	(1,745,165)	(4,982,956)	(2,379,517)	(6,697,170)
Class C	(10,404,243)	(15,421,095)	(12,245,374)	(19,458,283)
Class K	(16,894)	(24,386)	(5,407)	(8,980)
Class R	(84,727)	(132,155)	(230,256)	(454,217)
Class R4	(6,698)	(1,275)	(65,357)	(46,911)
Class R5	(110,284)	(2,921)	(130,866)	(58,047)
Class T	—	—	(5,315,962)	(9,299,777)
Class Y	(11,037)	(225)	(11,157)	(230)
Class Z	(139,513)	(278,188)	(7,066,677)	(11,996,520)
Total distributions to shareholders	(120,358,774)	(178,868,200)	(167,353,635)	(260,279,628)
Increase (decrease) in net assets from capital stock activity	(705,114)	75,905,360	9,089,709	88,664,254
Total increase (decrease) in net assets	(164,475,305)	6,345,101	(230,472,975)	(10,252,380)
Net assets at beginning of year	1,670,943,591	1,664,598,490	2,321,819,434	2,332,071,814
Net assets at end of year	$1,506,468,286	$1,670,943,591	$2,091,346,459	$2,321,819,434
Undistributed (excess of distributions over) net investment income	$2,207,343	$907,701	$(235,873)	$931,029

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Columbia Capital Allocation Aggressive Portfolio
	Year Ended January 31, 2016	Year Ended January 31, 2015
Operations
Net investment income	$7,358,674	$5,490,272
Net realized gain	43,822,743	68,322,682
Net change in unrealized appreciation (depreciation)	(76,946,677)	(27,002,909)
Net increase (decrease) in net assets resulting from operations	(25,765,260)	46,810,045
Distributions to shareholders
Net investment income
Class A	(9,360,758)	(12,809,041)
Class B	(120,732)	(359,699)
Class C	(640,020)	(902,180)
Class K	(994)	(1,956)
Class R	(15,063)	(17,686)
Class R4	(22,722)	(9,909)
Class R5	(21,607)	(9,276)
Class Y	(4,922)	(69)
Class Z	(34,270)	(33,396)
Net realized gains
Class A	(39,256,522)	(41,325,025)
Class B	(1,044,471)	(1,746,156)
Class C	(4,701,579)	(4,383,783)
Class K	(3,849)	(6,379)
Class R	(65,849)	(64,168)
Class R4	(54,834)	(26,545)
Class R5	(46,277)	(25,694)
Class Y	(7,475)	(189)
Class Z	(117,323)	(95,212)
Total distributions to shareholders	(55,519,267)	(61,816,363)
Increase (decrease) in net assets from capital stock activity	49,105,387	42,200,788
Total increase (decrease) in net assets	(32,179,140)	27,194,470
Net assets at beginning of year	665,693,285	638,498,815
Net assets at end of year	$633,514,145	$665,693,285
Excess of distributions over net investment income	$(11,821)	$(9,501)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Columbia Capital Allocation Conservative Portfolio				Columbia Capital Allocation Moderate Conservative Portfolio
	Year Ended January 31, 2016		Year Ended January 31, 2015		Year Ended January 31, 2016		Year Ended January 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	2,526,066	25,121,440	2,621,777	27,140,318	5,576,851	60,564,594	5,541,896	63,029,176
Distributions reinvested	843,495	8,241,451	1,725,455	17,624,946	2,300,914	24,473,485	4,244,327	47,459,752
Redemptions	(4,741,051)	(47,178,086)	(5,556,640)	(57,682,238)	(8,689,832)	(94,438,223)	(8,770,781)	(100,034,271)
Net increase (decrease)	(1,371,490)	(13,815,195)	(1,209,408)	(12,916,974)	(812,067)	(9,400,144)	1,015,442	10,454,657
Class B shares
Subscriptions	16,958	170,969	38,446	395,003	33,232	359,669	92,475	1,046,557
Distributions reinvested	13,764	134,536	58,706	598,857	39,619	420,807	146,052	1,627,147
Redemptions(a)	(443,974)	(4,416,213)	(535,351)	(5,532,938)	(852,725)	(9,261,357)	(1,077,387)	(12,199,564)
Net decrease	(413,252)	(4,110,708)	(438,199)	(4,539,078)	(779,874)	(8,480,881)	(838,860)	(9,525,860)
Class C shares
Subscriptions	917,744	9,088,962	928,139	9,555,122	1,530,067	16,400,103	1,621,177	18,239,558
Distributions reinvested	139,171	1,351,229	298,654	3,036,129	344,213	3,610,210	645,039	7,123,139
Redemptions	(1,172,463)	(11,568,458)	(1,073,515)	(11,082,639)	(1,692,662)	(18,082,443)	(1,575,771)	(17,728,564)
Net increase (decrease)	(115,548)	(1,128,267)	153,278	1,508,612	181,618	1,927,870	690,445	7,634,133
Class K shares
Subscriptions	62	605	52	537	—	—	17	189
Distributions reinvested	376	3,638	686	6,944	3	26	5	61
Redemptions	(19)	(182)	(755)	(7,849)	(19)	(199)	(4,746)	(54,329)
Net increase (decrease)	419	4,061	(17)	(368)	(16)	(173)	(4,724)	(54,079)
Class R shares
Subscriptions	31,147	315,995	4,621	47,946	360,874	3,845,506	65,432	740,588
Distributions reinvested	1,611	15,675	1,332	13,591	14,946	157,524	13,337	149,354
Redemptions	(1,238)	(12,407)	(2,938)	(30,795)	(85,630)	(910,701)	(72,943)	(834,372)
Net increase (decrease)	31,520	319,263	3,015	30,742	290,190	3,092,329	5,826	55,570
Class R4 shares
Subscriptions	6,500	64,994	16,804	172,489	43,013	459,448	90,075	1,023,566
Distributions reinvested	648	6,303	528	5,285	5,320	56,026	6,503	71,883
Redemptions	(7,196)	(71,028)	(2,065)	(20,819)	(29,409)	(315,011)	(8,116)	(89,475)
Net increase (decrease)	(48)	269	15,267	156,955	18,924	200,463	88,462	1,005,974
Class R5 shares
Subscriptions	34,554	338,277	5,813	58,066	54,090	572,346	13,248	150,449
Distributions reinvested	815	7,792	—	—	2,218	23,065	1,381	15,256
Redemptions	(7,172)	(69,298)	—	—	(7,985)	(82,485)	(1,240)	(13,979)
Net increase	28,197	276,771	5,813	58,066	48,323	512,926	13,389	151,726
Class Y shares
Subscriptions	17,151	165,939	—	—	962	10,320	166	1,851
Distributions reinvested	339	3,213	—	—	30	315	5	58
Redemptions	(9)	(88)	—	—	(366)	(3,908)	(41)	(452)
Net increase	17,481	169,064	—	—	626	6,727	130	1,457

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Columbia Capital Allocation Conservative Portfolio				Columbia Capital Allocation Moderate Conservative Portfolio
	Year Ended January 31, 2016		Year Ended January 31, 2015		Year Ended January 31, 2016		Year Ended January 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Z shares
Subscriptions	213,994	2,096,292	159,935	1,672,487	470,076	5,022,976	713,743	7,988,759
Distributions reinvested	9,674	94,396	19,198	196,142	58,675	616,172	96,806	1,068,999
Redemptions	(204,935)	(2,022,327)	(138,649)	(1,427,916)	(525,729)	(5,594,854)	(654,233)	(7,326,181)
Net increase	18,733	168,361	40,484	440,713	3,022	44,294	156,316	1,731,577
Total net increase (decrease)	(1,803,988)	(18,116,381)	(1,429,767)	(15,261,332)	(1,049,254)	(12,096,589)	1,126,426	11,455,155

(a)  Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Columbia Capital Allocation Moderate Portfolio				Columbia Capital Allocation Moderate Aggressive Portfolio
	Year Ended January 31, 2016		Year Ended January 31, 2015		Year Ended January 31, 2016		Year Ended January 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	10,333,555	117,917,557	12,947,125	156,209,088	11,604,996	143,928,857	12,890,460	168,780,106
Distributions reinvested	9,395,199	103,690,280	12,992,838	153,064,805	9,395,759	113,615,323	13,509,586	173,522,840
Redemptions	(19,550,249)	(222,999,413)	(19,719,911)	(237,538,126)	(19,147,608)	(237,749,912)	(19,449,855)	(255,169,724)
Net increase (decrease)	178,505	(1,391,576)	6,220,052	71,735,767	1,853,147	19,794,268	6,950,191	87,133,222
Class B shares
Subscriptions	56,625	645,503	167,118	2,007,411	70,638	862,866	209,854	2,707,214
Distributions reinvested	190,624	2,102,322	477,608	5,606,845	198,084	2,378,909	487,292	6,205,799
Redemptions(a)	(2,096,547)	(23,986,672)	(2,448,067)	(29,299,200)	(2,440,858)	(30,260,236)	(2,901,317)	(37,705,712)
Net decrease	(1,849,298)	(21,238,847)	(1,803,341)	(21,684,944)	(2,172,136)	(27,018,461)	(2,204,171)	(28,792,699)
Class C shares
Subscriptions	3,249,915	36,695,291	3,260,986	39,051,679	2,871,075	35,637,176	2,858,744	37,738,722
Distributions reinvested	1,153,671	12,625,304	1,498,025	17,515,321	1,006,697	12,223,008	1,398,343	18,053,716
Redemptions	(2,792,354)	(31,606,349)	(2,598,610)	(31,062,362)	(2,513,149)	(31,310,351)	(2,430,791)	(32,107,001)
Net increase	1,611,232	17,714,246	2,160,401	25,504,638	1,364,623	16,549,833	1,826,296	23,685,437
Class K shares
Subscriptions	1,780	20,150	1,899	22,946	45	581	456	5,992
Distributions reinvested	2,077	22,887	2,567	30,203	586	7,058	830	10,629
Redemptions	(1,142)	(12,932)	(8,930)	(110,339)	(440)	(5,714)	(1,432)	(19,118)
Net increase (decrease)	2,715	30,105	(4,464)	(57,190)	191	1,925	(146)	(2,497)
Class R shares
Subscriptions	39,494	452,709	45,969	554,037	117,899	1,460,199	106,419	1,398,886
Distributions reinvested	9,850	108,793	13,527	158,879	23,993	290,150	41,780	535,584
Redemptions	(59,708)	(670,748)	(14,901)	(178,125)	(165,990)	(2,026,526)	(139,518)	(1,793,685)
Net increase (decrease)	(10,364)	(109,246)	44,595	534,791	(24,098)	(276,177)	8,681	140,785
Class R4 shares
Subscriptions	16,349	182,991	2,412	28,623	22,127	277,972	79,609	1,064,857
Distributions reinvested	936	9,952	127	1,461	7,345	89,265	4,805	61,080
Redemptions	(91)	(1,000)	(230)	(2,725)	(13,921)	(169,625)	(909)	(11,835)
Net increase	17,194	191,943	2,309	27,359	15,551	197,612	83,505	1,114,102
Class R5 shares
Subscriptions	360,086	3,972,903	6,536	76,537	268,249	3,318,687	3,520	46,661
Distributions reinvested	15,097	159,332	326	3,737	15,836	188,647	5,571	71,967
Redemptions	(10,312)	(113,121)	(267)	(3,000)	(20,784)	(246,098)	(1,524)	(19,728)
Net increase	364,871	4,019,114	6,595	77,274	263,301	3,261,236	7,567	98,900
Class T shares
Subscriptions	—	—	—	—	55,836	693,652	51,867	676,876
Distributions reinvested	—	—	—	—	454,646	5,499,006	669,576	8,601,109
Redemptions	—	—	—	—	(698,845)	(8,669,705)	(726,050)	(9,535,902)
Net decrease	—	—	—	—	(188,363)	(2,477,047)	(4,607)	(257,917)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Columbia Capital Allocation Moderate Portfolio				Columbia Capital Allocation Moderate Aggressive Portfolio
	Year Ended January 31, 2016		Year Ended January 31, 2015		Year Ended January 31, 2016		Year Ended January 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	35,546	389,318	—	—	41,904	498,953	1	10
Distributions reinvested	1,511	15,923	—	—	1,461	16,773	—	—
Redemptions	(1,284)	(13,155)	—	—	(9,094)	(106,618)	(16)	(210)
Net increase (decrease)	35,773	392,086	—	—	34,271	409,108	(15)	(200)
Class Z shares
Subscriptions	142,637	1,615,688	121,993	1,471,293	1,257,040	15,423,589	1,315,174	17,147,355
Distributions reinvested	12,420	136,931	24,054	283,239	490,413	5,921,054	699,684	8,970,274
Redemptions	(178,853)	(2,065,558)	(165,444)	(1,986,867)	(1,840,996)	(22,697,231)	(1,568,691)	(20,572,508)
Net increase (decrease)	(23,796)	(312,939)	(19,397)	(232,335)	(93,543)	(1,352,588)	446,167	5,545,121
Total net increase (decrease)	326,832	(705,114)	6,606,750	75,905,360	1,052,944	9,089,709	7,113,468	88,664,254

(a)  Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Columbia Capital Allocation Aggressive Portfolio
	Year Ended January 31, 2016		Year Ended January 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	4,794,249	60,144,147	4,456,735	58,954,134
Distributions reinvested	3,959,049	48,186,327	4,161,553	53,807,701
Redemptions	(5,250,361)	(66,074,788)	(5,746,418)	(76,231,760)
Net increase	3,502,937	42,255,686	2,871,870	36,530,075
Class B shares
Subscriptions	33,216	406,259	46,579	616,874
Distributions reinvested	94,616	1,159,885	161,578	2,092,473
Redemptions(a)	(806,208)	(10,206,926)	(904,483)	(11,901,859)
Net decrease	(678,376)	(8,640,782)	(696,326)	(9,192,512)
Class C shares
Subscriptions	1,449,242	17,781,114	1,310,072	17,020,272
Distributions reinvested	441,119	5,279,382	410,360	5,215,821
Redemptions	(805,578)	(9,874,715)	(663,516)	(8,632,474)
Net increase	1,084,783	13,185,781	1,056,916	13,603,619
Class K shares
Subscriptions	570	7,178	521	6,953
Distributions reinvested	380	4,628	618	8,075
Redemptions	(1,313)	(16,991)	(7,540)	(101,407)
Net decrease	(363)	(5,185)	(6,401)	(86,379)
Class R shares
Subscriptions	37,493	458,163	19,059	251,376
Distributions reinvested	5,776	69,997	6,367	81,855
Redemptions	(23,015)	(279,771)	(2,734)	(35,753)
Net increase	20,254	248,389	22,692	297,478
Class R4 shares
Subscriptions	75,164	927,695	36,616	490,394
Distributions reinvested	6,592	77,345	2,877	36,200
Redemptions	(50,509)	(577,499)	(1,235)	(16,046)
Net increase	31,247	427,541	38,258	510,548
Class R5 shares
Subscriptions	73,667	901,567	10,369	135,788
Distributions reinvested	5,797	67,672	2,730	34,714
Redemptions	(14,685)	(177,904)	(12,685)	(167,643)
Net increase	64,779	791,335	414	2,859

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Columbia Capital Allocation Aggressive Portfolio
	Year Ended January 31, 2016		Year Ended January 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	20,732	247,809	—	—
Distributions reinvested	1,064	12,182	—	—
Redemptions	(2,355)	(25,801)	(16)	(200)
Net increase (decrease)	19,441	234,190	(16)	(200)
Class Z shares
Subscriptions	64,561	808,452	66,669	888,250
Distributions reinvested	11,894	143,726	9,435	121,213
Redemptions	(27,280)	(343,746)	(35,808)	(474,163)
Net increase	49,175	608,432	40,296	535,300
Total net increase	4,093,877	49,105,387	3,327,703	42,200,788

(a)  Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS

Columbia Capital Allocation Conservative Portfolio

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended January 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.10		$10.34		$10.63		$10.32		$10.44
Income from investment operations:
Net investment income	0.18		0.18		0.20		0.24		0.25
Net realized and unrealized gain (loss)	(0.46)		0.35		0.14		0.54		0.14
Total from investment operations	(0.28)		0.53		0.34		0.78		0.39
Less distributions to shareholders:
Net investment income	(0.19)		(0.19)		(0.27)		(0.35)		(0.25)
Net realized gains	(0.18)		(0.58)		(0.36)		(0.12)		(0.26)
Total distributions to shareholders	(0.37)		(0.77)		(0.63)		(0.47)		(0.51)
Net asset value, end of period	$9.45		$10.10		$10.34		$10.63		$10.32
Total return	(2.81%)		5.24%		3.28%		7.62%		3.90%
Ratios to average net assets(a)
Total gross expenses	0.52%		0.55%		0.50%		0.48%		0.49%
Total net expenses(b)	0.52	%(c)	0.55	%(c)	0.50	%(c)	0.48	%(c)	0.49	%(c)
Net investment income	1.83%		1.69%		1.91%		2.28%		2.35%
Supplemental data
Net assets, end of period (in thousands)	$216,423		$245,212		$263,334		$282,382		$251,178
Portfolio turnover	24%		12%		22%		19%		88%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Conservative Portfolio

	Year Ended January 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.07		$10.31		$10.60		$10.29		$10.40
Income from investment operations:
Net investment income	0.10		0.09		0.11		0.15		0.16
Net realized and unrealized gain (loss)	(0.45)		0.37		0.15		0.54		0.16
Total from investment operations	(0.35)		0.46		0.26		0.69		0.32
Less distributions to shareholders:
Net investment income	(0.12)		(0.12)		(0.19)		(0.26)		(0.17)
Net realized gains	(0.18)		(0.58)		(0.36)		(0.12)		(0.26)
Total distributions to shareholders	(0.30)		(0.70)		(0.55)		(0.38)		(0.43)
Net asset value, end of period	$9.42		$10.07		$10.31		$10.60		$10.29
Total return	(3.55%)		4.46%		2.51%		6.79%		3.19%
Ratios to average net assets(a)
Total gross expenses	1.27%		1.30%		1.25%		1.23%		1.24%
Total net expenses(b)	1.27	%(c)	1.30	%(c)	1.25	%(c)	1.23	%(c)	1.24	%(c)
Net investment income	0.98%		0.90%		1.07%		1.47%		1.56%
Supplemental data
Net assets, end of period (in thousands)	$3,364		$7,759		$12,454		$19,598		$24,717
Portfolio turnover	24%		12%		22%		19%		88%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Conservative Portfolio

	Year Ended January 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.05		$10.28		$10.58		$10.28		$10.39
Income from investment operations:
Net investment income	0.11		0.10		0.12		0.16		0.17
Net realized and unrealized gain (loss)	(0.46)		0.37		0.13		0.53		0.16
Total from investment operations	(0.35)		0.47		0.25		0.69		0.33
Less distributions to shareholders:
Net investment income	(0.12)		(0.12)		(0.19)		(0.27)		(0.18)
Net realized gains	(0.18)		(0.58)		(0.36)		(0.12)		(0.26)
Total distributions to shareholders	(0.30)		(0.70)		(0.55)		(0.39)		(0.44)
Net asset value, end of period	$9.40		$10.05		$10.28		$10.58		$10.28
Total return	(3.56%)		4.57%		2.43%		6.75%		3.28%
Ratios to average net assets(a)
Total gross expenses	1.27%		1.30%		1.26%		1.23%		1.24%
Total net expenses(b)	1.27	%(c)	1.30	%(c)	1.26	%(c)	1.23	%(c)	1.24	%(c)
Net investment income	1.08%		0.95%		1.18%		1.54%		1.62%
Supplemental data
Net assets, end of period (in thousands)	$43,719		$47,899		$47,435		$45,368		$36,637
Portfolio turnover	24%		12%		22%		19%		88%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Conservative Portfolio

	Year Ended January 31,
Class K	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$10.01	$10.24	$10.54	$10.25	$10.35
Income from investment operations:
Net investment income	0.19	0.18	0.23	0.24	0.25
Net realized and unrealized gain (loss)	(0.46)	0.37	0.12	0.53	0.16
Total from investment operations	(0.27)	0.55	0.35	0.77	0.41
Less distributions to shareholders:
Net investment income	(0.20)	(0.20)	(0.29)	(0.36)	(0.25)
Net realized gains	(0.18)	(0.58)	(0.36)	(0.12)	(0.26)
Total distributions to shareholders	(0.38)	(0.78)	(0.65)	(0.48)	(0.51)
Net asset value, end of period	$9.36	$10.01	$10.24	$10.54	$10.25
Total return	(2.76%)	5.48%	3.35%	7.62%	4.14%
Ratios to average net assets(a)
Total gross expenses	0.46%	0.47%	0.41%	0.39%	0.41%
Total net expenses(b)	0.46%	0.47%	0.41%	0.39%	0.39%
Net investment income	1.91%	1.79%	2.16%	2.27%	2.43%
Supplemental data
Net assets, end of period (in thousands)	$94	$96	$99	$12	$79
Portfolio turnover	24%	12%	22%	19%	88%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Conservative Portfolio

	Year Ended January 31,
Class R	2016		2015		2014		2013	2012
Per share data
Net asset value, beginning of period	$10.10		$10.33		$10.63		$10.32	$10.44
Income from investment operations:
Net investment income	0.17		0.15		0.20		0.25	0.22
Net realized and unrealized gain (loss)	(0.47)		0.37		0.11		0.50	0.15
Total from investment operations	(0.30)		0.52		0.31		0.75	0.37
Less distributions to shareholders:
Net investment income	(0.17)		(0.17)		(0.25)		(0.32)	(0.23)
Net realized gains	(0.18)		(0.58)		(0.36)		(0.12)	(0.26)
Total distributions to shareholders	(0.35)		(0.75)		(0.61)		(0.44)	(0.49)
Net asset value, end of period	$9.45		$10.10		$10.33		$10.63	$10.32
Total return	(3.05%)		5.07%		2.94%		7.39%	3.66%
Ratios to average net assets(a)
Total gross expenses	0.77%		0.80%		0.76%		0.72%	0.75%
Total net expenses(b)	0.77	%(c)	0.80	%(c)	0.76	%(c)	0.72%	0.75%
Net investment income	1.72%		1.46%		1.91%		2.36%	2.07%
Supplemental data
Net assets, end of period (in thousands)	$490		$206		$179		$114	$3
Portfolio turnover	24%		12%		22%		19%	88%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Conservative Portfolio

	Year Ended January 31,
Class R4	2016		2015		2014(a)
Per share data
Net asset value, beginning of period	$10.04		$10.29		$10.53
Income from investment operations:
Net investment income	0.20		0.25		0.18
Net realized and unrealized gain (loss)	(0.45)		0.30		0.09
Total from investment operations	(0.25)		0.55		0.27
Less distributions to shareholders:
Net investment income	(0.22)		(0.22)		(0.26)
Net realized gains	(0.18)		(0.58)		(0.25)
Total distributions to shareholders	(0.40)		(0.80)		(0.51)
Net asset value, end of period	$9.39		$10.04		$10.29
Total return	(2.57%)		5.41%		2.56%
Ratios to average net assets(b)
Total gross expenses	0.27%		0.31%		0.23	%(c)
Total net expenses(d)	0.27	%(e)	0.31	%(e)	0.23	%(c)(e)
Net investment income	2.06%		2.44%		2.67	%(c)
Supplemental data
Net assets, end of period (in thousands)	$145		$156		$2
Portfolio turnover	24%		12%		22%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Conservative Portfolio

	Year Ended January 31,
Class R5	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$10.05	$10.29	$10.53
Income from investment operations:
Net investment income	0.25	0.17	0.18
Net realized and unrealized gain (loss)	(0.50)	0.40	0.09
Total from investment operations	(0.25)	0.57	0.27
Less distributions to shareholders:
Net investment income	(0.23)	(0.23)	(0.26)
Net realized gains	(0.18)	(0.58)	(0.25)
Total distributions to shareholders	(0.41)	(0.81)	(0.51)
Net asset value, end of period	$9.39	$10.05	$10.29
Total return	(2.60%)	5.60%	2.64%
Ratios to average net assets(b)
Total gross expenses	0.21%	0.25%	0.12	%(c)
Total net expenses(d)	0.21%	0.25%	0.12	%(c)
Net investment income	2.66%	1.80%	2.78	%(c)
Supplemental data
Net assets, end of period (in thousands)	$322	$61	$2
Portfolio turnover	24%	12%	22%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Conservative Portfolio

	Year Ended January 31,
Class Y	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$10.04	$10.29	$10.53
Income from investment operations:
Net investment income	0.20	0.20	0.19
Net realized and unrealized gain (loss)	(0.43)	0.36	0.09
Total from investment operations	(0.23)	0.56	0.28
Less distributions to shareholders:
Net investment income	(0.24)	(0.23)	(0.27)
Net realized gains	(0.18)	(0.58)	(0.25)
Total distributions to shareholders	(0.42)	(0.81)	(0.52)
Net asset value, end of period	$9.39	$10.04	$10.29
Total return	(2.37%)	5.55%	2.68%
Ratios to average net assets(b)
Total gross expenses	0.15%	0.17%	0.07	%(c)
Total net expenses(d)	0.15%	0.17%	0.07	%(c)
Net investment income	2.13%	2.08%	2.83	%(c)
Supplemental data
Net assets, end of period (in thousands)	$166	$2	$2
Portfolio turnover	24%	12%	22%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Conservative Portfolio

	Year Ended January 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.10		$10.33		$10.63		$10.32		$10.44
Income from investment operations:
Net investment income	0.21		0.20		0.24		0.30		0.28
Net realized and unrealized gain (loss)	(0.46)		0.37		0.12		0.51		0.14
Total from investment operations	(0.25)		0.57		0.36		0.81		0.42
Less distributions to shareholders:
Net investment income	(0.22)		(0.22)		(0.30)		(0.38)		(0.28)
Net realized gains	(0.18)		(0.58)		(0.36)		(0.12)		(0.26)
Total distributions to shareholders	(0.40)		(0.80)		(0.66)		(0.50)		(0.54)
Net asset value, end of period	$9.45		$10.10		$10.33		$10.63		$10.32
Total return	(2.56%)		5.60%		3.42%		7.91%		4.19%
Ratios to average net assets(a)
Total gross expenses	0.27%		0.30%		0.26%		0.22%		0.24%
Total net expenses(b)	0.27	%(c)	0.30	%(c)	0.26	%(c)	0.22	%(c)	0.24	%(c)
Net investment income	2.09%		1.96%		2.26%		2.80%		2.71%
Supplemental data
Net assets, end of period (in thousands)	$3,046		$3,067		$2,719		$700		$52
Portfolio turnover	24%		12%		22%		19%		88%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS

Columbia Capital Allocation Moderate Conservative Portfolio

	Year Ended January 31,										Year Ended March 31,
Class A	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$10.98		$11.37		$11.33		$10.96		$10.89		$10.04
Income from investment operations:
Net investment income	0.20		0.19		0.25		0.25		0.21		0.26
Net realized and unrealized gain (loss)	(0.49)		0.51		0.44		0.71		0.07		0.85
Total from investment operations	(0.29)		0.70		0.69		0.96		0.28		1.11
Less distributions to shareholders:
Net investment income	(0.22)		(0.23)		(0.33)		(0.32)		(0.21)		(0.26)
Net realized gains	(0.33)		(0.86)		(0.32)		(0.27)		—		—
Total distributions to shareholders	(0.55)		(1.09)		(0.65)		(0.59)		(0.21)		(0.26)
Net asset value, end of period	$10.14		$10.98		$11.37		$11.33		$10.96		$10.89
Total return	(2.78%)		6.23%		6.18%		8.94%		2.63%		11.21%
Ratios to average net assets(b)
Total gross expenses	0.48%		0.51%		0.47%		0.70%		0.64	%(c)(d)	0.50%
Total net expenses(e)	0.48	%(f)	0.51	%(f)	0.47	%(f)	0.57	%(f)	0.57	%(c)(d)(f)	0.50%
Net investment income	1.86%		1.70%		2.15%		2.19%		2.37	%(c)	2.52%
Supplemental data
Net assets, end of period (in thousands)	$495,849		$545,696		$553,593		$71,321		$68,452		$63,807
Portfolio turnover	21%		14%		30%		38%		55%		87%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

	Year Ended January 31,										Year Ended March 31,
Class B	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$10.92		$11.31		$11.28		$10.91		$10.85		$10.00
Income from investment operations:
Net investment income	0.11		0.10		0.15		0.15		0.14		0.18
Net realized and unrealized gain (loss)	(0.48)		0.51		0.45		0.73		0.07		0.85
Total from investment operations	(0.37)		0.61		0.60		0.88		0.21		1.03
Less distributions to shareholders:
Net investment income	(0.14)		(0.14)		(0.25)		(0.24)		(0.15)		(0.18)
Net realized gains	(0.33)		(0.86)		(0.32)		(0.27)		—		—
Total distributions to shareholders	(0.47)		(1.00)		(0.57)		(0.51)		(0.15)		(0.18)
Net asset value, end of period	$10.08		$10.92		$11.31		$11.28		$10.91		$10.85
Total return	(3.53%)		5.46%		5.32%		8.17%		1.96%		10.43%
Ratios to average net assets(b)
Total gross expenses	1.23%		1.26%		1.22%		1.44%		1.39	%(c)(d)	1.25%
Total net expenses(e)	1.23	%(f)	1.26	%(f)	1.22	%(f)	1.32	%(f)	1.31	%(d)(f)(c)	1.25%
Net investment income	0.98%		0.88%		1.30%		1.36%		1.58	%(c)	1.75%
Supplemental data
Net assets, end of period (in thousands)	$7,912		$17,080		$27,184		$8,335		$14,587		$26,181
Portfolio turnover	21%		14%		30%		38%		55%		87%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

	Year Ended January 31,										Year Ended March 31,
Class C	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$10.84		$11.23		$11.20		$10.84		$10.78		$9.94
Income from investment operations:
Net investment income	0.12		0.11		0.16		0.16		0.14		0.18
Net realized and unrealized gain (loss)	(0.49)		0.50		0.44		0.71		0.07		0.84
Total from investment operations	(0.37)		0.61		0.60		0.87		0.21		1.02
Less distributions to shareholders:
Net investment income	(0.14)		(0.14)		(0.25)		(0.24)		(0.15)		(0.18)
Net realized gains	(0.33)		(0.86)		(0.32)		(0.27)		—		—
Total distributions to shareholders	(0.47)		(1.00)		(0.57)		(0.51)		(0.15)		(0.18)
Net asset value, end of period	$10.00		$10.84		$11.23		$11.20		$10.84		$10.78
Total return	(3.56%)		5.50%		5.35%		8.13%		1.97%		10.39%
Ratios to average net assets(b)
Total gross expenses	1.23%		1.26%		1.23%		1.45%		1.39	%(c)(d)	1.25%
Total net expenses(e)	1.23	%(f)	1.26	%(f)	1.23	%(f)	1.32	%(f)	1.32	%(c)(d)(f)	1.25%
Net investment income	1.12%		0.96%		1.38%		1.44%		1.61	%(c)	1.77%
Supplemental data
Net assets, end of period (in thousands)	$85,097		$90,199		$85,756		$23,470		$24,156		$23,651
Portfolio turnover	21%		14%		30%		38%		55%		87%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

	Year Ended January 31,
Class K	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$10.82	$11.22	$11.25
Income from investment operations:
Net investment income	0.21	0.18	0.32
Net realized and unrealized gain (loss)	(0.48)	0.52	0.32
Total from investment operations	(0.27)	0.70	0.64
Less distributions to shareholders:
Net investment income	(0.23)	(0.24)	(0.35)
Net realized gains	(0.33)	(0.86)	(0.32)
Total distributions to shareholders	(0.56)	(1.10)	(0.67)
Net asset value, end of period	$9.99	$10.82	$11.22
Total return	(2.65%)	6.31%	5.72%
Ratios to average net assets(b)
Total gross expenses	0.41%	0.41%	0.38	%(c)
Total net expenses(d)	0.41%	0.41%	0.38	%(c)
Net investment income	1.92%	1.53%	3.10	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3	$3	$56
Portfolio turnover	21%	14%	30%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

	Year Ended January 31,										Year Ended March 31,
Class R	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$10.99		$11.38		$11.34		$10.96		$10.90		$10.04
Income from investment operations:
Net investment income	0.21		0.17		0.21		0.23		0.18		0.23
Net realized and unrealized gain (loss)	(0.52)		0.50		0.45		0.72		0.07		0.86
Total from investment operations	(0.31)		0.67		0.66		0.95		0.25		1.09
Less distributions to shareholders:
Net investment income	(0.19)		(0.20)		(0.30)		(0.30)		(0.19)		(0.23)
Net realized gains	(0.33)		(0.86)		(0.32)		(0.27)		—		—
Total distributions to shareholders	(0.52)		(1.06)		(0.62)		(0.57)		(0.19)		(0.23)
Net asset value, end of period	$10.16		$10.99		$11.38		$11.34		$10.96		$10.90
Total return	(2.93%)		5.95%		5.87%		8.76%		2.34%		11.03%
Ratios to average net assets(b)
Total gross expenses	0.73%		0.76%		0.74%		0.96%		0.89	%(c)(d)	0.75%
Total net expenses(e)	0.73	%(f)	0.76	%(f)	0.74	%(f)	0.81	%(f)	0.82	%(c)(d)(f)	0.75%
Net investment income	1.92%		1.46%		1.85%		2.04%		2.03	%(c)	2.28%
Supplemental data
Net assets, end of period (in thousands)	$5,007		$2,230		$2,243		$2,148		$1,102		$428
Portfolio turnover	21%		14%		30%		38%		55%		87%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

	Year Ended January 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$10.89		$11.29		$11.25		$11.30
Income from investment operations:
Net investment income	0.23		0.24		0.27		0.09
Net realized and unrealized gain (loss)	(0.48)		0.48		0.46		0.26
Total from investment operations	(0.25)		0.72		0.73		0.35
Less distributions to shareholders:
Net investment income	(0.25)		(0.26)		(0.37)		(0.17)
Net realized gains	(0.33)		(0.86)		(0.32)		(0.23)
Total distributions to shareholders	(0.58)		(1.12)		(0.69)		(0.40)
Net asset value, end of period	$10.06		$10.89		$11.29		$11.25
Total return	(2.46%)		6.44%		6.52%		3.11%
Ratios to average net assets(b)
Total gross expenses	0.23%		0.26%		0.19%		0.51	%(c)
Total net expenses(d)	0.23	%(e)	0.26	%(e)	0.19	%(e)	0.37	%(c)
Net investment income	2.15%		2.19%		2.36%		3.68	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,082		$966		$2		$2
Portfolio turnover	21%		14%		30%		38%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

	Year Ended January 31,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.89	$11.28	$11.25	$11.30
Income from investment operations:
Net investment income	0.30	0.26	0.38	0.10
Net realized and unrealized gain (loss)	(0.55)	0.48	0.35	0.25
Total from investment operations	(0.25)	0.74	0.73	0.35
Less distributions to shareholders:
Net investment income	(0.26)	(0.27)	(0.38)	(0.17)
Net realized gains	(0.33)	(0.86)	(0.32)	(0.23)
Total distributions to shareholders	(0.59)	(1.13)	(0.70)	(0.40)
Net asset value, end of period	$10.05	$10.89	$11.28	$11.25
Total return	(2.48%)	6.63%	6.53%	3.13%
Ratios to average net assets(b)
Total gross expenses	0.16%	0.18%	0.13%	0.41	%(c)
Total net expenses(d)	0.16%	0.18%	0.13%	0.29	%(c)
Net investment income	2.89%	2.33%	3.35%	3.77	%(c)
Supplemental data
Net assets, end of period (in thousands)	$686	$217	$74	$2
Portfolio turnover	21%	14%	30%	38%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

	Year Ended January 31,
Class Y	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$10.77	$11.18	$11.32
Income from investment operations:
Net investment income	0.26	0.25	0.22
Net realized and unrealized gain (loss)	(0.50)	0.48	0.28
Total from investment operations	(0.24)	0.73	0.50
Less distributions to shareholders:
Net investment income	(0.26)	(0.28)	(0.32)
Net realized gains	(0.33)	(0.86)	(0.32)
Total distributions to shareholders	(0.59)	(1.14)	(0.64)
Net asset value, end of period	$9.94	$10.77	$11.18
Total return	(2.38%)	6.66%	4.51%
Ratios to average net assets(b)
Total gross expenses	0.12%	0.09%	0.08	%(c)
Total net expenses(d)	0.12%	0.09%	0.08	%(c)
Net investment income	2.48%	2.24%	3.02	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10	$4	$2
Portfolio turnover	21%	14%	30%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

	Year Ended January 31,										Year Ended March 31,
Class Z	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$10.85		$11.25		$11.21		$10.85		$10.78		$9.94
Income from investment operations:
Net investment income	0.23		0.22		0.28		0.27		0.23		0.28
Net realized and unrealized gain (loss)	(0.49)		0.50		0.44		0.71		0.07		0.84
Total from investment operations	(0.26)		0.72		0.72		0.98		0.30		1.12
Less distributions to shareholders:
Net investment income	(0.25)		(0.26)		(0.36)		(0.35)		(0.23)		(0.28)
Net realized gains	(0.33)		(0.86)		(0.32)		(0.27)		—		—
Total distributions to shareholders	(0.58)		(1.12)		(0.68)		(0.62)		(0.23)		(0.28)
Net asset value, end of period	$10.01		$10.85		$11.25		$11.21		$10.85		$10.78
Total return	(2.56%)		6.47%		6.49%		9.22%		2.85%		11.49%
Ratios to average net assets(b)
Total gross expenses	0.23%		0.26%		0.24%		0.45%		0.39	%(c)(d)	0.25%
Total net expenses(e)	0.23	%(f)	0.26	%(f)	0.24	%(f)	0.32	%(f)	0.32	%(c)(d)(f)	0.25%
Net investment income	2.11%		1.97%		2.46%		2.45%		2.61	%(c)	2.77%
Supplemental data
Net assets, end of period (in thousands)	$24,108		$26,084		$25,287		$20,710		$21,157		$21,839
Portfolio turnover	21%		14%		30%		38%		55%		87%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS

Columbia Capital Allocation Moderate Portfolio

	Year Ended January 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$11.50		$12.00		$11.61		$10.75		$10.71
Income from investment operations:
Net investment income	0.19		0.18		0.20		0.22		0.23
Net realized and unrealized gain (loss)	(0.49)		0.63		0.86		0.93		0.06
Total from investment operations	(0.30)		0.81		1.06		1.15		0.29
Less distributions to shareholders:
Net investment income	(0.22)		(0.24)		(0.31)		(0.29)		(0.25)
Net realized gains	(0.64)		(1.07)		(0.36)		—		—
Total distributions to shareholders	(0.86)		(1.31)		(0.67)		(0.29)		(0.25)
Net asset value, end of period	$10.34		$11.50		$12.00		$11.61		$10.75
Total return	(2.89%)		6.77%		9.26%		10.87%		2.84%
Ratios to average net assets(a)
Total gross expenses	0.46%		0.48%		0.46%		0.46%		0.43%
Total net expenses(b)	0.46	%(c)	0.48	%(c)	0.46	%(c)	0.46	%(c)	0.43	%(c)
Net investment income	1.68%		1.49%		1.64%		1.98%		2.11%
Supplemental data
Net assets, end of period (in thousands)	$1,295,482		$1,437,972		$1,425,904		$1,331,311		$1,215,462
Portfolio turnover	17%		16%		23%		23%		58%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Portfolio

	Year Ended January 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$11.44		$11.94		$11.55		$10.70		$10.66
Income from investment operations:
Net investment income	0.09		0.08		0.10		0.13		0.14
Net realized and unrealized gain (loss)	(0.46)		0.64		0.87		0.93		0.07
Total from investment operations	(0.37)		0.72		0.97		1.06		0.21
Less distributions to shareholders:
Net investment income	(0.14)		(0.15)		(0.22)		(0.21)		(0.17)
Net realized gains	(0.64)		(1.07)		(0.36)		—		—
Total distributions to shareholders	(0.78)		(1.22)		(0.58)		(0.21)		(0.17)
Net asset value, end of period	$10.29		$11.44		$11.94		$11.55		$10.70
Total return	(3.56%)		6.00%		8.47%		9.99%		2.03%
Ratios to average net assets(a)
Total gross expenses	1.21%		1.23%		1.21%		1.20%		1.18%
Total net expenses(b)	1.21	%(c)	1.23	%(c)	1.21	%(c)	1.20	%(c)	1.18	%(c)
Net investment income	0.80%		0.66%		0.81%		1.17%		1.32%
Supplemental data
Net assets, end of period (in thousands)	$23,991		$47,829		$71,473		$94,225		$117,235
Portfolio turnover	17%		16%		23%		23%		58%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Portfolio

	Year Ended January 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$11.41		$11.92		$11.53		$10.69		$10.65
Income from investment operations:
Net investment income	0.11		0.09		0.11		0.14		0.15
Net realized and unrealized gain (loss)	(0.47)		0.62		0.86		0.91		0.07
Total from investment operations	(0.36)		0.71		0.97		1.05		0.22
Less distributions to shareholders:
Net investment income	(0.14)		(0.15)		(0.22)		(0.21)		(0.18)
Net realized gains	(0.64)		(1.07)		(0.36)		—		—
Total distributions to shareholders	(0.78)		(1.22)		(0.58)		(0.21)		(0.18)
Net asset value, end of period	$10.27		$11.41		$11.92		$11.53		$10.69
Total return	(3.48%)		5.92%		8.51%		9.95%		2.10%
Ratios to average net assets(a)
Total gross expenses	1.21%		1.23%		1.21%		1.21%		1.18%
Total net expenses(b)	1.21	%(c)	1.23	%(c)	1.21	%(c)	1.21	%(c)	1.18	%(c)
Net investment income	0.95%		0.77%		0.92%		1.25%		1.38%
Supplemental data
Net assets, end of period (in thousands)	$178,548		$180,143		$162,357		$132,770		$107,827
Portfolio turnover	17%		16%		23%		23%		58%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Portfolio

	Year Ended January 31,
Class K	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$11.49	$11.99	$11.60	$10.74	$10.70
Income from investment operations:
Net investment income	0.20	0.19	0.21	0.21	0.23
Net realized and unrealized gain (loss)	(0.49)	0.63	0.86	0.95	0.08
Total from investment operations	(0.29)	0.82	1.07	1.16	0.31
Less distributions to shareholders:
Net investment income	(0.23)	(0.25)	(0.32)	(0.30)	(0.27)
Net realized gains	(0.64)	(1.07)	(0.36)	—	—
Total distributions to shareholders	(0.87)	(1.32)	(0.68)	(0.30)	(0.27)
Net asset value, end of period	$10.33	$11.49	$11.99	$11.60	$10.74
Total return	(2.83%)	6.88%	9.39%	10.94%	2.94%
Ratios to average net assets(a)
Total gross expenses	0.40%	0.40%	0.36%	0.34%	0.34%
Total net expenses(b)	0.40%	0.40%	0.36%	0.34%	0.34%
Net investment income	1.76%	1.55%	1.77%	1.93%	2.18%
Supplemental data
Net assets, end of period (in thousands)	$291	$292	$359	$298	$748
Portfolio turnover	17%	16%	23%	23%	58%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Portfolio

	Year Ended January 31,
Class R	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$11.47		$11.97		$11.58		$10.74		$10.70
Income from investment operations:
Net investment income	0.16		0.15		0.23		0.18		0.30
Net realized and unrealized gain (loss)	(0.47)		0.63		0.80		0.93		(0.02)
Total from investment operations	(0.31)		0.78		1.03		1.11		0.28
Less distributions to shareholders:
Net investment income	(0.20)		(0.21)		(0.28)		(0.27)		(0.24)
Net realized gains	(0.64)		(1.07)		(0.36)		—		—
Total distributions to shareholders	(0.84)		(1.28)		(0.64)		(0.27)		(0.24)
Net asset value, end of period	$10.32		$11.47		$11.97		$11.58		$10.74
Total return	(3.06%)		6.52%		9.02%		10.46%		2.66%
Ratios to average net assets(a)
Total gross expenses	0.71%		0.73%		0.72%		0.70%		0.71%
Total net expenses(b)	0.71	%(c)	0.73	%(c)	0.72	%(c)	0.70	%(c)	0.71%
Net investment income	1.37%		1.29%		1.92%		1.67%		2.93%
Supplemental data
Net assets, end of period (in thousands)	$1,342		$1,610		$1,147		$138		$60
Portfolio turnover	17%		16%		23%		23%		58%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Portfolio

	Year Ended January 31,
Class R4	2016		2015		2014(a)
Per share data
Net asset value, beginning of period	$11.39		$11.90		$11.82
Income from investment operations:
Net investment income	0.28		0.26		0.18
Net realized and unrealized gain (loss)	(0.54)		0.57		0.53
Total from investment operations	(0.26)		0.83		0.71
Less distributions to shareholders:
Net investment income	(0.25)		(0.27)		(0.27)
Net realized gains	(0.64)		(1.07)		(0.36)
Total distributions to shareholders	(0.89)		(1.34)		(0.63)
Net asset value, end of period	$10.24		$11.39		$11.90
Total return	(2.58%)		7.06%		6.11%
Ratios to average net assets(b)
Total gross expenses	0.21%		0.23%		0.21	%(c)
Total net expenses(d)	0.21	%(e)	0.23	%(e)	0.21	%(c)(e)
Net investment income	2.61%		2.22%		2.36	%(c)
Supplemental data
Net assets, end of period (in thousands)	$202		$29		$3
Portfolio turnover	17%		16%		23%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Portfolio

	Year Ended January 31,
Class R5	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$11.39	$11.90	$11.82
Income from investment operations:
Net investment income	0.51	0.39	0.19
Net realized and unrealized gain (loss)	(0.77)	0.46	0.53
Total from investment operations	(0.26)	0.85	0.72
Less distributions to shareholders:
Net investment income	(0.26)	(0.29)	(0.28)
Net realized gains	(0.64)	(1.07)	(0.36)
Total distributions to shareholders	(0.90)	(1.36)	(0.64)
Net asset value, end of period	$10.23	$11.39	$11.90
Total return	(2.61%)	7.21%	6.21%
Ratios to average net assets(b)
Total gross expenses	0.15%	0.16%	0.11	%(c)
Total net expenses(d)	0.15%	0.16%	0.11	%(c)
Net investment income	4.80%	3.39%	2.51	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3,803	$78	$3
Portfolio turnover	17%	16%	23%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Portfolio

	Year Ended January 31,
Class Y	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$11.38	$11.90	$11.82
Income from investment operations:
Net investment income	0.16	0.23	0.19
Net realized and unrealized gain (loss)	(0.40)	0.61	0.54
Total from investment operations	(0.24)	0.84	0.73
Less distributions to shareholders:
Net investment income	(0.27)	(0.29)	(0.29)
Net realized gains	(0.64)	(1.07)	(0.36)
Total distributions to shareholders	(0.91)	(1.36)	(0.65)
Net asset value, end of period	$10.23	$11.38	$11.90
Total return	(2.42%)	7.16%	6.25%
Ratios to average net assets(b)
Total gross expenses	0.09%	0.06%	0.07	%(c)
Total net expenses(d)	0.09%	0.06%	0.07	%(c)
Net investment income	1.59%	1.92%	2.56	%(c)
Supplemental data
Net assets, end of period (in thousands)	$368	$2	$3
Portfolio turnover	17%	16%	23%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Portfolio

	Year Ended January 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$11.49		$11.99		$11.59		$10.75		$10.71
Income from investment operations:
Net investment income	0.22		0.21		0.23		0.28		0.26
Net realized and unrealized gain (loss)	(0.49)		0.63		0.87		0.88		0.07
Total from investment operations	(0.27)		0.84		1.10		1.16		0.33
Less distributions to shareholders:
Net investment income	(0.25)		(0.27)		(0.34)		(0.32)		(0.29)
Net realized gains	(0.64)		(1.07)		(0.36)		—		—
Total distributions to shareholders	(0.89)		(1.34)		(0.70)		(0.32)		(0.29)
Net asset value, end of period	$10.33		$11.49		$11.99		$11.59		$10.75
Total return	(2.65%)		7.05%		9.65%		10.98%		3.15%
Ratios to average net assets(a)
Total gross expenses	0.21%		0.23%		0.21%		0.22%		0.19%
Total net expenses(b)	0.21	%(c)	0.23	%(c)	0.21	%(c)	0.22	%(c)	0.19	%(c)
Net investment income	1.92%		1.77%		1.90%		2.54%		2.49%
Supplemental data
Net assets, end of period (in thousands)	$2,443		$2,989		$3,352		$2,544		$836
Portfolio turnover	17%		16%		23%		23%		58%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS

Columbia Capital Allocation Moderate Aggressive Portfolio

	Year Ended January 31,										Year Ended March 31,
Class A	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$12.45		$13.01		$12.04		$11.30		$11.61		$10.23
Income from investment operations:
Net investment income	0.18		0.16		0.18		0.18		0.15		0.19
Net realized and unrealized gain (loss)	(0.55)		0.76		1.21		1.07		(0.30)		1.37
Total from investment operations	(0.37)		0.92		1.39		1.25		(0.15)		1.56
Less distributions to shareholders:
Net investment income	(0.22)		(0.25)		(0.25)		(0.22)		(0.14)		(0.18)
Net realized gains	(0.71)		(1.23)		(0.17)		(0.29)		(0.02)		—
Total distributions to shareholders	(0.93)		(1.48)		(0.42)		(0.51)		(0.16)		(0.18)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$11.15		$12.45		$13.01		$12.04		$11.30		$11.61
Total return	(3.42%)		7.03%		11.67%		11.28%		(1.20%)		15.48%
Ratios to average net assets(c)
Total gross expenses	0.52%		0.52%		0.50%		0.53%		0.51	%(d)(e)	0.50	%(e)
Total net expenses(f)	0.52	%(g)	0.52	%(g)	0.50	%(g)	0.53	%(g)	0.51	%(d)(e)(g)	0.50	%(e)
Net investment income	1.42%		1.22%		1.38%		1.51%		1.60	%(d)	1.75%
Supplemental data
Net assets, end of period (in thousands)	$1,646,276		$1,815,185		$1,805,239		$679,109		$665,859		$291,758
Portfolio turnover	16%		20%		22%		34%		42%		68%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

	Year Ended January 31,										Year Ended March 31,
Class B	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$12.32		$12.89		$11.94		$11.21		$11.53		$10.16
Income from investment operations:
Net investment income	0.06		0.05		0.07		0.07		0.07		0.10
Net realized and unrealized gain (loss)	(0.52)		0.77		1.21		1.08		(0.29)		1.37
Total from investment operations	(0.46)		0.82		1.28		1.15		(0.22)		1.47
Less distributions to shareholders:
Net investment income	(0.13)		(0.16)		(0.16)		(0.13)		(0.08)		(0.10)
Net realized gains	(0.71)		(1.23)		(0.17)		(0.29)		(0.02)		—
Total distributions to shareholders	(0.84)		(1.39)		(0.33)		(0.42)		(0.10)		(0.10)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$11.02		$12.32		$12.89		$11.94		$11.21		$11.53
Total return	(4.15%)		6.32%		10.78%		10.45%		(1.87%)		14.63%
Ratios to average net assets(c)
Total gross expenses	1.27%		1.27%		1.25%		1.27%		1.26	%(d)(e)	1.25	%(e)
Total net expenses(f)	1.27	%(g)	1.27	%(g)	1.25	%(g)	1.27	%(g)	1.26	%(d)(e)(g)	1.25	%(e)
Net investment income	0.53%		0.37%		0.53%		0.65%		0.75	%(d)	0.99%
Supplemental data
Net assets, end of period (in thousands)	$31,228		$61,673		$92,956		$53,009		$85,005		$133,770
Portfolio turnover	16%		20%		22%		34%		42%		68%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

	Year Ended January 31,										Year Ended March 31,
Class C	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$12.51		$13.07		$12.11		$11.36		$11.68		$10.29
Income from investment operations:
Net investment income	0.09		0.06		0.08		0.09		0.08		0.11
Net realized and unrealized gain (loss)	(0.55)		0.77		1.21		1.08		(0.30)		1.38
Total from investment operations	(0.46)		0.83		1.29		1.17		(0.22)		1.49
Less distributions to shareholders:
Net investment income	(0.13)		(0.16)		(0.16)		(0.13)		(0.08)		(0.10)
Net realized gains	(0.71)		(1.23)		(0.17)		(0.29)		(0.02)		—
Total distributions to shareholders	(0.84)		(1.39)		(0.33)		(0.42)		(0.10)		(0.10)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$11.21		$12.51		$13.07		$12.11		$11.36		$11.68
Total return	(4.08%)		6.30%		10.71%		10.49%		(1.85%)		14.64%
Ratios to average net assets(c)
Total gross expenses	1.27%		1.27%		1.25%		1.28%		1.26	%(d)(e)	1.25	%(e)
Total net expenses(f)	1.27	%(g)	1.27	%(g)	1.25	%(g)	1.28	%(g)	1.26	%(d)(e)(g)	1.25	%(e)
Net investment income	0.69%		0.49%		0.63%		0.75%		0.81	%(d)	1.00%
Supplemental data
Net assets, end of period (in thousands)	$206,181		$213,166		$198,837		$84,349		$86,321		$91,556
Portfolio turnover	16%		20%		22%		34%		42%		68%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012 During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

	Year Ended January 31,
Class K	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$12.42	$12.98	$12.07
Income from investment operations:
Net investment income	0.19	0.18	0.18
Net realized and unrealized gain (loss)	(0.55)	0.75	1.17
Total from investment operations	(0.36)	0.93	1.35
Less distributions to shareholders:
Net investment income	(0.23)	(0.26)	(0.27)
Net realized gains	(0.71)	(1.23)	(0.17)
Total distributions to shareholders	(0.94)	(1.49)	(0.44)
Net asset value, end of period	$11.12	$12.42	$12.98
Total return	(3.32%)	7.17%	11.31%
Ratios to average net assets(b)
Total gross expenses	0.41%	0.41%	0.38	%(c)
Total net expenses(d)	0.41%	0.41%	0.38	%(c)
Net investment income	1.53%	1.34%	1.57	%(c)
Supplemental data
Net assets, end of period (in thousands)	$90	$98	$105
Portfolio turnover	16%	20%	22%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

	Year Ended January 31,										Year Ended March 31,
Class R	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$12.44		$12.99		$12.03		$11.29		$11.60		$10.22
Income from investment operations:
Net investment income	0.14		0.13		0.13		0.15		0.13		0.16
Net realized and unrealized gain (loss)	(0.54)		0.76		1.22		1.07		(0.30)		1.38
Total from investment operations	(0.40)		0.89		1.35		1.22		(0.17)		1.54
Less distributions to shareholders:
Net investment income	(0.19)		(0.21)		(0.22)		(0.19)		(0.12)		(0.16)
Net realized gains	(0.71)		(1.23)		(0.17)		(0.29)		(0.02)		—
Total distributions to shareholders	(0.90)		(1.44)		(0.39)		(0.48)		(0.14)		(0.16)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$11.14		$12.44		$12.99		$12.03		$11.29		$11.60
Total return	(3.67%)		6.86%		11.31%		11.01%		(1.39%)		15.21%
Ratios to average net assets(c)
Total gross expenses	0.77%		0.77%		0.75%		0.78%		0.77	%(d)(e)	0.75	%(e)
Total net expenses(f)	0.77	%(g)	0.77	%(g)	0.75	%(g)	0.78	%(g)	0.77	%(d)(e)(g)	0.75	%(e)
Net investment income	1.11%		1.01%		1.02%		1.26%		1.40	%(d)	1.54%
Supplemental data
Net assets, end of period (in thousands)	$3,556		$4,270		$4,347		$4,664		$3,908		$1,517
Portfolio turnover	16%		20%		22%		34%		42%		68%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

	Year Ended January 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$12.54		$13.08		$12.11		$11.71
Income from investment operations:
Net investment income	0.21		0.53		0.18		0.11
Net realized and unrealized gain (loss)	(0.56)		0.44		1.25		0.65
Total from investment operations	(0.35)		0.97		1.43		0.76
Less distributions to shareholders:
Net investment income	(0.25)		(0.28)		(0.29)		(0.14)
Net realized gains	(0.71)		(1.23)		(0.17)		(0.22)
Total distributions to shareholders	(0.96)		(1.51)		(0.46)		(0.36)
Net asset value, end of period	$11.23		$12.54		$13.08		$12.11
Total return	(3.23%)		7.41%		11.95%		6.60%
Ratios to average net assets(b)
Total gross expenses	0.27%		0.29%		0.22%		0.24	%(c)
Total net expenses(d)	0.27	%(e)	0.29	%(e)	0.22	%(e)	0.24	%(c)
Net investment income	1.72%		4.16%		1.39%		3.98	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,119		$1,054		$7		$3
Portfolio turnover	16%		20%		22%		34%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

	Year Ended January 31,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$12.53	$13.08	$12.11	$11.71
Income from investment operations:
Net investment income	0.38	0.21	0.33	0.11
Net realized and unrealized gain (loss)	(0.71)	0.77	1.12	0.66
Total from investment operations	(0.33)	0.98	1.45	0.77
Less distributions to shareholders:
Net investment income	(0.26)	(0.30)	(0.31)	(0.15)
Net realized gains	(0.71)	(1.23)	(0.17)	(0.22)
Total distributions to shareholders	(0.97)	(1.53)	(0.48)	(0.37)
Net asset value, end of period	$11.23	$12.53	$13.08	$12.11
Total return	(3.05%)	7.46%	12.07%	6.64%
Ratios to average net assets(b)
Total gross expenses	0.17%	0.16%	0.18%	0.12	%(c)
Total net expenses(d)	0.17%	0.16%	0.18%	0.12	%(c)
Net investment income	3.15%	1.62%	2.56%	4.10	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3,537	$648	$577	$3
Portfolio turnover	16%	20%	22%	34%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

	Year Ended January 31,										Year Ended March 31,
Class T	2016		2015		2014		2013		2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$12.45		$13.00		$12.04		$11.30		$11.61		$11.49
Income from investment operations:
Net investment income	0.18		0.16		0.16		0.17		0.15		0.02
Net realized and unrealized gain (loss)	(0.55)		0.76		1.22		1.07		(0.30)		0.13
Total from investment operations	(0.37)		0.92		1.38		1.24		(0.15)		0.15
Less distributions to shareholders:
Net investment income	(0.22)		(0.24)		(0.25)		(0.21)		(0.14)		(0.03)
Net realized gains	(0.71)		(1.23)		(0.17)		(0.29)		(0.02)		—
Total distributions to shareholders	(0.93)		(1.47)		(0.42)		(0.50)		(0.16)		(0.03)
Proceeds from regulatory settlements	—		—		—		—		0.00	(c)	—
Net asset value, end of period	$11.15		$12.45		$13.00		$12.04		$11.30		$11.61
Total return	(3.42%)		7.07%		11.52%		11.23%		(1.23%)		1.28%
Ratios to average net assets(d)
Total gross expenses	0.52%		0.56%		0.55%		0.58%		0.56	%(e)(f)	0.55	%(e)
Total net expenses(g)	0.52	%(h)	0.54	%(h)	0.55	%(h)	0.58	%(h)	0.56	%(e)(f)(h)	0.55	%(e)
Net investment income	1.42%		1.20%		1.24%		1.46%		1.58	%(e)	2.26	%(e)
Supplemental data
Net assets, end of period (in thousands)	$85,135		$97,408		$101,766		$100,955		$102,913		$3
Portfolio turnover	16%		20%		22%		34%		42%		68%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

	Year Ended January 31,
Class Y	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$12.31	$12.87	$12.35
Income from investment operations:
Net investment income	0.13	0.21	0.18
Net realized and unrealized gain (loss)	(0.45)	0.76	0.78
Total from investment operations	(0.32)	0.97	0.96
Less distributions to shareholders:
Net investment income	(0.27)	(0.30)	(0.27)
Net realized gains	(0.71)	(1.23)	(0.17)
Total distributions to shareholders	(0.98)	(1.53)	(0.44)
Net asset value, end of period	$11.01	$12.31	$12.87
Total return	(3.09%)	7.58%	7.88%
Ratios to average net assets(b)
Total gross expenses	0.12%	0.09%	0.07	%(c)
Total net expenses(d)	0.12%	0.09%	0.07	%(c)
Net investment income	1.16%	1.64%	2.22	%(c)
Supplemental data
Net assets, end of period (in thousands)	$379	$2	$3
Portfolio turnover	16%	20%	22%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

	Year Ended January 31,										Year Ended March 31,
Class Z	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$12.44		$12.99		$12.03		$11.29		$11.60		$10.21
Income from investment operations:
Net investment income	0.21		0.19		0.19		0.20		0.17		0.21
Net realized and unrealized gain (loss)	(0.56)		0.77		1.23		1.08		(0.30)		1.39
Total from investment operations	(0.35)		0.96		1.42		1.28		(0.13)		1.60
Less distributions to shareholders:
Net investment income	(0.25)		(0.28)		(0.29)		(0.25)		(0.16)		(0.21)
Net realized gains	(0.71)		(1.23)		(0.17)		(0.29)		(0.02)		—
Total distributions to shareholders	(0.96)		(1.51)		(0.46)		(0.54)		(0.18)		(0.21)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$11.13		$12.44		$12.99		$12.03		$11.29		$11.60
Total return	(3.26%)		7.40%		11.87%		11.57%		(1.00%)		15.89%
Ratios to average net assets(c)
Total gross expenses	0.27%		0.27%		0.25%		0.28%		0.26	%(d)(e)	0.25	%(e)
Total net expenses(f)	0.27	%(g)	0.27	%(g)	0.25	%(g)	0.28	%(g)	0.26	%(d)(e)(g)	0.25	%(e)
Net investment income	1.67%		1.47%		1.49%		1.72%		1.86	%(d)	2.03%
Supplemental data
Net assets, end of period (in thousands)	$113,846		$128,314		$128,234		$147,433		$146,805		$56,805
Portfolio turnover	16%		20%		22%		34%		42%		68%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS

Columbia Capital Allocation Aggressive Portfolio

	Year Ended January 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.54		$12.82		$11.41		$10.19		$10.28
Income from investment operations:
Net investment income	0.15		0.12		0.12		0.13		0.12
Net realized and unrealized gain (loss)	(0.57)		0.86		1.53		1.25		(0.07)
Total from investment operations	(0.42)		0.98		1.65		1.38		0.05
Less distributions to shareholders:
Net investment income	(0.19)		(0.30)		(0.24)		(0.16)		(0.14)
Net realized gains	(0.85)		(0.96)		—		—		—
Total distributions to shareholders	(1.04)		(1.26)		(0.24)		(0.16)		(0.14)
Net asset value, end of period	$11.08		$12.54		$12.82		$11.41		$10.19
Total return	(3.92%)		7.50%		14.41%		13.63%		0.60%
Ratios to average net assets(a)
Total gross expenses	0.51%		0.54%		0.52%		0.52%		0.49%
Total net expenses(b)	0.51	%(c)	0.54	%(c)	0.52	%(c)	0.51	%(c)	0.49	%(c)
Net investment income	1.18%		0.92%		0.98%		1.25%		1.18%
Supplemental data
Net assets, end of period (in thousands)	$549,678		$577,868		$554,189		$495,722		$472,855
Portfolio turnover	12%		27%		29%		21%		83%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Aggressive Portfolio

	Year Ended January 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.53		$12.81		$11.41		$10.17		$10.24
Income from investment operations:
Net investment income	0.03		0.01		0.02		0.04		0.04
Net realized and unrealized gain (loss)	(0.53)		0.87		1.53		1.26		(0.07)
Total from investment operations	(0.50)		0.88		1.55		1.30		(0.03)
Less distributions to shareholders:
Net investment income	(0.11)		(0.20)		(0.15)		(0.06)		(0.04)
Net realized gains	(0.85)		(0.96)		—		—		—
Total distributions to shareholders	(0.96)		(1.16)		(0.15)		(0.06)		(0.04)
Net asset value, end of period	$11.07		$12.53		$12.81		$11.41		$10.17
Total return	(4.60%)		6.72%		13.54%		12.80%		(0.22%)
Ratios to average net assets(a)
Total gross expenses	1.25%		1.28%		1.27%		1.26%		1.24%
Total net expenses(b)	1.25	%(c)	1.28	%(c)	1.27	%(c)	1.26	%(c)	1.24	%(c)
Net investment income	0.26%		0.04%		0.14%		0.41%		0.38%
Supplemental data
Net assets, end of period (in thousands)	$11,970		$22,043		$31,473		$39,020		$49,003
Portfolio turnover	12%		27%		29%		21%		83%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Aggressive Portfolio

	Year Ended January 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.32		$12.62		$11.24		$10.04		$10.14
Income from investment operations:
Net investment income	0.06		0.03		0.03		0.05		0.04
Net realized and unrealized gain (loss)	(0.55)		0.83		1.50		1.24		(0.07)
Total from investment operations	(0.49)		0.86		1.53		1.29		(0.03)
Less distributions to shareholders:
Net investment income	(0.11)		(0.20)		(0.15)		(0.09)		(0.07)
Net realized gains	(0.85)		(0.96)		—		—		—
Total distributions to shareholders	(0.96)		(1.16)		(0.15)		(0.09)		(0.07)
Net asset value, end of period	$10.87		$12.32		$12.62		$11.24		$10.04
Total return	(4.60%)		6.66%		13.56%		12.86%		(0.23%)
Ratios to average net assets(a)
Total gross expenses	1.25%		1.29%		1.27%		1.27%		1.24%
Total net expenses(b)	1.25	%(c)	1.29	%(c)	1.27	%(c)	1.26	%(c)	1.24	%(c)
Net investment income	0.46%		0.22%		0.27%		0.52%		0.44%
Supplemental data
Net assets, end of period (in thousands)	$66,938		$62,488		$50,676		$38,461		$33,266
Portfolio turnover	12%		27%		29%		21%		83%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Aggressive Portfolio

	Year Ended January 31,
Class K	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$12.56	$12.84	$11.43	$10.20	$10.30
Income from investment operations:
Net investment income	0.16	0.10	0.14	0.15	0.13
Net realized and unrealized gain (loss)	(0.56)	0.89	1.52	1.25	(0.07)
Total from investment operations	(0.40)	0.99	1.66	1.40	0.06
Less distributions to shareholders:
Net investment income	(0.20)	(0.31)	(0.25)	(0.17)	(0.16)
Net realized gains	(0.85)	(0.96)	—	—	—
Total distributions to shareholders	(1.05)	(1.27)	(0.25)	(0.17)	(0.16)
Net asset value, end of period	$11.11	$12.56	$12.84	$11.43	$10.20
Total return	(3.76%)	7.60%	14.52%	13.84%	0.64%
Ratios to average net assets(a)
Total gross expenses	0.43%	0.43%	0.40%	0.37%	0.35%
Total net expenses(b)	0.43%	0.43%	0.40%	0.37%	0.35%
Net investment income	1.25%	0.72%	1.13%	1.37%	1.30%
Supplemental data
Net assets, end of period (in thousands)	$57	$68	$152	$126	$451
Portfolio turnover	12%	27%	29%	21%	83%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Aggressive Portfolio

	Year Ended January 31,
Class R	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.46		$12.75		$11.35		$10.16		$10.25
Income from investment operations:
Net investment income	0.12		0.10		0.14		0.11		0.10
Net realized and unrealized gain (loss)	(0.56)		0.83		1.47		1.24		(0.07)
Total from investment operations	(0.44)		0.93		1.61		1.35		0.03
Less distributions to shareholders:
Net investment income	(0.16)		(0.26)		(0.21)		(0.16)		(0.12)
Net realized gains	(0.85)		(0.96)		—		—		—
Total distributions to shareholders	(1.01)		(1.22)		(0.21)		(0.16)		(0.12)
Net asset value, end of period	$11.01		$12.46		$12.75		$11.35		$10.16
Total return	(4.09%)		7.19%		14.13%		13.38%		0.33%
Ratios to average net assets(a)
Total gross expenses	0.76%		0.79%		0.78%		0.79%		0.70%
Total net expenses(b)	0.76	%(c)	0.79	%(c)	0.78	%(c)	0.76	%(c)	0.70%
Net investment income	0.97%		0.72%		1.12%		1.03%		0.98%
Supplemental data
Net assets, end of period (in thousands)	$1,029		$912		$644		$182		$3
Portfolio turnover	12%		27%		29%		21%		83%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Aggressive Portfolio

	Year Ended January 31,
Class R4	2016		2015		2014(a)
Per share data
Net asset value, beginning of period	$12.34		$12.63		$11.82
Income from investment operations:
Net investment income	0.24		0.54		0.20
Net realized and unrealized gain (loss)	(0.61)		0.46		0.88
Total from investment operations	(0.37)		1.00		1.08
Less distributions to shareholders:
Net investment income	(0.23)		(0.33)		(0.27)
Net realized gains	(0.85)		(0.96)		—
Total distributions to shareholders	(1.08)		(1.29)		(0.27)
Net asset value, end of period	$10.89		$12.34		$12.63
Total return	(3.65%)		7.78%		9.08%
Ratios to average net assets(b)
Total gross expenses	0.26%		0.28%		0.29	%(c)
Total net expenses(d)	0.26	%(e)	0.28	%(e)	0.29	%(c)(e)
Net investment income	1.97%		4.28%		2.54	%(c)
Supplemental data
Net assets, end of period (in thousands)	$779		$497		$26
Portfolio turnover	12%		27%		29%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Aggressive Portfolio

	Year Ended January 31,
Class R5	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$12.33	$12.63	$11.82
Income from investment operations:
Net investment income	0.31	0.16	0.04
Net realized and unrealized gain (loss)	(0.68)	0.85	1.06
Total from investment operations	(0.37)	1.01	1.10
Less distributions to shareholders:
Net investment income	(0.23)	(0.35)	(0.29)
Net realized gains	(0.85)	(0.96)	—
Total distributions to shareholders	(1.08)	(1.31)	(0.29)
Net asset value, end of period	$10.88	$12.33	$12.63
Total return	(3.58%)	7.83%	9.27%
Ratios to average net assets(b)
Total gross expenses	0.18%	0.18%	0.19	%(c)
Total net expenses(d)	0.18%	0.18%	0.19	%(c)
Net investment income	2.61%	1.22%	0.47	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,041	$381	$385
Portfolio turnover	12%	27%	29%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Aggressive Portfolio

	Year Ended January 31,
Class Y	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$12.32	$12.62	$11.82
Income from investment operations:
Net investment income	0.08	0.17	0.15
Net realized and unrealized gain (loss)	(0.44)	0.84	0.95
Total from investment operations	(0.36)	1.01	1.10
Less distributions to shareholders:
Net investment income	(0.24)	(0.35)	(0.30)
Net realized gains	(0.85)	(0.96)	—
Total distributions to shareholders	(1.09)	(1.31)	(0.30)
Net asset value, end of period	$10.87	$12.32	$12.62
Total return	(3.54%)	7.88%	9.23%
Ratios to average net assets(b)
Total gross expenses	0.15%	0.14%	0.06	%(c)
Total net expenses(d)	0.15%	0.14%	0.06	%(c)
Net investment income	0.69%	1.30%	1.95	%(c)
Supplemental data
Net assets, end of period (in thousands)	$214	$2	$3
Portfolio turnover	12%	27%	29%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)

Columbia Capital Allocation Aggressive Portfolio

	Year Ended January 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.49		$12.78		$11.36		$10.16		$10.26
Income from investment operations:
Net investment income	0.19		0.17		0.19		0.21		0.14
Net realized and unrealized gain (loss)	(0.58)		0.83		1.50		1.19		(0.07)
Total from investment operations	(0.39)		1.00		1.69		1.40		0.07
Less distributions to shareholders:
Net investment income	(0.22)		(0.33)		(0.27)		(0.20)		(0.17)
Net realized gains	(0.85)		(0.96)		—		—		—
Total distributions to shareholders	(1.07)		(1.29)		(0.27)		(0.20)		(0.17)
Net asset value, end of period	$11.03		$12.49		$12.78		$11.36		$10.16
Total return	(3.69%)		7.70%		14.82%		13.87%		0.83%
Ratios to average net assets(a)
Total gross expenses	0.26%		0.29%		0.28%		0.28%		0.24%
Total net expenses(b)	0.26	%(c)	0.29	%(c)	0.28	%(c)	0.26	%(c)	0.24	%(c)
Net investment income	1.55%		1.30%		1.51%		2.00%		1.40%
Supplemental data
Net assets, end of period (in thousands)	$1,809		$1,433		$951		$413		$168
Portfolio turnover	12%		27%		29%		21%		83%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS

January 31, 2016

Note 1. Organization

Columbia Funds Series Trust and Columbia Funds Series Trust II, (each a Trust, and collectively, the Trusts) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies. Columbia Funds Series Trust is organized as a Delaware statutory trust and Columbia Funds Series Trust II is organized as a Massachusetts business trust.

Information presented in these financial statements pertains to the following series of the Trusts (each, a Fund and collectively, the Funds): Columbia Capital Allocation Moderate Conservative Portfolio and Columbia Capital Allocation Moderate Aggressive Portfolio, each a series of Columbia Funds Series Trust, and Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Aggressive Portfolio, each a series of Columbia Funds Series Trust II. Each Fund currently operates as a diversified fund.

Each Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

Fund Shares

Each Trust may issue an unlimited number of shares (without par value) that can be allocated among the separate series as designated by the Board of Trustees (the Board).

Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Aggressive Portfolio each offers Class A, Class B, Class C, Class K, Class R, Class R4, Class R5, Class Y and Class Z shares. Columbia Capital Allocation Moderate Aggressive Portfolio offers Class A, Class B, Class C, Class K, Class R, Class R4, Class R5, Class T, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% for Columbia Capital Allocation Conservative Portfolio. Class A shares of Columbia Capital Allocation Moderate Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio, Columbia Capital Allocation Moderate Aggressive Portfolio and Columbia Capital Allocation Aggressive Portfolio are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. Each Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the NYSE on the valuation date.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Funds' Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

Each Fund may invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Funds utilized forward foreign currency exchange to hedge the currency exposure associated with some or all of the Fund's securities, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Funds will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Funds bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Funds entered into credit default swap contracts to manage credit risk exposure and increase or decrease its credit exposure to an index.

These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness, as determined by the Investment Manager.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Columbia Capital Allocation Conservative Portfolio

The following table is a summary of the fair value of derivative instruments (not considered to be hedging

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

instruments for accounting disclosure purposes) at January 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,805
Interest rate risk	Net assets — unrealized appreciation on futures contracts	401,092	*
Total		402,897
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	21,599	*
Equity risk	Net assets — unrealized depreciation on futures contracts	102,937	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	6,906
Total		131,442

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	14,994	14,994
Equity risk	—	941,965	—	941,965
Foreign exchange risk	(9,680)	—	—	(9,680)
Interest rate risk	—	(362,045)	—	(362,045)
Total	(9,680)	579,920	14,994	585,234
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	(21,599)	(21,599)
Equity risk	—	(101,082)	—	(101,082)
Foreign exchange risk	(5,101)	—	—	(5,101)
Interest rate risk	—	401,092	—	401,092
Total	(5,101)	300,010	(21,599)	273,310

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2016:

Derivative Instrument	Average Notional Amounts ($)
Futures contracts — Long	15,696,640	*
Credit default swap contracts — buy protection	46,575	**
Credit default swap contracts — sell protection	719,178	**
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	1,552	(2,810)

*Based on the ending quarterly outstanding amounts for the year ended January 31, 2016.

**Based on the ending daily outstanding amounts for the year ended January 31, 2016.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

Columbia Capital Allocation Moderate Conservative Portfolio

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	2,755
Interest rate risk	Net assets — unrealized appreciation on futures contracts	1,047,381	*
Total		1,050,136
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	33,034	*
Equity risk	Net assets — unrealized depreciation on futures contracts	516,850	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	10,645
Total		560,529

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	21,545	21,545
Equity risk	—	2,800,778	—	2,800,778
Foreign exchange risk	(13,923)	—	—	(13,923)
Interest rate risk	—	(813,815)	—	(813,815)
Total	(13,923)	1,986,963	21,545	1,994,585
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	(33,034)	(33,034)
Equity risk	—	(806,064)	—	(806,064)
Foreign exchange risk	(7,890)	—	—	(7,890)
Interest rate risk	—	677,743	—	677,743
Total	(7,890)	(128,321)	(33,034)	(169,245)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2016:

Derivative Instrument	Average Notional Amounts ($)
Futures contracts — Long	51,773,604	*
Credit default swap contracts — buy protection	71,233	**
Credit default swap contracts — sell protection	899,315	**
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	1,922	(3,866)

*Based on the ending quarterly outstanding amounts for the year ended January 31, 2016.

**Based on the ending daily outstanding amounts for the year ended January 31, 2016.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

Columbia Capital Allocation Moderate Portfolio

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	11,593
Interest rate risk	Net assets — unrealized appreciation on futures contracts	2,577,632
Total		2,589,225
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	1,343,176	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	20,989
Total		1,364,165

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	39,271	39,271
Equity risk	—	6,389,422	—	6,389,422
Foreign exchange risk	(1,757)	—	—	(1,757)
Interest rate risk	—	(1,129,252)	—	(1,129,252)
Total	(1,757)	5,260,170	39,271	5,297,684
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Equity risk	—	(2,004,333)	—	(2,004,333)
Foreign exchange risk	(9,396)	—	—	(9,396)
Interest rate risk	—	1,679,883	—	1,679,883
Total	(9,396)	(324,450)	—	(333,846)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	116,101,616
Credit default swap contracts — sell protection	4,062,500
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	6,955	(9,993)

*Based on the ending quarterly outstanding amounts for the year ended January 31, 2016.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

Columbia Capital Allocation Moderate Aggressive Portfolio

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	7,228
Interest rate risk	Net assets — unrealized appreciation on futures contracts	2,458,238	*
Total		2,465,466
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	4,913,280	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	14,135
Total		4,927,415

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	19,938	19,938
Equity risk	—	10,364,347	—	10,364,347
Foreign exchange risk	(1,136)	—	—	(1,136)
Interest rate risk	—	(2,100,664)	—	(2,100,664)
Total	(1,136)	8,263,683	19,938	8,282,485
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Equity risk	—	(6,732,311)	—	(6,732,311)
Foreign exchange risk	(6,907)	—	—	(6,907)
Interest rate risk	—	2,266,140	—	2,266,140
Total	(6,907)	(4,466,171)	—	(4,473,078)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	203,716,027
Credit default swap contracts — sell protection	2,062,500
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	4,617	(6,996)

*Based on the ending quarterly outstanding amounts for the year ended January 31, 2016.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

Columbia Capital Allocation Aggressive Portfolio

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	8,964
Interest rate risk	Net assets — unrealized appreciation on futures contracts	598,871	*
Total		607,835
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	819,812	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	17,629
Total		837,441

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	10,875	10,875
Equity risk	—	3,344,204	—	3,344,204
Foreign exchange risk	(1,089)	—	—	(1,089)
Interest rate risk	—	(435,545)	—	(435,545)
Total	(1,089)	2,908,659	10,875	2,918,445
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Equity risk	—	(1,318,630)	—	(1,318,630)
Foreign exchange risk	(8,665)	—	—	(8,665)
Interest rate risk	—	598,871	—	598,871
Total	(8,665)	(719,759)	—	(728,424)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	48,074,932
Futures contracts — Short	77,969
Credit default swap contracts — sell protection	1,125,000
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	5,625	(8,595)

*Based on the ending quarterly outstanding amounts for the year ended January 31, 2016.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of January 31, 2016:

Columbia Capital Allocation Conservative Portfolio

	Barclays ($)	Morgan Stanley ($)	Total ($)
Assets
Forward foreign currency exchange contracts	1,805	—	1,805
Total Assets	1,805	—	1,805
Liabilities
Centrally cleared credit default swap contracts(a)	—	5,827	5,827
Forward foreign currency exchange contracts	6,906	—	6,906
Total Liabilities	6,906	5,827	12,733
Total Financial and Derivative Net Assets	(5,101)	(5,827)	(10,928)
Total collateral received (pledged)(b)	—	(5,827)	(5,827)
Net Amount(c)	(5,101)	—	(5,101)

(a) Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(b) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(c) Represents the net amount due from/(to) counterparties in the event of default.

Columbia Capital Allocation Moderate Conservative Portfolio

	Barclays ($)	Morgan Stanley ($)	Total ($)
Assets
Forward foreign currency exchange contracts	2,755	—	2,755
Total Assets	2,755	—	2,755
Liabilities
Centrally cleared credit default swap contracts(a)		8,912	8,912
Forward foreign currency exchange contracts	10,645	—	10,645
Total Liabilities	10,645	8,912	19,557
Total Financial and Derivative Net Assets	(7,890)	(8,912)	(16,802)
Total collateral received (pledged)(b)	—	(8,912)	(8,912)
Net Amount(c)	(7,890)	—	(7,890)

(a) Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(b) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(c) Represents the net amount due from/(to) counterparties in the event of default.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

Columbia Capital Allocation Moderate Portfolio

BNP ($)
Assets
Forward foreign currency exchange contracts	11,593
Total Assets	11,593
Liabilities
Forward foreign currency exchange contracts	20,989
Total Liabilities	20,989
Total Financial and Derivative Net Assets	(9,396)
Total collateral received (pledged)(a)	—
Net Amount(b)	(9,396)

(a) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b) Represents the net amount due from/(to) counterparties in the event of default.

Columbia Capital Allocation Moderate Aggressive Portfolio

Citigroup ($)
Assets
Forward foreign currency exchange contracts	7,228
Total Assets	7,228
Liabilities
Forward foreign currency exchange contracts	14,135
Total Liabilities	14,135
Total Financial and Derivative Net Assets	(6,907)
Total collateral received (pledged)(a)	—
Net Amount(b)	(6,907)

(a) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b) Represents the net amount due from/(to) counterparties in the event of default.

Columbia Capital Allocation Aggressive Portfolio

JPMorgan ($)
Assets
Forward foreign currency exchange contracts	8,964
Total Assets	8,964
Liabilities
Forward foreign currency exchange contracts	17,629
Total Liabilities	17,629
Total Financial and Derivative Net Assets	(8,665)
Total collateral received (pledged)(a)	—
Net Amount(b)	(8,665)

(a) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b) Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Funds may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trusts are allocated to the Funds and other funds and other funds of the Trusts based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

For federal income tax purposes, each Fund is treated as a separate entity. The Funds intend to qualify each year as separate regulated investment companies under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their taxable income for their tax year, and as such will not be subject to federal income taxes. In addition, the Funds intend to distribute in each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Foreign Taxes

Each Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Moderate Aggressive Portfolio. Distributions from net investment income, if any, are declared and paid annually for Columbia Capital Allocation Aggressive Portfolio. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trusts' organizational documents and, in some cases, by contract, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds' contracts with their service providers contain general indemnification

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The investment management fee for the Funds is an annual fee that is a blend of (i) 0.00% on assets invested in Columbia proprietary funds that pay an investment management fee to the Investment Manager, (ii) 0.10% on assets invested in non-exchange-traded third-party advised mutual funds and (iii) 0.55% on assets invested in all other securities, including other funds advised by the Investment Manager that do not pay an investment management fee, exchange-traded funds, derivatives and individual securities.

The effective investment management fee rates, net of any waivers, based on each Fund's average daily net assets for the year ended January 31, 2016 were as follows:

Columbia Capital Allocation Conservative Portfolio	0.05%
Columbia Capital Allocation Moderate Conservative Portfolio	0.05
Columbia Capital Allocation Moderate Portfolio	0.05
Columbia Capital Allocation Moderate Aggressive Portfolio	0.07
Columbia Capital Allocation Aggressive Portfolio	0.06

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which the Funds invest. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Participating Affiliates

The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. Such coordination may include functional leadership of the business (the "Global" business). From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.

These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. Each Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.02% of each Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses. For the year ended January 31, 2016, other expenses paid by the Fund to this company were as follows:

Fund	Amount ($)
Columbia Capital Allocation Conservative Portfolio	1,738
Columbia Capital Allocation Moderate Conservative Portfolio	2,344
Columbia Capital Allocation Moderate Portfolio	3,919
Columbia Capital Allocation Moderate Aggressive Portfolio	4,994
Columbia Capital Allocation Aggressive Portfolio	2,368

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund's liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Funds.

Transactions with Affiliates

For the year ended January 31, 2016, the Funds engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and for each Fund aggregated to:

Fund	Purchases ($)	Sales ($)	Realized gain from sale transactions ($)
Columbia Capital Allocation Conservative Portfolio	0	149,624	10,088
Columbia Capital Allocation Moderate Conservative Portfolio	1,901	253,489	16,586
Columbia Capital Allocation Moderate Portfolio	0	1,204,947	75,489
Columbia Capital Allocation Moderate Aggressive Portfolio	0	1,353,663	91,428
Columbia Capital Allocation Aggressive Portfolio	0	583,159	38,743
Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the

Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class Y shares do not pay transfer agency fees.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

For the year ended January 31, 2016, the Funds' effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Fund	Class A (%)	Class B (%)	Class C (%)	Class K (%)	Class R (%)	Class R4 (%)	Class R5 (%)	Class T (%)	Class Z (%)
Columbia Capital Allocation Conservative Portfolio	0.12	0.12	0.12	0.05	0.12	0.12	0.05	—	0.12
Columbia Capital Allocation Moderate Conservative Portfolio	0.12	0.12	0.12	0.05	0.12	0.12	0.05	—	0.12
Columbia Capital Allocation Moderate Portfolio	0.11	0.11	0.11	0.05	0.11	0.11	0.05	—	0.11
Columbia Capital Allocation Moderate Aggressive Portfolio	0.15	0.15	0.15	0.05	0.15	0.15	0.05	0.15	0.15
Columbia Capital Allocation Aggressive Portfolio	0.13	0.13	0.13	0.05	0.13	0.12	0.05	—	0.13

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations.

For the year ended January 31, 2016, these minimum account balance fees reduced total expenses as follows:

Fund	Amount ($)
Columbia Capital Allocation Conservative Portfolio	20
Columbia Capital Allocation Moderate Conservative Portfolio	140
Columbia Capital Allocation Moderate Portfolio	80
Columbia Capital Allocation Moderate Aggressive Portfolio	10,788
Columbia Capital Allocation Aggressive Portfolio	180

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, each Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Funds have an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Funds and providing services to investors.

Under the Plans, each Fund pays a monthly fee to the Distributor at the annual rates of up to 0.25% of each Fund's average daily net assets attributable to Class A shares, up to 1.00% of each Fund's average daily net assets attributable to Class B and Class C shares and up to 0.50% of each Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services for Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Aggressive Portfolio).

For Class B and Class C shares of the Funds, of 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) for each Fund was approximately as follows:

Fund	Class B ($)	Class C ($)
Columbia Capital Allocation Conservative Portfolio	1,594,000	246,000
Columbia Capital Allocation Moderate Conservative Portfolio	2,726,000	414,000
Columbia Capital Allocation Moderate Portfolio	5,109,000	1,594,000
Columbia Capital Allocation Moderate Aggressive Portfolio	4,543,000	1,177,000
Columbia Capital Allocation Aggressive Portfolio	1,360,000	299,000

These amounts are based on the most recent information available as of September 30, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

Shareholder Services Fees

Columbia Capital Allocation Moderate Aggressive Portfolio has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are contractually limited to an aggregate annual rate of not more than 0.25% of the Fund's average daily net assets attributable to Class T shares. The effective shareholder services fee rate for the year ended January 31, 2016 was 0.25 of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end and CDSCs, received by the Distributor for distributing each Fund's shares for the year ended January 31, 2016, are as follows:

Fund	Class A ($)	Class B ($)	Class C ($)	Class T ($)
Columbia Capital Allocation Conservative Portfolio	232,631	1.098	2,946	—
Columbia Capital Allocation Moderate Conservative Portfolio	563,692	1,188	6,616	—
Columbia Capital Allocation Moderate Portfolio	2,020,872	5,189	17,995	—
Columbia Capital Allocation Moderate Aggressive Portfolio	2,409,967	5,834	16,337	13,722
Columbia Capital Allocation Aggressive Portfolio	1,219,905	2,534	8,787	—

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that each Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 Through May 31, 2016
Fund	Class A (%)	Class B (%)	Class C (%)	Class K (%)	Class R (%)	Class R4 (%)	Class R5 (%)	Class T (%)	Class Y (%)	Class Z (%)
Columbia Capital Allocation Conservative Portfolio	0.51	1.26	1.26	0.46	0.76	0.26	0.21	N/A	0.16	0.26
Columbia Capital Allocation Moderate Conservative Portfolio	0.51	1.26	1.26	0.46	0.76	0.26	0.21	N/A	0.16	0.26
Columbia Capital Allocation Moderate Portfolio	0.51	1.26	1.26	0.46	0.76	0.26	0.21	N/A	0.16	0.26
Columbia Capital Allocation Moderate Aggressive Portfolio	0.51	1.26	1.26	0.46	0.76	0.26	0.21	0.51	0.16	0.26
Columbia Capital Allocation Aggressive Portfolio	0.51	1.26	1.26	0.46	0.76	0.26	0.21	N/A	0.16	0.26
	Voluntary Expense Cap June 1, 2015 Through June 30, 2015
Fund	Class A (%)	Class B (%)	Class C (%)	Class K (%)	Class R (%)	Class R4 (%)	Class R5 (%)	Class T (%)	Class Y (%)	Class Z (%)
Columbia Capital Allocation Conservative Portfolio	0.51	1.26	1.26	0.46	0.76	0.26	0.21	N/A	0.16	0.26
Columbia Capital Allocation Moderate Conservative Portfolio	0.51	1.26	1.26	0.46	0.76	0.26	0.21	N/A	0.16	0.26
Columbia Capital Allocation Moderate Portfolio	0.51	1.26	1.26	0.46	0.76	0.26	0.21	N/A	0.16	0.26
Columbia Capital Allocation Moderate Aggressive Portfolio	0.51	1.26	1.26	0.46	0.76	0.26	0.21	0.51	0.16	0.26
Columbia Capital Allocation Aggressive Portfolio	0.51	1.26	1.26	0.46	0.76	0.26	0.21	N/A	0.16	0.26

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

	Voluntary Expense Cap Prior to June 1, 2015
Fund	Class A (%)	Class B (%)	Class C (%)	Class K (%)	Class R (%)	Class R4 (%)	Class R5 (%)	Class T (%)	Class Y (%)	Class Z (%)
Columbia Capital Allocation Conservative Portfolio	0.51	1.26	1.26	0.45	0.76	0.26	0.20	N/A	0.15	0.26
Columbia Capital Allocation Moderate Conservative Portfolio	0.51	1.26	1.26	0.45	0.76	0.26	0.20	N/A	0.15	0.26
Columbia Capital Allocation Moderate Portfolio	0.51	1.26	1.26	0.45	0.76	0.26	0.20	N/A	0.15	0.26
Columbia Capital Allocation Moderate Aggressive Portfolio	0.51	1.26	1.26	0.45	0.76	0.26	0.20	0.51	0.15	0.26
Columbia Capital Allocation Aggressive Portfolio	0.51	1.26	1.26	0.45	0.76	0.26	0.20	N/A	0.15	0.26

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Each Fund's investment management fee is also excluded from the waiver/reimbursement commitment and is therefore paid by the Funds. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At January 31, 2016, these differences are primarily due to differing treatments for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, post-October capital losses, re-characterization of distributions for investments and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the applicable Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Fund	Undistributed (Excess of Distributions Over) Net Investment Income ($)	Accumulated Net Realized Gain (Loss) ($)	Paid-in Capital Increase (Decrease) ($)
Columbia Capital Allocation Conservative Portfolio	462,036	(462,036)	—
Columbia Capital Allocation Moderate Conservative Portfolio	1,376,341	(1,376,341)	—
Columbia Capital Allocation Moderate Portfolio	5,993,154	(5,993,153)	(1)
Columbia Capital Allocation Moderate Aggressive Portfolio	7,092,646	(7,092,646)	—
Columbia Capital Allocation Aggressive Portfolio	2,860,094	(2,860,096)	2

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

The tax character of distributions paid during the years indicated was as follows:

	Year Ended January 31, 2016			Year Ended January 31, 2015
Fund	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Columbia Capital Allocation Conservative Portfolio	5,511,697	4,860,552	10,372,249	6,182,132	16,334,725	22,516,857
Columbia Capital Allocation Moderate Conservative Portfolio	14,425,969	18,331,287	32,757,256	15,263,292	49,246,031	64,509,323
Columbia Capital Allocation Moderate Portfolio	33,388,988	86,969,786	120,358,774	35,250,039	143,618,161	178,868,200
Columbia Capital Allocation Moderate Aggressive Portfolio	44,229,587	123,124,048	167,353,635	46,134,442	214,145,186	260,279,628
Columbia Capital Allocation Aggressive Portfolio	11,902,853	43,616,414	55,519,267	15,101,868	46,714,495	61,816,363

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At January 31, 2016, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income ($)	Undistributed Long-term Capital Gains ($)	Net Unrealized Appreciation (Depreciation) ($)
Columbia Capital Allocation Conservative Portfolio	753,538	2,156,875	(16,186,435)
Columbia Capital Allocation Moderate Conservative Portfolio	1,579,709	11,459,797	(32,241,327)
Columbia Capital Allocation Moderate Portfolio	2,678,485	35,649,693	(55,610,224)
Columbia Capital Allocation Moderate Aggressive Portfolio	—	49,575,049	(58,028,275)
Columbia Capital Allocation Aggressive Portfolio	—	19,026,664	(20,061,334)

At January 31, 2016, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

Fund	Tax Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized Depreciation ($)	Net Appreciation (Depreciation) ($)
Columbia Capital Allocation Conservative Portfolio	283,461,654	2,102,561	(18,288,996)	(16,186,435)
Columbia Capital Allocation Moderate Conservative Portfolio	650,621,649	9,735,725	(41,977,052)	(32,241,327)
Columbia Capital Allocation Moderate Portfolio	1,558,874,149	45,116,638	(100,726,862)	(55,610,224)
Columbia Capital Allocation Moderate Aggressive Portfolio	2,140,340,996	78,649,639	(136,677,914)	(58,028,275)
Columbia Capital Allocation Aggressive Portfolio	651,862,341	31,458,909	(51,520,243)	(20,061,334)

For the year ended January 31, 2016, the amount of capital loss carryforward utilized, expired unused and permanently lost were as follows:

Fund	Utilized ($)
Columbia Capital Allocation Moderate Aggressive Portfolio	388,505
Columbia Capital Allocation Aggressive Portfolio	7,841

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of January 31, 2016, the Funds will elect to treat the following late-year ordinary losses and post-October capital losses as arising on February 1, 2016:

Fund	Post-October Capital Losses ($)
Columbia Capital Allocation Moderate Aggressive Portfolio	1,192,719
Columbia Capital Allocation Aggressive Portfolio	188,131

Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended January 31, 2016, the cost of purchases and proceeds from sales of investments in the Underlying Funds, excluding investments in money market funds and derivatives, if any, for each Fund aggregated to:

	Other Investment Securities
Fund	Purchases ($)	Proceeds ($)
Columbia Capital Allocation Conservative Portfolio	67,531,922	63,086,990
Columbia Capital Allocation Moderate Conservative Portfolio	165,635,297	125,349,878
Columbia Capital Allocation Moderate Portfolio	326,972,463	258,658,837
Columbia Capital Allocation Moderate Aggressive Portfolio	361,907,387	313,530,276
Columbia Capital Allocation Aggressive Portfolio	144,232,189	70,998,228

The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated Funds. The income earned by the Funds from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

Each Fund has access to a revolving credit facility whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

No Fund had borrowings during the year ended January 31, 2016.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

Note 8. Significant Risks

Shareholder Concentration Risk

At January 31, 2016, certain shareholder accounts owned more than 10% of the outstanding shares of one or more of the Funds. For unaffiliated shareholder accounts, the Funds have no knowledge about whether any portion of those shares were owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

The number of accounts and aggregate percentages of shares outstanding held therein were as follows:

Fund	Number of Unaffiliated Accounts	Percentage of Shares Outstanding Held — Unaffiliated (%)	Percentage of Shares Outstanding Held — Affiliated (%)
Columbia Capital Allocation Conservative Portfolio	—	—	84.4
Columbia Capital Allocation Moderate Conservative Portfolio	—	—	79.5
Columbia Capital Allocation Moderate Portfolio	—	—	94.1
Columbia Capital Allocation Moderate Aggressive Portfolio	1	14.9	57.4
Columbia Capital Allocation Aggressive Portfolio	—	—	91.6

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2016

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust and the Shareholders of
Columbia Capital Allocation Moderate Conservative Portfolio and
Columbia Capital Allocation Moderate Aggressive Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Capital Allocation Moderate Conservative Portfolio and Columbia Capital Allocation Moderate Aggressive Portfolio (the "Funds," constituting part of Columbia Funds Variable Series Trust) at January 31, 2016, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
March 23, 2016

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of
Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Aggressive Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Aggressive Portfolio (the "Funds," constituting part of Columbia Funds Variable Series Trust II) at January 31, 2016, the results of each of their operations for the year ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Funds for the periods ended on January 31, 2012 were audited by another independent registered public accounting firm whose report dated March 26, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
March 23, 2016

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Funds hereby designate the following tax attributes in the fiscal year ended January 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

	Qualified Dividend Income (%)	Dividends Received Deduction (%)	Capital Gain Dividend ($)	Foreign Taxes Paid ($)	Foreign Taxes Paid Per Share ($)	Foreign Source Income ($)	Foreign Source Income Per Share ($)
Columbia Capital Allocation Conservative Portfolio	6.45	7.67	4,971,840	24,514	0.00	339,559	0.01
Columbia Capital Allocation Moderate Conservative Portfolio	26.35	18.80	20,327,881	126,811	0.00	1,483,300	0.02
Columbia Capital Allocation Moderate Portfolio	37.97	27.93	82,462,570	479,337	0.00	4,045,949	0.03
Columbia Capital Allocation Moderate Aggressive Portfolio	48.29	36.63	106,708,627	924,070	0.00	5,837,312	0.03
Columbia Capital Allocation Aggressive Portfolio	67.66	53.10	39,640,733	350,311	0.01	1,749,293	0.03

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016

Columbia Capital Allocation Portfolios

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN124_01_F01_(03/16)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Carmichael and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the three series of the registrant whose report to stockholders are included in this annual filing. Both fiscal years also include fees from a fund that liquidated during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended January 31, 2016 and January 31, 2015 are approximately as follows:

2016	2015
$43,300	$58,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended January 31, 2016 and January 31, 2015 are approximately as follows:

2016	2015
$1,200	$1,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2016 and 2015, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended January 31, 2016 and January 31, 2015, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended January 31, 2016 and January 31, 2015 are approximately as follows:

2016	2015
$25,400	$18,900

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2016 also includes Tax Fees for agreed-upon procedures related to a fund liquidation and a final tax return.

During the fiscal years ended January 31, 2016 and January 31, 2015, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended January 31, 2016 and January 31, 2015 are approximately as follows:

2016	2015
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended January 31, 2016 and January 31, 2015 are approximately as follows:

2016	2015
$110,000	$440,000

In fiscal years 2016 and 2015, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2016 and 2015 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended January 31, 2016 and January 31, 2015 are approximately as follows:

2016	2015
$136,600	$460,500

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	March 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	March 23, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	March 23, 2016